As filed with the Securities and Exchange Commission on December 1, 2014

Securities Act Registration No. 333-195106

Investment Company Registration No. 811-22956

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

(check appropriate box or boxes)

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒	PRE-EFFECTIVE AMENDMENT NO. 3

☐	POST-EFFECTIVE AMENDMENT NO. __

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒	AMENDMENT NO. 3

Forefront Income Trust

(Exact Name of Registrant as Specified in Declaration of Trust)

590 Madison Ave, 34th Floor, New York, NY 10022

(Address of Principal Executive Offices)

(844) 438-3489

(Registrant’s Telephone Number, including Area Code)

Corporation Service Company

2711 Centerville Road, Suite 400

Wilmington, DE 19808

(Name and Address of Agent for Service)

Copies to:

Richard Baumann, Esq.

Richard I. Anslow, Esq.

Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas

New York, New York 10105

(212) 370-1300

Lou Anne McInnis, Esq.

DLA Piper LLP

1251 Avenue of the Americas

New York, NY 10020

(212) 335-4853

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. ☒

It is proposed that this filing will become effective:

☐ when declared effective pursuant to section 8(c) of the Securities Act of 1933

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee (2)
Common Shares of Beneficial Interest, $0.01 par value	$100,000,000	$12,880.00

(1)	Estimated solely for purpose of calculating the registration fee.
(2)	Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion, dated December 1 , 2014

Preliminary Prospectus

FOREFRONT INCOME TRUST

COMMON SHARES OF BENEFICIAL INTEREST

This Prospectus relates to the offering of 10,000,000 common shares of beneficial interest, $0.01 par value (“Shares”) of Forefront Income Trust (the “Trust”, “we,” “us” or “our”), a newly organized Delaware statutory trust registered under the Investment Company Act of 1940 (the “1940 Act”) as a closed-end, non-diversified, “interval” management investment company. The Trust has registered the offering and sale of the Shares under the Securities Act of 1933 (the “Securities Act”).

Investment Objective . The Trust’s investment objective is to seek current income, primarily by investing in unrated or below-investment-grade-rated (commonly referred to as “junk” or high yield/high risk) loans and debt instruments with maturities of generally not more than three years that represent what the Advisor believes to be deep value opportunities. See “Investment Objective and Principal Investment Strategies”. There can be no assurance that the Trust will achieve its investment objective.

An investment in the Shares involves a high degree of risk, will be illiquid and should be considered speculative. You could lose some or all of your investment. See “Risk Factors” beginning on page 21 of this Prospectus.

The Trust’s investment adviser, Forefront Capital Advisors, LLC (the “Advisor”), will not be paid a management fee. It will be paid an advisory fee, but only after shareholders receive the first 8.00% of annual pre-advisory fee net investment income. Thereafter, the Advisor will receive 80% of such income above 8.00% to and including 18.00% (while shareholders receive 20%), and 20% of such income above 18.00% (while shareholders receive 80%). See “Management of the Trust—Advisor—Advisory Fee”. For example:

If Pre-Advisory Fee Net Investment Income is:	Fee to Advisor	Return to Shareholders
5.00%	0.00%	5.00%
10.00%	1.60%	8.40%
14.00%	4.80%	9.20%
19.00%	8.20%	10.80%

The Shares will be offered during an initial offering period at the initial offering price, which is $10 per Share. The initial offering period will terminate when the Trust closes on its first Share subscriptions. This is expected to be three business days after the date (“T+3”) on which the Trust first confirms orders for Shares based on non-binding indications of interest received. The Trust will not commence investment operations until after the initial offering period terminates. After the initial offering period terminates, the Trust will continuously offer Shares at a price per Share equal to the Trust’s net asset value (“NAV”) per Share plus the applicable sales load. During and after the initial offering period, the minimum required initial investment for each investor is $2,500.

The Shares will be illiquid. They have not been and will not be listed on a securities exchange, and no Trust shareholder or other person will have the right to require the Trust to redeem any particular Shares. As an interval fund, the Trust has adopted a fundamental policy to make quarterly repurchase offers of its Shares at NAV, and it expects to offer to repurchase up to 5% of its then outstanding Shares per quarter. But you should not expect these offers to provide significant liquidity, you should not expect to be able to sell any particular Shares in any particular offer (because that offer may be oversubscribed) and you should not expect to be able to sell Shares other than through these repurchase offers. See “Share Repurchases”.

	Price to Public	Sales Load (1)	Proceeds to the Trust
Per Share	$10	$0.30	$9.70
Minimum per Investor (2)	$2,500	$75.00	$2,425
Maximum for Offering (3)	$100,000,000	$3,000,000	$97,000,000 (4)

(1) A total of 3.00% of the gross proceeds shall be paid to certain brokers and dealers (“Selling Agents”) who have entered into selling agreements with Northern Lights Distributors, LLC, which is serving as distributor of the Shares on a reasonable efforts basis (the “Distributor”). During and after the initial offering period, the actual sales load paid by a particular shareholder may vary depending on the financial intermediaries involved in the shareholder’s purchase. You should consult your financial intermediaries about their charges. See “Plan of Distribution”.

(2) During and after the initial offering period, the minimum required initial investment per investor is the same. See “Plan of Distribution”.

(3) Assumes that all 10,000,000 Shares are sold at the initial offering price during the initial offering period. Proceeds from Shares sold after the initial offering period will be less than shown here, if NAV per Share at the time of such sales is lower than the initial offering price.

(4) The Trust’s expenses during the initial offering period, other than the 3.00% sales load, will be approximately $400,000. These expenses will initially be paid by the Advisor. The Trust will reimburse the Advisor for these expenses after the end of the initial offering period, up to the actual amounts incurred by the Advisor. See “Management of the Trust—Reimbursement of Certain Expenses Borne by Advisor”.

This Prospectus is dated      , 2014.

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Leverage. The Trust will not borrow money (except for temporary purposes only, in compliance with Section 18 of the 1940 Act) or issue debt or preferred securities during its first 12 months of operations and currently does not foresee doing any of the foregoing at any time; however, subject to the limitations imposed by the 1940 Act, the Trust is authorized to borrow from banks, issue debt and preferred securities and enter into certain portfolio transactions that may give rise to leverage.

If you purchase Shares in the Trust, you will become bound by the applicable terms and conditions in the Trust’s Agreement and Declaration of Trust, as amended from time to time (the “Declaration of Trust”).

An investment in the Trust should be considered a speculative investment that entails substantial risks, including but not limited to the following:

•	The Trust is newly organized and has no operating history.

•	Shareholders may lose capital and the Trust may fail to effectively achieve its investment objective.

•	The Trust will invest primarily in unrated or below-investment-grade-rated (commonly referred to as “junk” or high yield/high risk) loans and debt instruments, which involve greater risks of default and are more volatile than investment grade securities.

•	The Shares will not be listed on any securities exchange and will be illiquid.

•	Many of the Trust’s investments will be illiquid and will not trade on any exchange or active secondary market. The Trust’s valuation of these investments will not be based on market prices or other independent pricing sources but will instead be the result of fair value determinations made in accordance with the Trust’s valuation processes and procedures. Fair valuation determinations are subjective and based on estimates, and such determinations may differ materially from the values that would have been used if a ready market for these securities existed. As a result of such fair value determinations, the Trust’s NAV on a given date may not reflect the value that the Trust could ultimately receive on one or more of its investments.

•	Although the Trust will operate as an “interval fund” by making repurchase offers to its shareholders on a quarterly basis, no assurance can be given that shareholders will be able to sell all of their Shares tendered to the Trust pursuant to any particular repurchase offer or that any particular Shares tendered will be accepted in such repurchase offer. Therefore, you should not expect to be able to sell your Shares at any particular time, regardless of how the Trust performs.

•	The Shares are appropriate only for shareholders who can tolerate a high degree of risk and do not require a liquid investment.

•	The Trust is classified as a “non-diversified” investment company, which means that the Trust may invest a greater portion of its assets in a more limited number of issuers than a diversified investment company, and the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. As a result, the Trust’s investment portfolio may be subject to greater risk and volatility than if its investments were made in the securities of a broad range of issuers.

•	The Trust intends to elect to be treated as a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986 (the “Internal Revenue Code” or the “Code”). To qualify as a RIC and avoid having its earnings subject to corporate-level U.S. federal income tax, the Trust must satisfy certain income, asset diversification and distribution requirements, which may in some cases prevent it from taking advantage of attractive investment opportunities or force it to liquidate investments at disadvantageous times or prices.

•	If you may need access to the money you invest, then the Trust’s Shares are not a suitable investment, because you will not have access to the money you invest until the Trust offers to repurchase Shares in a quarterly repurchase offer and your Shares are accepted in such a repurchase offer.

•	Distributions may be funded from the capital you invest or from borrowings, if the Trust does not have sufficient earnings. Any invested capital that is returned to you will be reduced by the Trust’s fees and expenses, including sales loads.

This Prospectus sets forth concisely information you should know about the Trust before investing. You are advised to read this Prospectus carefully and retain it for future reference. Additional information about the Trust, including the Trust’s Statement of Additional Information (“SAI”) dated December 1, 2014, has been filed with the Securities and Exchange Commission (“SEC”). You may request a copy of this Prospectus, the SAI and the Trust’s annual and semi-annual reports (when they become available) and make shareholder inquiries without charge by writing to the Trust, c/o Gemini Fund Services, LLC, the Trust’s transfer agent (the “Transfer Agent”), at 17605 Wright Street, Suite 2, Omaha, NE 68130, or calling 1-844-GET-FITX (1-844-438-3489). The SAI in its entirety is incorporated by reference into this Prospectus. The table of contents of the SAI appears on page 58 hereof. The Trust will send annual and semi-annual reports, including financial statements, when they become available, to all holders of its Shares. You can obtain the SAI, other material incorporated by reference herein and other information about the Trust on the SEC’s website, www.sec.gov.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

No broker, dealer, salesperson or other person is authorized to give a prospective shareholder any information or to represent anything not contained in this Prospectus or the SAI. You must not rely on any unauthorized information or representations that anyone provides to you, including information not contained in this Prospectus or the SAI. The information contained in this Prospectus and the SAI is current only as of their respective dates.

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Subscriptions for Shares will not be accepted until the Trust’s registration statement of which this Prospectus forms a part is declared effective.

The Shares are not deposits or obligations of or guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Prospective shareholders should not construe the contents of this Prospectus as legal, tax or financial advice. Each prospective shareholder should consult with his or her own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Trust.

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PROSPECTUS TABLE OF CONTENTS

You should rely only on the information contained in or incorporated by reference into this Prospectus. The Trust has not authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Trust is not making an offer of its Shares in any jurisdiction where the offer or sale is not permitted.

All dealers that buy, sell or trade the Trust’s shares, whether or not participating in this offering, may be required to deliver a prospectus.

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PROSPECTUS SUMMARY

This is only a summary and does not contain all of the information that a prospective shareholder should consider before investing in Forefront Income Trust. Before investing, a prospective shareholder should carefully read the more detailed information appearing elsewhere in this Prospectus and the Trust’s SAI, which in its entirety is incorporated by reference into this Prospectus. The Prospectus and SAI should be retained for future reference by any prospective shareholder.

The Trust:

Forefront Income Trust is a newly organized, closed-end, non-diversified “interval” management investment company. Throughout this Prospectus, we refer to Forefront Income Trust as the “Trust” or as “we,” “us” or “our”. See “The Trust”. The Trust will operate as an “interval fund”, by making repurchase offers to its shareholders on a quarterly basis. See “Share Repurchases”.

The Offering:

The Shares will be offered during an initial offering period at the initial offering price, which is $10 per Share. The initial offering period will terminate when the Trust closes on its first Share subscriptions. This is expected to be three business days after the date (“T+3”) on which the Trust first confirms orders for Shares based on non-binding indications of interest received. The Trust will not commence investment operations until after the initial offering period terminates. After the initial offering period terminates, the Trust will continuously offer Shares at a price per Share equal to the Trust’s NAV per Share plus the applicable sales load.

Investment Objective:

The Trust’s investment objective is to seek current income, primarily by investing in Fixed Income Securities (as defined below). There can be no assurance that the Trust will achieve its investment objective. See “Investment Objective and Principal Investment Strategies”. Additional information with respect to the Trust’s investment policies and restrictions is contained in the SAI.

Investment Strategies:

The Trust will invest substantially all of its assets in a portfolio of unrated or below-investment-grade-rated (commonly referred to as “junk” or high yield/high risk) loans and debt instruments with maturities of generally not more than three years, as well as, to a lesser extent, dividend yielding preferred securities, all of which will represent what the Advisor believes to be deep value opportunities, in that they will offer prospective returns that are high in proportion to their risks as assessed by the Advisor based on its fundamental analysis (collectively, “Fixed Income Securities”). Under normal market conditions, the Trust’s investment policies will include investments in any combination of the following securities: (i) asset-backed securities; (ii) senior secured or unsecured loans or debt (“Senior Loans”); (iii) second lien or other subordinated, secured or unsecured loans or debt (“Second Lien or Subordinated Loans”); (iv) dividend yielding preferred securities; and (v) other securities described herein.

We expect a substantial portion of our investments to take the form of individually sourced business loans, which will be individually and privately sourced, negotiated by the Trust’s Advisor and made directly by the Trust to the borrowing business. We expect to find investment opportunities in a variety of different industries, but we will concentrate at least 25% of our investments in the short-term business credit institution industry. If there is an attractive opportunity, we may invest in smaller or larger companies.

The Trust expects its investments to be non-correlated to the equity markets and structured to have certain terms, protections and features that the Advisor believes may help mitigate the risks of the investment. Some of these features may include, but need not be limited to: senior secured investments, the collateralization of specific assets, personal guarantees, insurance guarantees, default penalties, restrictions concerning change in control, provisions based on financial performance and certain controls on mechanisms affecting operations.

A significant portion of the Trust’s investments will not trade on any exchange or in any dealer market and therefore will be considered illiquid, and any liquidity will generally only be available upon the maturity of a particular investment. By investing in Fixed Income Securities with maturities of generally not more than three years, and often with more frequent interest payments (e.g., monthly or quarterly) as compared to many other available investments, the Advisor believes that the Trust may be able to enhance the overall liquidity of the Trust’s portfolio. See “Investment Objective and Principal Investment Strategies—Investment Strategies”.

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Portfolio Composition:

The Trust’s portfolio will be composed principally of the following investments:

Asset-Backed Securities. Asset-backed securities are a form of structured debt obligation. The collateral for these securities may include, but need not be limited to, such assets as: accounts receivable; contracts; hard assets such as property, plant and equipment; leases; loans; and intellectual property. Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities and certain asset-backed securities may not have the benefit of any security interest in the related assets. Additionally, there is the possibility that, in some cases, recoveries on the underlying collateral may not be available to support payments on the securities.

Senior Loans. Senior Loans hold the most senior position in the capital structure of a business entity or share the senior position with other senior debt securities of the borrower, are typically secured with specific collateral and have a claim on the assets and/or shares of the borrower that is senior to that held by subordinated debt holders and shareholders of the borrower. Many Senior Loans are illiquid and the Trust may have more difficulty in certain cases of disposing of Senior Loans than it would have for other types of investments.

Second Lien or Subordinated Loans. Second Lien or Subordinated Loans have many of the same general characteristics as Senior Loans, except that such loans are second or third in lien priority rather than first. Second Lien Loans are second in priority of payment to one or more Senior Loans of the borrower and are typically secured by a second priority security interest in or lien on specific collateral securing the borrower’s obligation under the loan interest. In the event of default on a Second Lien Loan, the first priority lien holder has first claim to the underlying collateral. It is possible that no collateral value would remain for the second priority lien holder, which would result in a loss of investment to the Trust. Subordinated Loans or debt generally will rank lower in priority of payment to one or more Senior Loans and Second Lien Loans. Because of the higher degree of investment risk, Subordinated Loans often pay interest at higher rates, reflecting the additional risk.

Dividend Yielding Preferred Securities. Traditional preferred securities generally pay fixed or adjustable rate dividends to investors and generally have “preference” over common shares in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on such preferred securities before paying any dividends on its common shares. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Preferred shareholders usually have no right to vote for corporate directors or on other matters. Shares of such preferred securities typically have a liquidation value that usually equals the original purchase price at the date of issuance. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case, all accumulated dividends must be paid before any dividend on the common shares can be paid. The Trust does not envision investing in non-cumulative preferred securities. There is no assurance that dividends or distributions on the preferred securities in which the Trust invests will be declared or otherwise made payable.

Shares of Other Investment Companies. The Trust will take expenses into account when evaluating the merits of an investment in another investment company. The securities of other investment companies may be leveraged, in which case, if the Trust invests in them, any leverage risks to which the Trust would already be subject would be augmented by the leverage risks to which they were subject. As described in this Prospectus in the sections entitled “Investment Objective and Principal Investment Strategies—Leverage” and “Risk Factors,” the NAV and market value of leveraged securities will usually be more volatile, and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Other investment companies may have investment policies that differ from those of the Trust. To the extent the Trust invests in other investment companies, the Trust will be dependent upon the investment and research abilities of persons other than those employed by the Advisor.

Fixed Income Securities are subject to the risk of non-payment of interest, dividends and principal. Such non-payment would result in a reduction of income to the Trust, a reduction in the value of the investment and a potential decrease in the NAV of the Trust. There can be no assurance that the liquidation of any collateral securing any Fixed Income Securities would satisfy the debtor’s obligation in the event of non-payment of interest, dividends or principal, or that such collateral could be readily liquidated if at all. In the event of the default or bankruptcy of a debtor, the Trust could experience delays or limitations with respect to its ability to realize the benefits, if any, of the collateral securing the debtor’s Fixed Income Securities. The collateral securing Fixed Income Securities may lose all or substantially all of its value, including in the event of the default or bankruptcy of the debtor.

Because a substantial portion of the Trust’s investments will be individually sourced and privately negotiated business loans, active trading markets are unlikely to exist for some or all of the Fixed Income Securities. The Trust anticipates that substantially all of the Fixed Income Securities will not be rated by a rating agency, will not be registered with the SEC or any state securities commission and will not be listed on any securities exchange. The amount of public information available with respect to the Fixed Income Securities will generally be less extensive than that available for registered or exchange-listed securities. In the event the Fixed Income Securities are rated, they are likely to be rated below investment grade (commonly referred to as “junk bonds” or high yield/high risk securities). In the event they are not rated, they are likely to be of a credit quality equivalent to below investment grade. The Advisor does not view ratings to be the determinative factor in their investment decisions and rely more upon their own investment analyses. Fixed Income Securities that are rated below investment grade, or that are unrated but of an equivalent credit quality, involve greater risks of default and are more volatile than investment grade securities, because issuers of such securities may be more susceptible to economic fluctuations and the prospects for the payment of interest or dividends and the repayment of principal may be speculative. See “Investment Objective and Principal Investment Strategies—Portfolio Composition”.

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Other Investment Policies:

The Trust may invest in U.S. dollar and non-U.S. dollar denominated securities of issuers located anywhere in the world outside the United States (“Non-U.S. Securities”). Such investments could result in the Trust incurring losses as a result of the imposition of exchange controls, the suspension of settlements or the inability of the Trust to deliver or receive a specified currency on a specified date. Non-U.S. Securities may be less liquid and more volatile than securities of comparable U.S. issuers. Similarly, there is generally less liquidity in many foreign securities markets than in the United States markets and, at times, greater price volatility than in the United States markets. The U.S. dollar may appreciate against the non-U.S. currencies in which the Trust’s Non-U.S. Securities are denominated. Additional risks to which the Trust may be subject if it invests in Non-U.S. Securities include possible adverse political, social and economic developments, seizure or nationalization of foreign deposits and the adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest, including to investors located outside the country, whether from currency blockage or otherwise.

The Trust may also invest in emerging market issuers, which may involve additional risks compared to investing in the securities of U.S. issuers or in the Non-U.S. Securities of issuers in developed foreign countries. These emerging market securities may include, without limitation, the securities of: (a) supranational entities; (b) foreign corporate or similar issuers; and (c) businesses that generate significant profits from emerging market countries. Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. There will be no minimum rating criteria for the Trust’s investments in such securities. Issuers of these securities may be subject to risks that do not apply to issuers in more developed countries. Less information about the issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices. The economies of emerging market countries may grow at slower rates than expected or may be more prone to downturns or recessions.

The Trust may depart from its principal investment strategies in response to adverse market, economic or political conditions. The Trust may take a temporary defensive position and invest all or a substantial portion of its total assets in cash or cash equivalents, government securities or similar investments. The Trust would not be pursuing its investment objective in these circumstances, could miss favorable market developments and may not achieve its investment objective.

Pending the investment of assets in accordance with the Trust’s principal investment strategies, or in order to maintain a certain degree of liquidity, including in connection with the Trust’s repurchase offers, the Trust may invest its assets in liquid, investment grade debt securities, listed preferred stock, money market funds, U.S. Treasury and agency securities, municipal bonds, bank accounts and similar investments.

Many of the considerations entering into the investment recommendations and decisions of the Advisor are subjective. See “Investment Objective and Principal Investment Strategies—Other Investment Policies”.

Risk Management Techniques:

In addition to the investment strategies described above, the Trust may, but is not required to, engage in various other “Risk Management Transactions” described below, including without limitation derivatives transactions, for hedging and risk management purposes. Such Risk Management Transactions are commonly used in modern portfolio management and are regularly used by many mutual funds, closed-end funds and other institutional investors. Although the purpose of engaging in Risk Management Transactions would be to hedge and manage risk in furtherance of the Trust’s investment objective, no assurance can be given that this will be successful.

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The Trust may purchase and sell derivative instruments, such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income and interest rate indices and other financial instruments. The Trust may use Risk Management Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the value of securities held in or to be purchased for the Trust’s portfolio, protect the value of the Trust’s portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Trust, protect against changes in currency exchange rates or manage the effective maturity or duration of the Trust’s portfolio.

The Trust may enter into derivatives transactions with counterparties that are approved by the Advisor in accordance with guidelines and procedures established by the Trust’s Board of Trustees. These guidelines and procedures will require minimum credit ratings from a Nationally Recognized Statistical Rating Organization (“NRSRO”) for each counterparty, creditworthiness monitoring and procedures, including the implementation of various credit enhancement techniques (for example, collateralization of amounts due from counterparties), to limit risk exposure to counterparties whose ratings fall below certain NRSRO ratings levels.

Risk Management Transactions have risks, including the imperfect correlation between the value of the instruments invested in and the underlying assets, the possible default of other parties to the transactions and the illiquidity of the instruments. Furthermore, the ability to successfully use Risk Management Transactions depends on the Advisor’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of Risk Management Transactions may result in losses that would not have been experienced if the transactions had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment or may cause the Trust to hold a security that it might otherwise sell. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Risk Management Transactions will not otherwise be available to the Trust for investment purposes. See “Investment Objective and Principal Investment Strategies—Risk Management Techniques” and “Risk Factors”.

Use of Options:

The Trust may purchase and write (i.e., sell) put and call options on securities, securities indices, interest rates and currencies, as the Advisor determines to be appropriate, for hedging and risk management purposes. For example, the Trust may purchase or write options on particular securities to protect against a decline in the market value of those securities, which it holds in its portfolio, or to anticipate an increase in the market value of securities that it may purchase in the future; and the Trust may purchase and write put and call options on foreign currencies to manage its exposure to foreign currency exchange rates. Additional information with respect to options transactions in which the Trust may engage is contained in the SAI.

Use of Proceeds:

The proceeds of the offering of the Shares, net of the sales load paid to the Selling Agents and other expenses, will be invested in accordance with the Trust’s investment objective and principal investment strategies as soon as practicable after the termination of the initial offering period. The Advisor expects that substantially all of the Trust’s assets will be invested within approximately three to six months after termination of the initial offering period. However, the Trust may or may not be able to invest its assets more quickly than this, depending on the availability of the types of securities in which the Trust seeks to invest, in sufficient quantities, of appropriate credit qualities and at prices attractive to the Trust. See “Use of Proceeds”.

Share Repurchases:

The Trust will operate as an “interval fund” by making quarterly offers to repurchase its Shares pursuant to Rule 23c-3(b) under the 1940 Act. The Trust is authorized to repurchase up to between 5% and 25% of its Shares outstanding on the quarterly repurchase request deadline, and it currently expects to offer to repurchase up to 5% of its Shares outstanding on the quarterly repurchase request deadline. However, no assurance can be given that shareholders will be able to sell all of their Shares tendered to the Trust pursuant to any particular repurchase offer or that any particular Shares tendered will be accepted in such a repurchase offer.

Shares tendered for repurchase within 180 days from the date of the original issuance of the Shares will be subject to a repurchase fee of 2%. Additionally, the Trust may in the future determine to charge a repurchase fee payable to the Trust, not to exceed 2% of the proceeds of the repurchase, reasonably to compensate it for its expenses directly related to the repurchase.

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The Trust is not required to make its first repurchase offer until, and does not expect to make its first repurchase offer earlier than, the second calendar quarter of 2015. Thereafter, the Trust will make repurchase offers quarterly. The Trust’s quarterly repurchase offers will end on the third Friday (or the preceding business day if such third Friday is not a business day) of each month in which a repurchase offer ends. When a repurchase offer commences, the Trust will send to shareholders a notification of the offer specifying, among other things:

•      That the Trust is offering to repurchase Shares at NAV.

•      The percentage of outstanding Shares that the Trust is offering to repurchase, and how the Trust will purchase Shares on a pro rata basis if the offer is oversubscribed.

•      The date on which a shareholder’s repurchase request is due (the “repurchase request deadline”). This will be the third Friday (or the preceding business day if such third Friday is not a business day) of each month in which a repurchase offer ends.

•      The date that will be used to determine the Trust’s NAV applicable to the repurchase offer (the “repurchase pricing date”). This is generally expected to be the repurchase request deadline, and in any event shall occur no later than the 14th calendar day after the repurchase request deadline (or the next business day after the 14th calendar day if the 14th calendar day is not a business day). The notice will discuss the risk of fluctuation in NAV that could occur if there is a difference between the repurchase request deadline and the repurchase pricing date.

•      The date by which the Trust will pay to shareholders the proceeds from their Shares accepted for repurchase (the “repurchase payment deadline”). This is generally expected to be the third business day after the repurchase pricing date, and in any event will be within seven days of the repurchase pricing date.

•      The NAV of the Shares of the Trust as of a date no more than seven days prior to the date of the notification, and the means by which shareholders may ascertain NAV on other dates.

•      The procedures by which shareholders may tender their Shares and the right of shareholders to withdraw or modify their tenders prior to the repurchase request deadline.

•      The circumstances in which the Trust may suspend or postpone a repurchase offer.

•      Any fees applicable to the repurchase offer.

For quarterly repurchase offers, the Trust will send the notification of the offer not less than 21 days or more than 42 days in advance of the repurchase request deadline.

The repurchase request deadline will be strictly observed. You may withdraw or change your repurchase request at any point before the repurchase request deadline.

There is no minimum number of Shares that must be tendered before the Trust honors repurchase requests. However, for each repurchase offer, the Board will set a maximum percentage of Shares that may be purchased. In the event a repurchase offer is oversubscribed, the Trust may, but is not required to, repurchase additional Shares up to a maximum amount of 2% of all the Shares outstanding on the repurchase request deadline. If the Trust determines not to repurchase additional Shares beyond the repurchase offer amount, or if shareholders tender an amount of Shares greater than that which the Trust is entitled to purchase plus 2% of all the Shares outstanding on the repurchase request deadline, the Trust will repurchase the Shares tendered on a pro rata basis. However, the Trust may decide to diverge from a purely pro rata repurchase in certain specified situations.

If any Shares that you tender are not repurchased, you will have to wait until a subsequent repurchase offer to tender those Shares, and resubmit your repurchase request, which will not be given any priority over other shareholders’ requests. Thus, there is a risk that the Trust may not purchase all of the Shares you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In addition, in anticipation of the possibility of proration, some shareholders may tender more Shares than they might otherwise have tendered, thereby increasing the likelihood of proration. There is no assurance that you will be able to tender as many of your Shares, in one repurchase offer or in multiple repurchase offers, as you desire to sell.

The repurchase price payable in respect of a tendered Share will be equal to the Share’s NAV as determined after the close of business on the repurchase pricing date. The Trust’s NAV per Share may change materially between the date a repurchase offer is sent to shareholders and the repurchase pricing date, and it may also change materially after the repurchase request deadline, including without limitation if the repurchase pricing date is not the same as the repurchase request deadline. The Trust will generally pay repurchase proceeds on the third business day after the repurchase pricing date. In any event, the Trust pays repurchase proceeds no later than seven days after such repurchase pricing date.

The Trust believes that repurchase offers will generally be beneficial to the Trust’s shareholders, and will generally be funded from available cash or sales of portfolio securities. However, the acquisition of Shares by the Trust will reduce the number of outstanding Shares and the assets of the Trust and, therefore, may have the effect of increasing the Trust’s expense ratio. In addition, if the Trust borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares, by increasing the Trust’s expenses and reducing any net investment income. See “Share Repurchases”.

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Leverage:

The Trust will not borrow money (except for temporary purposes only, in compliance with Section 18 of the 1940 Act) or issue debt or preferred securities during its first 12 months of operations and currently does not foresee doing any of the foregoing at any time; however, subject to the limitations imposed by the 1940 Act, the Trust is authorized to borrow from banks, issue debt and preferred securities and enter into certain portfolio transactions that may give rise to leverage.

The Trust is authorized to incur leverage up to limitations imposed by the 1940 Act. As a result, the Trust may borrow money from a bank in amounts of up to 33-1/3% of the value of its total assets at the time of such borrowings, to purchase portfolio securities and for portfolio management purposes. The Trust may also borrow money for other lawful purposes, including administrative purposes, such as (a) repurchasing Shares of the Trust in the event the Trust has no available cash or immediately available liquid investments as the time of a repurchase, (b) paying fees and expenses and (c) meeting distribution requirements for eligibility to be treated as a RIC under Subchapter M of the Internal Revenue Code under circumstances that would otherwise result in the liquidation of investments. Additionally, certain portfolio transactions entered into by the Trust may give rise to a form of leverage. Such transactions will not be considered borrowings by the Trust so long as they are collateralized or covered as required under the 1940 Act. The Trust may also incur leverage through the issuance of preferred shares up to certain limitations imposed under the 1940 Act, although it has no current intention of doing so. The Advisor and the Trust’s Board will regularly review the Trust’s use of leverage.

Any leverage incurred by the Trust would generally have complete priority over the Trust’s Shares upon the distribution of assets. See “Investment Objective and Principal Investment Strategies—Leverage,” “Risk Factors”, “Description of Shares—Preferred Shares” and “Share Repurchases”.

Board of Trustees:

The Board of the Trust has overall responsibility for monitoring the Trust’s investment program and its management and operations. Any vacancy on the Board may be filled by the remaining Trustees, except to the extent the 1940 Act requires the election of Trustees by shareholders. A majority of the Trustees are independent Trustees (the “Independent Trustees”), in that they are not “interested persons” (as defined in the 1940 Act) of the Trust or the Advisor. See “Management of the Trust—Board of Trustees”.

Investor Suitability:

An investment in the Trust involves a considerable amount of risk. It is possible that you will lose some or all of your money. An investment in the Trust is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares, and should be viewed as a long-term investment. Other than in very limited circumstances, if any, you should not expect to be able to sell your Shares other than through repurchase offers that the Trust expects to make to its shareholders on a quarterly basis. See “Share Repurchases”. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs. An investor should only invest in the Trust money that it can afford to lose, and it should not invest money to which it may need access in the short-term, on any particular date or on a frequent basis. In addition, all investors should be aware of how the Trust’s investment strategies fit into their overall investment portfolios, because the Trust is not designed to be, by itself, a well-balanced investment for any particular investor. See “Risk Factors”.

Minimum Investment:	During and after the initial offering period, the minimum required initial investment for each investor is $2,500.
Subscription for Shares:

During the initial offering period, subscriptions for Shares will be accepted as determined by the Distributor. After the termination of the initial offering period, if Shares continue to be offered, subscriptions will be accepted on a continuous basis on each day that the New York Stock Exchange is open for business (or if it is closed, on its next succeeding business day). In order for a purchase of Shares to be completed, the Distributor must receive the full subscription amount for such Shares, in federal funds, and the executed subscription documents by the date determined for settlement. Purchases are generally expected to settle on a T+3 basis. See “Plan of Distribution” and “How to Subscribe for Shares”

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Distributor, Sales Load, Shareholder Service Fee:

Northern Lights Distributors, LLC will serve as the Distributor of the Shares on a reasonable efforts basis, subject to various conditions, for which it will be paid an annual fee. A total of 3.00% of the gross proceeds from all Shares sold shall be paid to Selling Agents who have entered into selling agreements with the Distributor. Forefront Capital Markets, LLC, a broker-dealer affiliate of the Trust, is expected to serve as a Selling Agent. See “Plan of Distribution”.

During and after the initial offering period, the actual sales load paid by a particular shareholder may vary depending on the financial intermediaries involved in the shareholder’s purchase transaction. Prospective shareholders should consult their financial intermediaries about the charges they may impose.

Following the commencement of investment operations, the Trust will pay the Distributor an ongoing service fee (the “Shareholder Service Fee”) at an annualized rate of 0.25% of the average net assets of the Trust, to be used to compensate brokers, dealers and other financial intermediaries for providing services to shareholders, including for the maintenance of shareholder accounts. Payment of the Shareholder Service Fee is governed by the Trust’s Shareholder Service Plan. See “Plan of Distribution—Shareholder Service Fee”.

Consistent with SEC rules, the Advisor or its affiliates may pay additional compensation, out of their own assets and not as an additional charge to the Trust, to brokers or dealers (including the Distributor and Selling Agents) in connection with the sale and distribution of Shares and the retention or servicing of shareholder accounts. The receipt of such additional compensation by a selling broker or dealer may create potential conflicts of interest between an investor and the broker or dealer who is recommending the Trust to the investor over other potential investments. See “Plan of Distribution”.

Advisor:

Forefront Capital Advisors, LLC (the “Advisor”) is the investment adviser to the Trust. The Advisor is newly formed. It was formed for the sole purpose of advising the Trust and its sole business will be to advise the Trust. The Advisor has no investing history; however, its principal officers and portfolio managers, Bradley Reifler and David Wasitowski, have had years of experience providing investment advice and managing private funds, investment vehicles and client accounts, including through affiliates of the Forefront Capital group, a diversified financial services business. See “Management of the Trust—Advisor”.

Advisory Fee to Advisor:

The Trust will not pay the Advisor a management fee. Instead, the Trust will pay the Advisor an advisory fee (the “Advisory Fee”) that compensates the Advisor after shareholders receive the first 8.00% of annual Pre-Advisory Fee Net Investment Income (the “Hurdle”). The Advisor will receive no compensation until after the Hurdle is passed. For Pre-Advisory Fee Net Investment Income above 8.00% and up to and including 18.00%, the Advisory Fee will provide the Advisor with 80% of such income, while shareholders receive 20%. For Pre-Advisory Fee Net Investment Income above 18.00%, the Advisory Fee will provide the Advisor with 20% of such income, while shareholders receive 80%.

For the purpose of calculating the Advisory Fee, “Pre-Advisory Fee Net Investment Income” shall mean interest income, dividend income and all other income (including all fees, such as commitment, origination, structuring, diligence, consulting and other fees received by the Trust in connection with an investment) as well as income accrued but not yet received from investments with a deferred interest feature (such as original interest discount, pay-in-kind interest and zero coupon securities), less expenses other than the Advisory Fee. No Advisory Fees will be payable on any capital gains. The amount of the Advisory Fee will not be affected by any realized or unrealized losses we may suffer. The Advisory Fee, if any, will be paid annually in arrears for the Trust’s fiscal year then ended. The Trust’s fiscal year runs from October 1 to September 30 (“Fiscal Year”).

The Trust will accrue a projected Advisory Fee amount payable on a daily basis, based on the Trust’s then-projected annualized Pre-Advisory Fee Net Investment Income. Reconciliations will be made monthly with reference to the prior month’s Pre-Advisory Fee Net Investment Income. As a result of the foregoing, the Trust’s NAV and the value of Trust Shares will always reflect a projected Advisory Fee accrual, even though it will only be after the close of the Trust’s then-current Fiscal Year that the Trust will be able to determine conclusively how much of an Advisory Fee, if any, is payable. See “Management of the Trust—Advisor—Advisory Fee”.

The Advisory Fee presents certain risks that are not present in the case of investment companies that do not pay such a fee. See “Risk Factors”.

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Expenses:

The Trust pays all of its operational and investment expenses, including but not limited to brokerage commissions (if any) and all other costs of executing transactions, interest expense, insurance expense, custodial expense and all ongoing ordinary administrative and operational costs, including but not limited to legal costs, accounting costs, taxes and any fees paid to the Trust’s Administrator, Custodian, Transfer Agent (each as defined below) and other agents and all expenses incurred in connection with the offering and sale of its Shares and communications with shareholders. The Trust also pays any extraordinary operating expenses.

The Advisor pays the expenses incurred by it in providing a continuous investment program for the Trust, which may include expenses relating to providing financial, statistical and other data and advice to the Trust. The Advisor also bears all of its own ongoing ordinary administrative and operational costs, including the expense of its employees’ compensation (including the compensation of the officers and employees of the Advisor who serve as officers and Trustees of the Trust), its facilities, travel, technology, office supply, research and data costs and its legal, accounting and filing fees.

The Advisor has entered into an Expenses Limitation Agreement (the “Expenses Limitation Agreement”) with the Trust, in which the Advisor has contractually agreed to reduce its fees, absorb expenses of the Trust or both, in order to ensure that the Trust’s expenses (excluding the Advisory Fee, taxes, interest on borrowings, brokerage commissions, acquired fund fees and expenses, shareholder services fees, extraordinary expenses such as litigation or reorganizational costs and organizational costs incurred prior to commencement of the Trust’s operations) will not exceed the annual rate of 1.75% of the Trust’s net assets attributable to Shares. See “Management of the Trust—Reimbursement of Certain Expenses Borne by Advisor”.

For a summary of the expenses an investor will incur (directly or indirectly) by purchasing and holding Shares, see “Summary of Fees and Expenses”.

Distributions and Automatic Dividend Reinvestment Plan:

The Trust intends to make distributions to its shareholders of its net investment income, after expenses and provisions, at least annually, and may make them as often as quarterly. In order to maintain its status as a RIC and avoid U.S. federal excise taxes, the Trust must make certain required distributions. See “Tax Considerations—Taxation of the Company”. The Board reserves the right to change the distribution policy from time to time.

Pursuant to the Trust’s Automatic Dividend Reinvestment Plan (the “Plan”), unless a shareholder is ineligible or otherwise elects, all distributions of dividends (including capital gain dividends), net of any applicable U.S. withholding tax, will be automatically reinvested by the Trust in additional Shares of the Trust. Election not to participate in the Plan and to receive all dividends and capital gain distributions in cash may be made by indicating that choice on the subscription documents or by contacting the Transfer Agent, which is the entity that will administer the Plan.

Shareholders who receive distributions in the form of Shares are generally subject to the same U.S. federal, state and local tax consequences as are shareholders who elect to receive their distributions in cash. However, since a participating shareholder’s cash distributions will be reinvested, such shareholder will not receive cash with which to pay any applicable taxes on reinvested distributions. A shareholder’s basis in the Shares received in a distribution from us will generally be equal to the amount of the reinvested distribution. Any Shares received in a distribution will be subject to a new holding period, for U.S. federal income tax purposes, commencing on the day following the day on which the Shares are credited to the U.S. shareholder’s account. See “Distribution and Dividend Reinvestment Policies”.

Transferability of Shares:

There is currently no market for Shares and none is expected to develop. The Shares have not been and will not be listed on a securities exchange, and no Trust shareholder or other person will have the right to require the Trust to redeem any particular Shares. As an interval fund, the Trust has adopted a fundamental policy to make quarterly repurchase offers of its Shares at NAV, and it expects to offer to repurchase up to 5% of its then outstanding Shares per quarter. But you should not expect these offers to provide significant liquidity, you should not expect to be able to sell any particular number of Shares in any particular offer (because that offer may be oversubscribed) and you should not expect to be able to sell Shares other than through these offers. See “Share Repurchases”.

Valuation:

The NAV of the Trust will be computed based upon the value of the Trust’s portfolio securities and other assets. NAV per Share will be determined daily, on each day that the New York Stock Exchange is open for business, as of the close of the regular trading session on that exchange. The Trust calculates NAV per Share by subtracting liabilities (including accrued expenses and dividends) from total assets (the value of the Trust’s portfolio securities plus cash and other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding Shares. See “Determination of Net Asset Value”.

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Because there will not be a public market or active secondary market or dealer market for many of the securities in which the Trust intends to invest, many of the Trust’s investments will not be based on market prices or prices derived from an independent pricing source, and therefore these investments will be subject to fair value determinations made by the Advisor in accordance with the Trust’s valuation processes and procedures. Such fair value determinations may differ materially from the values that would have applied if a ready market for these securities existed. As a result of such fair value determinations, the Trust’s NAV on a given date may not reflect the value that the Trust could ultimately receive on one or more of its investments. See “Risk Factors.”

Regulated Investment Company Status:

We intend to elect to be treated, and to qualify annually thereafter, as a RIC under Subchapter M of the Internal Revenue Code. As a RIC, we generally will not pay corporate-level U.S. federal income taxes on any net investment income or net capital gains that we timely distribute to our shareholders as dividends. To maintain our qualification as a RIC and the associated tax benefits, we must meet specified source-of-income and asset diversification requirements and distribute in each taxable year at least 90% of our investment company taxable income and net tax exempt income for that taxable year. See “Tax Considerations—Taxation of the Company”.

Indemnification:

Under its Declaration of Trust, the Trust has agreed to indemnify each member of its Board, its officers and the Advisor and its affiliates (including such persons who serve at the Trust’s request as directors, officers, members, partners or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (each such person hereinafter referred to as a “Trust Covered Person”) against all liabilities and expenses, except with respect to any matter as to which such Trust Covered Person shall not have acted in good faith in the reasonable belief that such Trust Covered Person’s action was in or not opposed to the best interests of the Trust and except that no Trust Covered Person shall be indemnified against any liability to the Trust or its shareholders to which such Trust Covered Person would otherwise be subject by reason of willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trust Covered Person’s position. Upon certain conditions, the Trust may advance expenses incurred by any Trust Covered Person in advance of the final disposition of any action, suit or proceeding.

In the event of any request to hold harmless or indemnify any person as permitted under Sections 17(h) and (i) of the 1940 Act, including (x) where liability has not been adjudicated, (y) where the matter has been settled or (z) in situations involving an advancement of attorney’s fees or other expenses, the Trust will follow SEC policy regarding such matters, including the policy set forth in Release No. 11330, so long as the interpretation of Sections 17(h) and (i) contained in that release remains in effect.

Reports:

The Trust will distribute a semi-annual report containing unaudited financial statements and an annual report containing audited financial statements within 60 days of the end of each semi-annual or annual period, respectively.

Administrator:

The Trust has entered into a fund services agreement (the “Fund Services Agreement”) with Gemini Fund Services, LLC (the “Administrator”). The Administrator is responsible for certain matters pertaining to the administration of the Trust, including: (a) maintaining corporate and financial books and records of the Trust, (b) providing administration services and (c) performing other accounting and clerical services. The Administrator is permitted to delegate any or all of its duties to its affiliated entities.

Transfer Agent:	Gemini Fund Services, LLC serves as the Trust’s Transfer Agent, as well as serving as Administrator.
Custodian:

MUFG Union Bank, N.A. acts as the custodian (the “Custodian”) of Trust assets pursuant to a global custody agreement between the Custodian and the Trust. In furtherance of its duties to the Trust, the Custodian may appoint sub-custodians from time to time. Other entities may be appointed in the future to provide custodial services to the Trust.

Compliance Services Provider:

Blue River Partners LLC acts as an outside provider of certain compliance services (the “Compliance Services Provider”) pursuant to a services agreement (the “Compliance Services Agreement”) between the Compliance Services Provider and the Trust.

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Independent Registered Public Accounting Firm:	Marcum LLP serves as the Trust’s independent registered public accounting firm.
Risks:

An investment in the Trust should be considered a speculative investment that entails substantial risks, including but not limited to the following:

•     The Trust is newly organized and has no operating history.

•      Shareholders may lose capital and the Trust may fail to effectively achieve its investment objective.

•      The Trust will invest primarily in unrated or below-investment-grade-rated (commonly referred to as “junk” or high yield/high risk) loans and debt instruments, which involve greater risks of default and are more volatile than investment grade securities.

•     The Shares will not be listed on any securities exchange and will be illiquid.

•     Many of the Trust’s investments will be illiquid and will not trade on any exchange or active secondary market. The Trust’s valuation of these investments will not be based on market prices or other independent pricing sources but will instead be the result of fair value determinations made in accordance with the Trust’s valuation processes and procedures. Fair valuation determinations are subjective and based on estimates, and such determinations may differ materially from the values that would have been used if a ready market for these securities existed. As a result of such fair value determinations, the Trust’s NAV on a given date may not reflect the value that the Trust could ultimately receive on one or more of its investments.

•     Although the Trust will operate as an “interval fund” by making repurchase offers to its shareholders on a quarterly basis, no assurance can be given that shareholders will be able to sell all of their Shares tendered to the Trust pursuant to any particular repurchase offer or that any particular Shares tendered will be accepted in such repurchase offer. Therefore, you should not expect to be able to sell your Shares at any particular time, regardless of how the Trust performs.

•     The Shares are appropriate only for shareholders who can tolerate a high degree of risk and do not require a liquid investment.

•     The Trust is classified as a “non-diversified” investment company, which means that the Trust may invest a greater portion of its assets in a more limited number of issuers than a diversified investment company, and the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. As a result, the Trust’s investment portfolio may be subject to greater risk and volatility than if its investments were made in the securities of a broad range of issuers.

•     The Trust intends to elect to be treated as a RIC under Subchapter M of the Internal Revenue Code. To qualify as a RIC and avoid having its earnings subject to corporate-level U.S. federal income tax, the Trust must satisfy certain income, asset diversification and distribution requirements, which may in some cases prevent it from taking advantage of attractive investment opportunities or force it to liquidate investments at disadvantageous times or prices.

•     If you may need access to the money you invest, then the Trust’s Shares are not a suitable investment, because you will not have access to the money you invest unless and until the Trust offers to repurchase Shares and your Shares are accepted in such a repurchase offer.

•    Distributions may be funded from the capital you invest or from borrowings, if the Trust does not have sufficient earnings. Any invested capital that is returned to you will be reduced by the Trust’s fees and expenses, including sales loads.

See “Risk Factors”.

Conflicts of Interest:	Various potential conflicts of interest may arise from the overall investment activities of the Advisor and its affiliates. Before purchasing Shares, you should consider carefully the potential conflicts of interest and the policies regarding conflicts of interest described under “Conflicts of Interest”.

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SUMMARY OF FEES AND EXPENSES

The table below describes the fees and expenses you will incur (directly or indirectly) if you buy and hold Shares in the Trust. Because the Trust has no operating history, many of these expenses are estimates. You should expect the expenses of a new fund, including start-up costs, to be higher than the expenses of an established fund. For a more complete description of the various fees and expenses of the Trust, please see “Management of the Trust”.

Shareholder Transaction Expenses:
Sales Load (as a percentage of the offering price) (1)	3.00%

Annual Expenses (as a percentage of net assets attributable to Shares):
Management Fee (2)	0.00%
Other Expenses (3)	1.50%
Shareholder Service Fee (4)	0.25%
Advisory Fee (5)	--%
Total Annual Expenses (Excluding Advisory Fee) (6)	1.75%

(1)	A total of 3.00% of the gross proceeds from all Shares sold shall be paid to Selling Agents who have entered into selling agreements with the Distributor. Forefront Capital Markets, LLC, a broker-dealer affiliate of the Trust, is expected to serve as a Selling Agent. See “Plan of Distribution”.

(2)	The Trust will not pay the Advisor a management fee.

(3)

“Other Expenses” include (a) expenses incurred during the initial offering period, other than the 3.00% sales load, which the Trust estimates will be approximately $400,000; these expenses are being paid by the Advisor, and the Trust will reimburse the Advisor for them after the end of the initial offering period, up to the actual amounts incurred by the Advisor; and (b) the anticipated expenses to be incurred annually to operate the Trust and to offer additional Shares after the termination of the initial offering period; in each case including, without limitation, professional fees, offering costs, SEC filing fees, FINRA filing fees, administration fees, custody fees, trustee fees, insurance costs, financing costs, the fees and expenses of other funds in which the Trust may invest and other expenses.

(4)	Following the commencement of investment operations, the Trust will pay the Distributor an ongoing service fee (the “Shareholder Service Fee”) at an annualized rate of 0.25% of the average net assets of the Trust, to be used to compensate brokers, dealers and other financial intermediaries for providing services to shareholders, including for the maintenance of shareholder accounts. Payment of the Shareholder Service Fee is governed by the Trust’s Shareholder Service Plan. See “Plan of Distribution—Shareholder Service Fee”.

(5)

The Trust will not pay the Advisor a management fee. Instead, the Trust will pay the Advisor the Advisory Fee, which compensates the Advisor after shareholders receive the first 8.00% of annual Pre-Advisory Fee Net Investment Income (the “Hurdle”). The Advisor will receive no compensation until after the Hurdle is passed; thereafter, the Advisory Fee will be paid. For Pre-Advisory Fee Net Investment Income above 8.00% and up to and including 18.00%, the Advisory Fee will provide the Advisor with 80% of such income, while shareholders receive 20%. For Pre-Advisory Fee Net Investment Income above 18.00%, the Advisory Fee will provide the Advisor with 20% of such income, while shareholders receive 80%. No Advisory Fees will be payable on any capital gains. The amount of the Advisory Fee will not be affected by any realized or unrealized losses we may suffer. The Advisory Fee, if any, will be paid annually in arrears for the Trust’s Fiscal Year then ended. The Trust will accrue a projected Advisory Fee amount payable on a daily basis, based on the Trust’s then-projected annualized Pre-Advisory Fee Net Investment Income. Reconciliations will be made monthly with reference to the prior month’s Pre-Advisory Fee Net Investment Income. As a result of the foregoing, the Trust’s NAV and the value of Trust Shares will always reflect a projected Advisory Fee accrual, even though it will only be after the close of the Trust’s then-current Fiscal Year that the Trust will be able to determine conclusively how much of an Advisory Fee, if any, is payable. See “Management of the Trust—Advisor—Advisory Fee”. Because we cannot predict whether our performance will be sufficient to exceed the Hurdle, we have assumed for purposes of the table above that no Advisory Fee is paid. “See “Management of the Trust—Advisor—Advisory Fee” for examples of what shareholders may pay in Advisory Fees based on certain assumptions of investment income earned by the Trust and the Trust’s total annual expenses. The Advisory Fee presents certain risks that are not present in the case of investment companies that do not pay such a fee. See “Risk Factors”.

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(6)

The Advisor has entered into an Expenses Limitation Agreement (the “Expenses Limitation Agreement”) with the Trust, in which the Advisor has contractually agreed to reduce its fees, absorb expenses of the Trust or both, in order to ensure that the Trust’s expenses (excluding the Advisory Fee, taxes, interest on borrowings, brokerage commissions, acquired fund fees and expenses, shareholder services fees, extraordinary expenses such as litigation or reorganizational costs and organizational costs incurred prior to commencement of the Trust’s operations) will not exceed the annual rate of 1.75% of the Trust’s net assets attributable to Shares. The Expenses Limitation Agreement will allow the Advisor to receive reimbursement of any excess expense payments made by it on a rolling three-year basis, if such reimbursement can be achieved within the 1.75% expense ratio. The Expenses Limitation Agreement shall remain in effect until at least two years from the commencement of Trust operations (unless terminated by, or with the consent of, the Trustees of the Trust or in the event the Investment Advisory Agreement is terminated), and shall continue in effect for successive twelve-month periods, provided that such each continuance is specifically approved at least annually by a majority of the Trustees of the Trust.

Example

The purpose of the example below is to assist you in understanding the fees and expenses you will incur (directly or indirectly) if you buy and hold Shares in the Trust. The table assumes the reinvestment of all dividends and distributions at NAV. For a more complete description of the various fees and expenses of the Trust, please see “Management of the Trust”.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:	$17.50	$54.18	$93.21	$202.13

The example above is based on the fees and expenses set forth in the table above and should not be considered a representation of the Trust’s actual future fees and expenses, which may be higher or lower than the example shown. Moreover, the Trust’s annual return may be higher or lower than the 5% return assumed for purposes of the example. If the annual return were higher, the absolute amount of fees and expenses would increase.

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THE TRUST

The Trust is a newly organized, closed-end, non-diversified “interval” management investment company registered under the 1940 Act. The Trust was organized as a Delaware statutory trust on March 11, 2014, pursuant to the Declaration of Trust. The Trust has no operating history. The Trust’s principal office is located at 590 Madison Avenue, 34th Floor, New York, New York 10022 and its telephone number is (844) 438-3489.

USE OF PROCEEDS

The proceeds of the offering of the Shares, net of the sales load paid to the Selling Agents and other expenses, will be invested in accordance with the Trust’s investment objective and principal investment strategies as soon as practicable after the termination of the initial offering period. The Advisor expects that substantially all of the Trust’s assets will be invested within approximately three to six months after termination of the initial offering period. However, the Trust may or may not be able to invest its assets more quickly than this, depending on the availability of the types of securities in which the Trust seeks to invest, in sufficient quantities, of appropriate credit qualities and at prices attractive to the Trust.

Pending the investment of assets in accordance with the Trust’s principal investment strategies, or in order to maintain a certain degree of liquidity, including in connection with the Trust’s repurchase offers, the Trust may invest its assets in liquid, investment grade debt securities, listed preferred stock, money market funds, U.S. Treasury and agency securities, municipal bonds, bank accounts and similar investments. The Trust may be prevented from achieving its investment objective during any time in which the Trust’s assets are not substantially invested in accordance with its principal investment strategies.

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INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Investment Objective

The Trust’s investment objective is to seek current income, primarily by investing in Fixed Income Securities. The Trust’s investment objective is not fundamental and can be changed by the Board without shareholder approval. There can be no assurance that the Trust will achieve its investment objective. Additional information with respect to the Trust’s investment policies and restrictions, including a discussion of the policies that may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Trust, is contained in the SAI.

Investment Strategies

The Trust will invest substantially all of its assets in a portfolio of unrated or below-investment-grade-rated (commonly referred to as “junk” or high yield/high risk) loans and debt instruments with maturities of generally not more than three years, as well as, to a lesser extent, dividend yielding preferred securities, all of which will represent what the Advisor believes to be deep value opportunities, in that they will offer prospective returns that are high in proportion to their risks as assessed by the Advisor based on its fundamental analysis. A security may be sold if, in the opinion of the Advisor, there has been a change in the position’s fundamentals or relative value, or the risk and return profile has deteriorated, or the Advisor may wish to pursue more attractive investment alternatives.

We expect a substantial portion of our investments to take the form of individually sourced business loans, which will be individually and privately sourced, negotiated by the Trust’s Advisor and made directly by the Trust to the borrowing business. We expect to find investment opportunities in a variety of different industries, but we will concentrate at least 25% of our investments in the short-term business credit institution industry. If there is an attractive opportunity, we may invest in smaller or larger companies.

The Trust expects its investments to be non-correlated to the equity markets and structured to have certain terms, protections and features that the Advisor believes may help mitigate the risks of the investment. Some of these features may include, but need not be limited to: senior secured investments, the collateralization of specific assets, personal guarantees, insurance guarantees, default penalties, restrictions concerning change in control, provisions based on financial performance and certain controls on mechanisms affecting operations.

A significant portion of the Trust’s investments will not trade on any exchange or in any dealer market and therefore will be considered illiquid, and any liquidity will generally only be available upon the maturity of a particular investment. By investing in Fixed Income Securities with maturities of generally not more than three years, and often with more frequent interest payments (e.g., monthly or quarterly) as compared to many other available investments, the Advisor believes that the Trust may be able to enhance the overall liquidity of the Trust’s portfolio.

The following is a brief summary of certain key aspects of the investment process that the Advisor intends to apply on behalf of the Trust:

•	Fundamental Analysis: The Advisor uses an asset-by-asset valuation approach to evaluate potential investments, with a focus on underlying cash flow projections, replacement costs and market-by-market supply/demand trends.

•	Opportunistic Value-Orientation Philosophy: The Advisor allocates capital to various Fixed Income Securities in various positions in the issuers’ and borrowers’ capital structures, seeking to provide the most attractive risk-adjusted returns.

•	Disciplined Investment Approach: The Advisor employs an extensive due diligence process with respect to each investment, while assessing the impact of certain potential downside scenarios.

•	Focused Investment Approach: The Advisor uses extensive research and operating knowledge to take positions that are focused on selected investments.

•	Analysis of Market and Business Cycles: The Advisor engages in ongoing analysis of world market and business cycles, as well as the underlying business fundamentals and investment environment relevant to each opportunity. The timing of the investment and its disposition may prove to be crucial factors in the ultimate success of a transaction.

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Portfolio Composition

Under normal market conditions, the Trust’s investment policies will include investments in any combination of the following securities:

Asset-Backed Securities. The Trust may invest in debt obligations that are asset-backed securities. Asset-backed securities are a form of structured debt obligation. The collateral for these securities may include, but need not be limited to, such assets as: accounts receivable; contracts; hard assets such as property, plant and equipment; leases; loans; and intellectual property. Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities and certain asset-backed securities may not have the benefit of any security interest in the related assets. Additionally, there is the possibility that, in some cases, recoveries on the underlying collateral may not be available to support payments on the securities.

Senior Loans. Senior Loans hold the most senior position in the capital structure of a business entity or share the senior position with other senior debt securities of the borrower, are typically secured with specific collateral and have a claim on the assets and/or shares of the borrower that is senior to that held by subordinated debt holders and shareholders of the borrower. The Trust, as a direct lender to the borrower, assumes the credit risk of the borrower directly. Interest rates on Senior Loans are based on a base rate plus a premium spread over the base rate and the interest rates adjust periodically over set periods of time such as monthly, quarterly, semiannually or annually. Senior Loans may have certain protective contractual provisions that limit the activities of the borrower in order to protect lenders such as maintenance of minimum financial ratios, mandatory prepayments out of excess cash flows or restrictive covenants that limit dividend payments or borrower indebtedness. Senior Loans involve investment risk and certain borrowers will default on their Senior Loan payments. The risk of default may increase in the event of an economic downturn or a substantial increase in interest rates, all of which may have a negative effect on the Trust’s NAV. Senior Loans do not trade on any national securities exchange or automated quotation system and no active trading market exists for many Senior Loans. As a result, many Senior Loans are illiquid and the Trust may have more difficulty in certain cases of disposing of Senior Loans than it would have for other types of investments.

Second Lien or Subordinated Loans. The Trust may invest in Second Lien or Subordinated Loans, which have many of the same general characteristics as Senior Loans except that such loans are second or third in lien priority rather than first. Second Lien Loans are second in priority of payment to one or more Senior Loans of the borrower and are typically secured by a second priority security interest or lien to or on specific collateral securing the borrower’s obligation under the loan interest. In the event of default on a Second Lien Loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Trust. Subordinated Loans or debt generally will rank lower in priority of payment to one or more Senior Loans and Second Lien Loans. Subordinated Loans typically are secured by a lower priority security interest or lien to or on specified collateral and the rights and protections under the loan are subordinate to the rights of the Senior Loan and Second Lien Loan holders. The cash flow of the borrower or collateral, if any, securing a Subordinated Loan may be insufficient to meet payments after giving effect to the Senior Loan and Second Lien Loan obligations of the borrower and the risk of loss to the Trust is greater than for higher priority loans. Because of the higher degree of investment risk, Subordinated Loans often pay interest at higher rates reflecting this additional risk.

Dividend Yielding Preferred Securities. The Trust may invest in dividend yielding preferred securities, sometimes referred to as traditional preferred securities, consisting of preferred shares issued by an entity taxable as a corporation. Traditional preferred securities generally pay fixed or adjustable rate dividends to investors and generally have “preference” over common shares in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on such preferred securities before paying any dividends on its common shares. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Preferred shareholders usually have no right to vote for corporate directors or on other matters. Shares of such preferred securities typically have a liquidation value that usually equals the original purchase price at the date of issuance. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case all accumulated dividends must be paid before any dividend on the common shares can be paid. The Trust does not envision investing in non-cumulative preferred securities. There is no assurance that dividends or distributions on the preferred securities in which the Trust invests will be declared or otherwise made payable.

The market value of preferred securities may be affected by favorable and unfavorable changes affecting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates. Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Trust’s holdings of higher rate-paying fixed rate preferred securities may be reduced and the Trust would be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

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Shares of Other Investment Companies. The Trust will take expenses into account when evaluating the merits of an investment in another investment company. The securities of other investment companies may be leveraged, in which case, if the Trust invests in such securities, any leverage risks to which the Trust would already be subject would be augmented by the leverage risks to which those securities were subject. As described in this Prospectus in the sections entitled “Investment Objective and Principal Investment Strategies—Leverage” and “Risk Factors,” the NAV and market value of leveraged securities will usually be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Other investment companies may have investment policies that differ from those of the Trust. To the extent the Trust invests in other investment companies, the Trust will be dependent upon the investment and research abilities of persons other than those employed by the Advisor.

Fixed Income Securities are subject to the risk of non-payment of interest, dividends and principal. Such non-payment would result in a reduction of income to the Trust, a reduction in the value of the investment and a potential decrease in the NAV of the Trust. There can be no assurance that the liquidation of any collateral securing any Fixed Income Securities would satisfy the debtor’s obligation in the event of non-payment of interest, dividends or principal, or that such collateral could be readily liquidated if at all. In the event of the default or bankruptcy of a debtor, the Trust could experience delays or limitations with respect to its ability to realize the benefits, if any, of the collateral securing the debtor’s Fixed Income Securities. The collateral securing Fixed Income Securities may lose all or substantially all of its value, including in the event of the default or bankruptcy of the debtor.

Because a substantial portion of the Trust’s investments will be individually sourced and privately negotiated business loans, active trading markets are unlikely to exist for some or all of the Fixed Income Securities. The Trust anticipates that many of the Fixed Income Securities will not be rated by a rating agency, will not be registered with the SEC or any state securities commission and will not be listed on any securities exchange. The amount of public information available with respect to the Fixed Income Securities will generally be less extensive than that available for registered or exchange-listed securities. In the event the Fixed Income Securities are rated, they are likely to be rated below investment grade (commonly referred to as “junk bonds” or high yield/high risk securities). In the event they are not rated, they are likely to be of a credit quality equivalent to below investment grade. The Advisor does not view ratings to be the determinative factor in their investment decisions and rely more upon their own investment analyses.

Fixed Income Securities that are rated below investment grade, or that are unrated but of an equivalent credit quality, involve greater risks of default and are more volatile than investment grade securities. Lower-rated securities are defined as securities rated below the fourth highest rating category used by a nationally recognized rating agency. Fixed income securities rated below investment grade involve greater risks of default and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Lower-rated securities are more likely to react to developments affecting market and credit risk than more highly rated securities. When economic conditions appear to be deteriorating, lower quality securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Adverse economic developments can disrupt the market for high yield securities and severely affect the ability of issuers to service their debt obligations or to repay their obligations upon maturity, which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities. As a result, it may be more difficult for the Trust to sell these securities, or the Trust may only be able to sell the securities at prices lower than if the securities were highly liquid. Furthermore, the Trust may experience difficulty in valuing certain high yield securities at certain times. Under these circumstances, prices realized upon the sale of such lower-rated securities may be less than the prices used in calculating the Trust’s NAV.

Other Investment Policies

The Trust may invest in U.S. dollar and non-U.S. dollar denominated securities of issuers located anywhere in the world outside the United States (“Non-U.S. Securities”). Such investments could result in the Trust incurring losses as a result of the imposition of exchange controls, the suspension of settlements or the inability of the Trust to deliver or receive a specified currency on a specified date. Non-U.S. Securities may be less liquid and more volatile than securities of comparable U.S. issuers. Similarly, there is generally less liquidity in many foreign securities markets than in the United States markets and, at times, greater price volatility than in the United States markets. The U.S. dollar may appreciate against the non-U.S. currencies in which the Trust’s Non-U.S. Securities are denominated. Additional risks to which the Trust may be subject if it invests in Non-U.S. Securities include possible adverse political, social and economic developments, seizure or nationalization of foreign deposits and the adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest, including to investors located outside the country, whether from currency blockage or otherwise.

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The Trust may also invest in emerging market issuers, which may involve additional risks compared to investing in the securities of U.S. issuers or in the Non-U.S. Securities of issuers in developed foreign countries. These emerging market securities may include, without limitation, the securities of: (a) supranational entities; (b) foreign corporate or similar issuers; and (c) businesses that generate significant profits from emerging market countries. Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. There will be no minimum rating criteria for the Trust’s investments in such securities. Issuers of these securities may be subject to risks that do not apply to issuers in more developed countries. Less information about the issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices. The economies of emerging market countries may grow at slower rates than expected or may be more prone to downturns or recessions.

The Trust may depart from its principal investment strategies in response to adverse market, economic or political conditions. The Trust may take a temporary defensive position and invest all or a substantial portion of its total assets in cash or cash equivalents, government securities or similar investments. The Trust would not be pursuing its investment objective in these circumstances, could miss favorable market developments and may not achieve its investment objective.

Pending the investment of assets in accordance with the Trust’s principal investment strategies, or in order to maintain a certain degree of liquidity, including in connection with the Trust’s repurchase offers, the Trust may invest its assets in liquid, investment grade debt securities, listed preferred stock, money market funds, U.S. Treasury and agency securities, municipal bonds, bank accounts and similar investments.

Many of the considerations entering into the investment recommendations and decisions of the Advisor are subjective.

Risk Management Techniques

In addition to the investment strategies described above, the Trust may, but is not required to, engage in various other “Risk Management Transactions” described below, including without limitation derivatives transactions, for hedging and risk management purposes. Such Risk Management Transactions are commonly used in modern portfolio management and are regularly used by many mutual funds, closed-end funds and other institutional investors. Although the purpose of engaging in Risk Management Transactions would be to further the Trust’s investment objective, no assurance can be given that this will be successful.

The Trust may purchase and sell derivative instruments, such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income and interest rate indices and other financial instruments (see “Risk Factors” below). The Trust may use Risk Management Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the value of securities held in or to be purchased for the Trust’s portfolio, protect the value of the Trust’s portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Trust, protect against changes in currency exchange rates or manage the effective maturity or duration of the Trust’s portfolio.

The Trust may enter into derivatives transactions with counterparties that are approved by the Advisor in accordance with guidelines and procedures established by the Trust’s Board of Trustees. These guidelines and procedures will require minimum credit ratings from a Nationally Recognized Statistical Rating Organization (“NRSRO”) for each counterparty, creditworthiness monitoring and procedures, including the implementation of various credit enhancement techniques (for example, collateralization of amounts due from counterparties), to limit risk exposure to counterparties whose ratings fall below certain NRSRO ratings levels.

Risk Management Transactions have risks, including the imperfect correlation between the value of the instruments invested in and the underlying assets, the possible default of other parties to the transactions and the illiquidity of the instruments. Furthermore, the ability to successfully use Risk Management Transactions depends on the Advisor’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of Risk Management Transactions may result in losses that would not have been experienced if the transactions had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment or may cause the Trust to hold a security that it might otherwise sell. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Risk Management Transactions will not otherwise be available to the Trust for investment purposes.

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The Trust may purchase and write (i.e., sell) put and call options on securities, securities indices, interest rates and currencies, as the Advisor determines to be appropriate, for hedging and risk management purposes. For example, the Trust may purchase or write options on particular securities to protect against a decline in the market value of those securities, which it holds in its portfolio, or to anticipate an increase in the market value of securities that it may purchase in the future; and the Trust may purchase and write put and call options on foreign currencies to manage its exposure to foreign currency exchange rates. Additional information with respect to options transactions in which the Trust may engage is contained in the SAI.

Leverage

The Trust will not borrow money (except for temporary purposes only in compliance with Section 18 of the 1940 Act, meaning in an amount not exceeding 5% of total assets, repaid within 60 days and not extended or renewed) or issue debt or preferred securities during its first 12 months of operations and currently does not foresee doing any of the foregoing at any time; however, subject to the limitations imposed by the 1940 Act, the Trust is authorized to borrow from banks, issue debt and preferred securities and enter into certain portfolio transactions that may give rise to leverage.

The Declaration of Trust authorizes the Trust, without the prior approval of shareholders, to incur leverage up to the limitations imposed by the 1940 Act. As a result, the Trust may borrow money from a bank or issue debt securities in amounts of up to 33-1/3% of the value of its total assets at the time of such borrowings. In this connection, the Trust would issue notes or other evidence of indebtedness (including in respect of bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting the Trust’s assets to security interests. In connection with such borrowings, the Trust may be required to maintain minimum average balances with the lender or pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, immediately after any such borrowings, the Trust must have “asset coverage” of at least 300%. With respect to such borrowings, asset coverage means the ratio which the value of the total assets of the Trust, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of indebtedness represented by senior securities issued by the Trust. The Trust may also engage in certain portfolio transactions and investment strategies and techniques that may give rise to a form of leverage. Such transactions will not be considered borrowings so long as they are collateralized or covered by entering into offsetting transactions or segregating or earmarking liquid securities on the books of the Trust as required by the 1940 Act. To the extent that the Trust does not segregate liquid assets or otherwise collateralize or cover its obligations under such transactions, such transactions will be treated as senior securities representing indebtedness for purposes of the requirement that the Trust have an asset coverage of at least 300%. The Trust may also incur leverage through the issuance of preferred shares, provided it maintains asset coverage of at least 200% under the applicable terms of the 1940 Act. However, the Trust has no current intention of issuing any preferred securities.

The Trust may borrow money to purchase portfolio securities and for portfolio management purposes. The Trust may also borrow money for other lawful purposes, including administrative purposes, such as (a) repurchasing Shares of the Trust in the event the Trust has no available cash or immediately available liquid investments as the time of a repurchase, (b) paying fees and expenses and (c) meeting distribution requirements for eligibility to be treated as a RIC under circumstances that would otherwise result in the liquidation of investments. The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of distributions and the settlement of securities transactions when timing might otherwise require detrimental dispositions of Trust securities.

The Advisor and the Trust’s Board will regularly review the Trust’s use of leverage.

Any leverage incurred by the Trust would generally have complete priority over the Trust’s Shares upon the distribution of assets. The timing of any leverage and the terms of the leverage would be determined by the Advisor. The terms of any leverage may contain provisions that limit certain activities of the Trust, including the payment of distributions to common shareholders or others in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant lenders and holders of preferred shares certain voting rights in the event of a default in the payment of interest on or repayment of principal. In the event that any such provisions would impair the Trust’s status as a RIC, the Trust intends to repay the leverage.

Certain types of borrowings may result in the Trust being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Generally, covenants to which the Trust may be subject include affirmative covenants, negative covenants, financial covenants and investment covenants. An example of an affirmative covenant would be one that requires the Trust to send its annual audited financial reports to the lender. An example of a negative covenant would be one that prohibits the Trust from making any amendments to its fundamental policies. An example of a financial covenant would be one that would require the Trust to maintain a 3:1 asset coverage ratio. An example of an investment covenant would be one that would require the Trust to limit its investment in a particular asset class. The Trust may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for any debt securities or preferred shares issued by the Trust. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Advisor from managing the Trust’s portfolio in accordance with the Trust’s investment objective and policies.

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Leverage creates risks for common shareholders, including the likelihood of greater volatility of NAV and the market price of the Shares and the risk that fluctuations in interest rates on borrowings and debt or in the dividend rates on any preferred shares may affect the return to the common shareholders or result in fluctuations in the distributions paid on the Shares. To the extent total return exceeds the cost of leverage, the Trust’s return will be greater than if leverage had not been used. Conversely, if the total return derived from securities purchased with Trusts received from the use of leverage is less than the cost of leverage, the Trust’s return will be less than if leverage had not been used and therefore the amount available for distribution to common shareholders as distributions and other distributions will be reduced. In the latter case, the Advisor in its best judgment nevertheless may determine to maintain the Trust’s leveraged position if it expects that the benefits to the common shareholders of maintaining the leveraged position will outweigh the current reduced return. Under normal market conditions, the Trust anticipates that it will be able to invest the proceeds from leverage at a higher rate of return than the costs of leverage, which would enhance returns to common shareholders. However, this cannot be assured.

Section 18 of the 1940 Act requires certain actions by the Trust if its asset coverage falls below certain levels. Under the 1940 Act (and as more specifically set forth in the 1940 Act), the Trust is not permitted to issue indebtedness represented by senior securities (as defined in the 1940 Act) unless immediately after such issuance the value of the Trust’s total assets, less all liabilities and indebtedness of the Trust not represented by senior securities, is at least 300% of the amount of senior securities representing indebtedness. In addition, the Trust is not permitted to declare any cash dividend or other distribution on its Shares unless, at the time of such declaration, the Trust’s asset coverage is at least 300% of such indebtedness. If it issues indebtedness represented by senior securities, the Trust intends, to the extent possible, to purchase or redeem such securities from time to time to the extent necessary in order to maintain the asset coverage described above. In addition, as a condition to obtaining ratings on any such securities, the terms of any such securities would likely have to include more stringent asset coverage provisions, which would require the redemption of any such securities in the event of noncompliance by the Trust and might also prohibit distributions on the Shares in such circumstances. In order to make any such purchases or redemptions, the Trust may have to liquidate portfolio securities. Such purchases, redemptions and liquidations would cause the Trust to incur transaction costs and could result in capital losses to the Trust. Prohibitions on distributions on the Shares could impair the Trust’s ability to qualify as a RIC under Subchapter M of the Internal Revenue Code. In the event that, twelve months after the issue of indebtedness represented by senior securities, the Trust fails to have asset coverage of at least 100%, holders of any such securities would be entitled to elect a majority of the Trustees of the Trust. In the event that, twenty-four months after the issue of indebtedness represented by senior securities, the Trust fails to have asset coverage of at least 100%, an event of default would be deemed to have occurred.

In addition, under Section 18 of the 1940 Act (and as more specifically set forth in the 1940 Act), the Trust is not permitted to issue preferred shares unless immediately after such issuance the value of the Trust’s total assets, less all liabilities and indebtedness of the Trust not represented by senior securities, is at least 200% of the involuntary liquidation preference of the Trust’s preferred shares plus the amount of senior securities representing indebtedness. In addition, the Trust is not permitted to declare any cash dividend or other distribution on its Shares unless, at the time of such declaration, the Trust’s asset coverage is at least 200% of such liquidation value plus such indebtedness. If it issues preferred shares, the Trust intends, to the extent possible, to purchase or redeem preferred shares from time to time to the extent necessary in order to maintain the asset coverage described above. In addition, as a condition to obtaining ratings on any preferred shares, the terms of any such preferred shares would likely have to include more stringent asset coverage provisions, which would require the redemption of any such preferred shares in the event of noncompliance by the Trust and might also prohibit distributions on the Shares in such circumstances. In order to make any such purchases or redemptions, the Trust may have to liquidate portfolio securities. Such purchases, redemptions and liquidations would cause the Trust to incur transaction costs and could result in capital losses to the Trust. Prohibitions on distributions on the Shares could impair the Trust’s ability to qualify as a RIC under the Code. If the Trust has any preferred shares outstanding, two of the Trust’s Trustees will be elected by the holders of any such preferred shares as a class. The remaining Trustees of the Trust will be elected by common shareholders and any holders of preferred shares voting together as a single class. In the event the Trust fails to pay distributions on any preferred shares for two years, holders of any such preferred shares would be entitled to elect a majority of the Trustees of the Trust.

There can be no assurance that any leveraging strategy pursued by the Trust will successfully contribute to the Trust’s investment objective or that any such strategy will not reduce returns and degrade Trust performance. See “Risk Factors”, “Description of Shares—Preferred Shares” and “Share Repurchases”.

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Effects of Leverage

The following table illustrates the effect of leverage on the Trust’s Shares, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Trust’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Trust. Please see “Risk Factors”.

The table further assumes the issuance of leverage representing 33-1/3% of the Trust’s managed assets and an annual interest rate on the Trust’s leverage of 1.5%.

Assumed Portfolio Total Return (Net of Debt Service Expenses)	-10%	-5%	0%	5%	10%
Trust Share Total Return (1)	(15.75)%	(8.25)%	(0.75)%	6.75%	14.25%

(1) Trust Share Total Return is composed of two elements: assumed Share distributions paid by the Trust (the amount of which is largely determined by the net investment income of the Trust after paying interest on leverage) and gains or losses on the value of the securities the Trust owns. As required by SEC rules, the table above assumes that the Trust is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Trust must assume that the distributions it receives from its investments are entirely offset by losses in the value of those investments.

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RISK FACTORS

An investment in the Trust entails a high degree of risk and is suitable only for investors for whom an investment in the Trust does not represent a complete investment program and who fully understand and are capable of bearing the risk of an investment in the Trust. Prospective investors should carefully consider the following risk factors, among others, in determining whether an investment in the Trust is a suitable investment and should consult their own legal, tax and financial advisers as to all these risks and an investment in the Trust generally. Prospective shareholders should only invest in the Trust as part of an overall investment strategy. The following list of risk factors is not a complete summary or explanation of the various risks involved in an investment in the Trust. There can be no assurance that the Trust will be able to achieve its investment objective and investment results may vary substantially depending on when a shareholder purchased his or her Shares.

We have no operating history.

The Trust is a closed-end investment company with no history of operations. It is designed for long-term investors and not as a trading vehicle. The Advisor expects that substantially all of the Trust’s assets will be invested within approximately three to six months after termination of the initial offering period. During and after this start-up period, the Trust may not achieve its desired portfolio composition. If the Trust commences operations under inopportune market or economic conditions, or as a result of one or more of the other risks to which the Trust is subject, it may not be able to achieve its investment objective. If the Trust fails to achieve its estimated size, expenses may be, and unit expenses will be, higher than expected. Moreover, it may be difficult to implement the Trust’s strategies unless the Trust raises a meaningful amount of funds.

In addition to the foregoing, the Advisor is newly formed and has no investing history. Although its principal officers and portfolio managers, Bradley Reifler and David Wasitowski, have had years of experience providing investment advice, they have never operated within the regulatory framework applicable to registered investment companies and registered investment advisers.

There is currently no secondary market for the Shares and none is expected to develop.

The Trust is a closed-end investment company designed for long-term investors. Unlike many closed-end investment companies, the Trust’s Shares are not and will not be listed on any securities exchange and no secondary market for the Shares currently exists or is expected to develop. In addition, no shareholder of the Trust or any other person will have the right to require the Trust to redeem any particular Shares. As a result of the foregoing, the Shares will be illiquid. You should not expect to be able to sell your Shares other than through repurchase offers that the Trust expects to make to its shareholders on a quarterly basis. As an interval fund, the Trust has adopted a fundamental policy to make quarterly repurchase offers of its Shares at NAV. The Trust is authorized to repurchase up to between 5% and 25% of its Shares outstanding on each quarterly repurchase request deadline, and it currently expects to offer to repurchase up to 5% of its Shares outstanding on each quarterly repurchase request deadline. See “Share Repurchases”. Nevertheless, no assurance can be given that any particular Shares tendered will be accepted in any particular repurchase offer. Therefore, unlike investors in most closed-end investment companies, which typically trade in the secondary market on an exchange, you should not expect to be able to sell your Shares at any particular time. You will not have access to the money you invest until the Trust offers to repurchase Shares and your Shares are accepted in such a repurchase offer.

Our quarterly repurchase policy involves a number of risks.

The Trust believes that its quarterly repurchase offers will generally be beneficial to the Trust’s shareholders, and will generally be funded from available cash and the liquidation of securities holdings. However, to pay for repurchased Shares by liquidating securities may require the Advisor to sell securities it would prefer to hold, or to sell greater amounts or at different times than it would prefer. Such liquidation could potentially result in losses, and may increase our portfolio turnover. Also, to the extent the Trust finances Share repurchases by selling securities, its remaining assets will tend to be in less liquid securities. In addition, the sale of portfolio securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Trust’s NAV. The Advisor intends to take measures to attempt to avoid or minimize such potential losses and other effects, and instead of liquidating portfolio holdings may have the Trust borrow money to finance repurchases of Shares. But if we borrow to finance repurchases, interest on any such borrowings will disproportionately affect shareholders who do not tender their Shares in a repurchase offer by increasing Trust expenses and reducing net investment income. Furthermore, repurchases of Shares will tend to reduce the amount of outstanding Shares and, depending upon the Trust’s investment performance, its net assets. A reduction in the Trust’s net assets may increase the Trust’s expense ratio, to the extent that additional Shares are not sold.

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If a repurchase offer is oversubscribed, the Trust will repurchase the Shares tendered on a pro rata basis and shareholders will have to wait until the next repurchase offer to make another repurchase request. Thus, there is also a risk that some shareholders, in anticipation of proration, may tender more Shares than they would otherwise have tendered in a particular repurchase offer, thereby increasing both the likelihood that proration will occur and the likelihood the Trust will repurchase more Shares than it is able to sell.

Issuers of debt securities held by the Trust may not make payments as required, which may result in losses to the Trust.

There is a risk that borrowers of loans held by the Trust, or issuers of other debt securities held by the Trust, will not make payments in respect of their obligations, resulting in losses to the Trust. In addition, the credit quality of such loans or other debt securities may be eroded if the borrower’s or issuer’s financial condition changes for the worse. Lower credit quality may lead to greater volatility in the price of a loan or other debt security, and consequently in the Trust’s NAV and in the Shares of the Trust. Lower credit quality may also affect liquidity and make it difficult to sell the loan or other debt security. Moreover, default, or the market’s perception that a borrower or issuer is likely to default, could reduce the value and liquidity of the loan or other debt security, thereby reducing the Trust’s NAV and the value of your investment in Trust Shares. In addition, a default may cause the Trust to incur expenses in seeking the recovery of principal or interest in respect of its portfolio holdings.

The Advisor’s judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Trust invests may prove to be incorrect and may not produce the desired results.

The NAV of the Trust changes based on the value of the securities in which it invests. The majority of the Trust’s portfolio investments are expected to be made in loans and other debt securities that are not publicly traded. As a result, in order to determine NAV, as well as other financial measures of the Trust and its financial condition, the Advisor and the Trust will have to determine the fair value of these securities without reference to any public trading prices. See “Determination of Net Asset Value” for a description of how valuations will be conducted. Fair value pricing involves subjective judgments, and it is possible that the fair value determined for a security will be materially different from its actual or realizable value to the Trust in a sale or otherwise. Given the foregoing, there may be uncertainties as to, or errors in, the valuation of our portfolio investments and therefore the Trust’s NAV and the value of Trust Shares.

An investment in our Shares is subject to investment risk, including the possible loss of the entire principal amount invested.

An investment in our Shares represents an indirect investment in the securities owned by the Trust. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your Shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

A substantial portion of the Trust’s investments will be illiquid.

A substantial portion of the Trust’s investments will be individually sourced and privately negotiated business loans. As a result, a significant portion of the Trust’s overall investments will not trade on any exchange or in any secondary or dealer market and therefore will be considered illiquid. Any liquidity will generally only be available upon the maturity of a particular investment.

A substantial portion of the Trust’s investment portfolio is expected to be valued at fair value.

We are required to carry our portfolio investments at values determined in accordance with our valuation policies and procedures. There will not be a public market or an active secondary market or dealer market for many of the privately held securities in which the Trust intends to invest, and therefore the value of many of the Trust’s investments will not be based on market prices or on prices derived from an independent pricing source. As a result, these investments will be fair valued by the Advisor in accordance with the Advisor’s fair value processes and procedures, which incorporate a number of factors, and subject to our valuation policies and procedures. We may also use independent third party valuation firms where appropriate. Determinations of fair value are subjective judgments and estimates and our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determinations may cause the Trust’s NAV on a given date to understate or overstate the value that we may ultimately realize on one or more of our investments. As a result, shareholders purchasing our Shares based on an overstated NAV would pay a higher price than the value of our investments might warrant and conversely, shareholders selling their Shares during a period in which the NAV understates the value of our investments will receive a lower price for their Shares than the value of our investments might warrant.

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We may experience fluctuations in our periodic results, and if we fail to achieve our investment objective, our NAV and the value of your Shares may decline.

We may experience fluctuations in our periodic results, reduced NAV and declines in the value of our Shares due to a number of factors, some of which are beyond our control, including our ability to make investments in companies that meet our investment criteria, the level of our expenses (including the interest rates payable on any borrowings we may make and the dividend rates on any preferred shares we may issue, to the extent applicable), variations in and the timing of our recognition of gains and losses and appreciation and depreciation, the degree to which we encounter competition in our markets, general economic conditions and other factors.

We are authorized to use financial leverage to the maximum extent allowable under the 1940 Act.

The Trust will not borrow money (except for temporary purposes only in compliance with Section 18 of the 1940 Act, meaning in an amount not exceeding 5% of total assets, repaid within 60 days and not extended or renewed) or issue debt or preferred securities during its first 12 months of operations and currently does not foresee doing any of the foregoing at any time; however, subject to the limitations imposed by the 1940 Act, the Trust is authorized to borrow from banks, issue debt and preferred securities and enter into certain portfolio transactions that may give rise to leverage. Subject to the restrictions of the 1940 Act, the Trust may also “releverage” through the incurrence of new borrowing or new or reissued preferred shares.

Leverage creates risks for common shareholders, including the likelihood of greater volatility of NAV and the market price of the Shares and the risk that fluctuations in interest rates on borrowings and debt or in the dividend rates on any preferred shares may affect the return to the common shareholders or result in fluctuations in the distributions paid on the Shares. To the extent total return exceeds the cost of leverage, the Trust’s return will be greater than if leverage had not been used. Conversely, if the total return derived from securities purchased with Trusts received from the use of leverage is less than the cost of leverage, the Trust’s return will be less than if leverage had not been used and therefore the amount available for distribution to common shareholders as distributions and other distributions will be reduced. In the latter case, the Advisor in its best judgment nevertheless may determine to maintain the Trust’s leveraged position if it expects that the benefits to the common shareholders of maintaining the leveraged position will outweigh the current reduced return. Under normal market conditions, the Trust anticipates that it will be able to invest the proceeds from leverage at a higher rate of return than the costs of leverage, which would enhance returns to common shareholders. However, this cannot be assured.

There are also risks associated with using leverage in an effort to increase the yield on and distributions in respect of the Shares, including that the costs of the leverage exceed the income from investments made with such leverage, that the higher volatility of Trust performance thereby effected will adversely affect NAV and that fluctuations in interest rates on the borrowings or on dividend rates on preferred shares may adversely affect yields and distributions to the shareholders.

As long as the Trust is able to invest the proceeds of any leverage in loans or other investments that provide a higher net return than the costs of such leverage (i.e., the current interest rate on any borrowing or the dividend rate of any preferred shares, after taking into account the expenses of any such borrowing or preferred shares offering) and the Trust’s other operating expenses, the leverage will allow the Trust to realize a higher current rate of return than if the Trust were not leveraged. However, if the costs of leverage exceed the return on proceeds after expenses, shareholders would have a lower rate of return than if the Trust had had an unleveraged capital structure.

During any annual period in which the Trust owes interest on borrowings or dividends on any outstanding preferred shares, the failure to pay on such amounts will preclude the Trust from paying dividends on the Shares. The rights of lenders to the Trust to receive interest on and repayment of principal on any borrowings and the rights of holders of any preferred shares issued by the Trust to receive dividends, will be senior to the rights of holders of the Shares to receive dividends or other distributions and the terms of any such borrowings or preferred shares may contain provisions which limit certain activities of the Trust, including the payment of dividends to holders of Shares in certain additional circumstances. The Trust may be required to pledge assets to secure borrowings. Further, the terms of any borrowings or preferred shares may and the 1940 Act does (in certain circumstances), grant to the lenders or preferred shareholders, as applicable, certain voting rights in the event of delinquent payments. In addition, under the 1940 Act, the Trust is not permitted to declare any cash dividend or other distribution on its Shares unless, at the time of such declaration and after deducting the amount of such dividend or distribution, the Trust is in compliance with the asset coverage requirements of the 1940 Act. Such prohibition on the payment of dividends or distributions could impair the ability of the Trust to maintain its qualification for federal income tax purposes as a RIC. The Trust intends, to the extent possible, to repay borrowings or redeem any outstanding preferred securities from time to time if necessary to maintain compliance with such asset coverage requirements, which may involve the payment by the Trust of a premium and the sale by the Trust of portfolio securities at a time when it may be disadvantageous to do so.

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Costs relating to leverage will be borne by the Trust’s shareholders and will reduce the income or net assets available to shareholders. If the Trust’s current investment income is ever insufficient to meet interest expenses on any borrowing or dividend requirements on any preferred shares, the Trust might have to liquidate certain of its investments in order to meet required interest or dividend payments, thereby reducing the NAV attributable to the Trust’s Shares. If there are preferred shares issued and outstanding, holders of the preferred shares will elect two Trustees. In addition, the terms of any preferred shares or borrowings may entitle holders of the preferred shares or lenders, as the case may be, to elect a majority of the Board of Trustees in certain other circumstances.

There can be no assurance that any leveraging strategy pursued by the Trust will successfully contribute to the Trust’s investment objective or that any such strategy will not reduce returns and degrade Trust performance. See “Description of Shares—Preferred Shares” and “Share Repurchases”.

The success of the Trust will depend, in large part, on the Advisor and key personnel.

The success of the Trust will depend, in large part, upon the skill and expertise of the Advisor, Forefront Capital Advisors, LLC, to develop and implement investment strategies that achieve the Trust’s investment objective. The Advisor will be responsible for the Trust’s investment activities and shareholders must rely on the Advisor and such other key personnel of Forefront Capital Advisors, LLC and its affiliates, including Bradley Reifler and David Wasitowski, to conduct and manage the Trust’s activities. In the event of the death, disability or departure of any such persons, the business and the performance of the Trust may be adversely affected. Such personnel may have other responsibilities at Forefront Capital Advisors, LLC or its affiliates and, therefore, conflicts may arise in the allocation of personnel, management time, services or functions. The ability of the Advisor and such personnel to access other professionals and resources within other groups at Forefront Capital Advisors, LLC or its affiliates may be limited under certain circumstances. See “Conflicts of Interest –Policies and Procedures”.

Individual investment professionals at the Advisor and its affiliates manage multiple accounts for multiple clients, which may result in potential conflicts of interest.

Individual investment professionals at the Advisor and its affiliates manage multiple accounts for multiple clients. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from or conflict with those of the Trust. See “Conflicts of Interest”.

The Advisory Fee may create an incentive for the Advisor to cause the Trust to make investments that are riskier or more speculative that those that might have been made in the absence of the Advisory Fee, which may adversely affect our results.

The Advisor will not be paid a minimum fee, such as a management fee, as is typically the case with registered investment companies. Instead, the Advisor will be paid under the Advisory Fee arrangement. The Advisory Fee is payable to the Advisor only after the Trust’s annual Pre-Advisory Fee Net Investment Income exceeds a Hurdle of 8.00%. Once the Hurdle is exceeded, the Advisor receives (i) 80% of all Pre-Advisory Fee Net Investment Income (if any) above 8.00% and up to and including 18.00%, plus (ii) 20% of all Pre-Advisory Fee Net Investment Income (if any) above 18.00%. See “Management of the Trust—Advisor—Advisory Fee”.

Given the foregoing, the Advisory Fee may create an incentive for the Advisor to cause the Trust to make investments that are riskier or more speculative than those that might have been made in the absence of the Advisory Fee, in order to achieve annual returns that are high enough to exceed the Hurdle. In addition, the Advisor may cause the Trust to incur more leverage than it might have in the absence of the Advisory Fee, which could lead to more volatile results for the Trust and other risks of incurring leverage. Moreover, the Advisory Fee is computed and paid on income that may include interest income that has been accrued but not yet received in cash, such as in the case of the accrual of end-of-term payments, payment-in-kind (“PIK”) interest or dividend payments on securities that have PIK features, original issue discount (“OID”) in respect of securities that are issued under terms that give rise to OID and zero coupon securities. (End-of-term payments are contractual, fixed interest payments due on the maturity of a loan, including upon prepayment and are typically a fixed percentage of the original principal balance of the loan. OID is non-cash income that must be recognized over the life of the applicable loan.) The Advisory Fee could encourage the Advisor to favor debt financings that provide for deferred interest, rather than current cash payments of interest. This risk could be increased because the Advisor is not obligated to reimburse us for any fees it receives even if we subsequently incur losses or never receive in cash the deferred income that was previously accrued.

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Although the Board does not expect to monitor individual investment decisions by the Advisor and the timing of individual investment decisions, including in each case as they relate to the Advisory Fee, the Board, as part of its fiduciary duties and its responsibilities under the 1940 Act, expects to consider on a regular basis whether the Advisory Fee is fair and reasonable and whether the incentives it may create for the Advisor are operating in the best interests of the Trust.

There are no limitations on the investment strategies the Trust may employ.

In accordance with the Trust’s investment objective, the Advisor will implement such strategies or discretionary approaches as it believes from time to time may be best suited to prevailing market conditions, subject to the limitations set forth by the Trust’s Board of Trustees. There are no investment restrictions circumscribing the Trust’s investing activities more narrowly than this, other than investment restrictions imposed under the 1940 Act itself. See the section entitled “Investment Restrictions” in the SAI. There can be no assurance that the Advisor will be successful in implementing any particular investment strategy or discretionary approach or that it will be able to effectively achieve the Trust’s investment objective.

The Trust’s industry concentration means the Trust will be subject to greater volatility than an investment company that is not so concentrated.

Because the Trust will invest more than 25% of its assets in the short-term business credit institution industry, the Trust will be subject to greater volatility risk than an investment company that is not concentrated in a single industry. The Trust’s performance largely depends on the overall condition of the industries associated with such investments and the Trust will be susceptible to economic, political and regulatory risks or other occurrences associated with this industry.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For U.S. federal income tax purposes, in certain circumstances, we may be required to recognize taxable income prior to when we receive the cash associated with that income, such as in the case of the accrual of end-of-term payments, “payment in kind” (or “PIK”) interest or dividend payments on securities that have PIK features, “original issue discount” (or “OID”) in respect of securities that are issued under terms that give rise to OID and zero coupon securities. Any end-of term-payments, PIK interest payments or OID may be included in our income before we receive any corresponding cash payment.

Since, in these cases, we may be compelled to recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute within each taxable year at least 90% of our investment company taxable income and net tax exempt income, which we must do in order to maintain our qualification as a RIC (as described below). In such a case, we may have to sell investments at times we would not consider advantageous, raise additional debt or equity capital in other ways or reduce new investments, in order to raise the cash necessary to meet these distribution requirements. If we are not able to obtain sufficient cash from other sources, we may fail to qualify as a RIC and thus be subject to corporate-level income tax.

In addition, OID income may create uncertainty about the source of the Trust’s cash distributions. For accounting purposes, any cash distributions to shareholders representing OID income are not treated as coming from paid-in capital, even if some or all of it may come from the proceeds of capital offerings. Therefore, despite the fact that a distribution of OID income may come in whole or in part from the cash invested by shareholders, Section 19(a) of the 1940 Act does not require that shareholders be given notice of this fact by reporting it as a return of capital.

Investments in securities with PIK features or OID may represent additional risks to the Trust.

When interest on securities with PIK features is paid “in kind”, the security holder typically receives additional securities equal in value to the amount of interest that was due to be paid. This has the effect of generating investment income at a compounding rate. In the case of the Trust investing in PIK securities that make in-kind interest payments, the Trust’s investment income, and as a result the Advisory Fee payable to the Advisor, will increase at a compounding rate. In addition, the deferral of PIK interest reduces the loan-to-value ratio at a compounding rate.

Instruments issued with OID or PIK features are typically issued at higher interest rates, reflecting the deferral of payments to instrument holders embodied in the terms of such securities and the consequent increased credit risk associated with these instruments. OID and PIK instruments generally represent a significantly higher credit risk than other debt instruments, such as coupon loans. OID and PIK instruments may have unreliable valuations, because their continuing accruals require continuing judgments by the instrument holder as to the collectability of the deferred payments and the value of any associated collateral. Even if the instrument holder has accrued properly for the deferred payments, the debtor could still default when the Trust’s actual collection is supposed to occur at the maturity of the obligation.

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Holding OID instruments creates the additional risk that the Advisor’s Advisory Fee will be paid based on non-cash accruals that ultimately may not be realized through cash payments, and if those cash payments are ultimately not received, the Advisor will be under no obligation to reimburse the Trust for those portions of its Advisory Fee that were based on OID non-cash accruals that never resulted in the receipt of cash.

There can be no assurance that the Trust will be able to successfully deploy its capital in the anticipated time frame of three to six months.

The Advisor expects that substantially all of the Trust’s assets will be invested within approximately three to six months after termination of the initial offering period, although the investment process may take longer, which may impact the Trust’s value and its initial distributions to shareholders. The Trust’s ability to successfully invest its capital during this initial deployment period will depend on prevailing market conditions and a variety of other factors that are difficult to predict. If the Trust commences operations under inopportune market or economic conditions, it may not be able to achieve its investment objective. The Trust’s Advisor has no experience managing a closed-end investment company. If the Trust fails to achieve its estimated size, expenses will be higher than expected. In addition, it may be difficult to implement the Trust’s strategies unless the Trust raises a meaningful amount of funds. There can be no assurance that such initial deployment of the Trust’s assets will not take longer than anticipated.

The Trust’s investments may involve credit or default risk, which may subject the Trust’s assets to additional risk of loss.

The Trust’s investments may involve credit or default risk, which is the risk that an issuer or borrower will be unable to make principal and interest payments on its outstanding loans or other debt when due. The risk of default and losses on debt instruments will be affected by a number of factors, including global, regional and local economic conditions, interest rates, an issuer’s equity and the financial circumstances of the issuer. Such default risk will be heightened to the extent the Trust makes relatively junior investments in an issuer’s capital structure since such investments are structurally subordinate to more senior tranches in such issuer’s capital structure and the Trust’s overall returns would be adversely affected to the extent one or more issuers is unable to meet its debt payment obligations when due. To the extent the Trust holds a “mezzanine” or lower interest in any issuer that is unable to meet its debt payment obligations, such mezzanine interest could become subordinated to the rights of such issuer’s creditors in a bankruptcy. Furthermore, the financial performance of one or more issuers could deteriorate as a result of, among other things, adverse developments in their businesses, changes in the competitive environment or an economic downturn. As a result, underlying issuers that the Trust expected to be stable may operate or expect to operate, at a loss or have significant fluctuations in ongoing operating results, may otherwise have a weak financial condition or be experiencing financial distress and subject the Trust’s investments to addition risk of loss and default.

The Trust will be subject to fluctuating interest rates and the strategies employed by the Trust to provide protection may prove unhelpful or potentially compound the impact of such fluctuations.

The Trust’s investments may include loans with both floating interest rates and fixed interest rates. Floating rate investments earn interest at rates that adjust from time to time (typically monthly) based upon an index (typically one-month LIBOR). These floating rate loans are insulated from changes in value specifically due to changes in interest rates; however, the coupons they earn fluctuate based upon interest rates (again, typically one-month LIBOR) and, in a declining or low interest rate environment, these loans will earn lower rates of interest and this will impact our operating performance. Fixed interest rate investments, however, do not have adjusting interest rates and the relative value of the fixed cash flows from these investments will decrease as prevailing interest rates rise or increase as prevailing interest rates fall, causing potentially significant changes in value. The Advisor believes that no strategy can completely insulate the Trust from the risks associated with interest rate changes and there is a risk that they may provide no protection at all and potentially compound the impact of changes in interest rates.

The Trust may become subject to claims of lender liability, which would adversely affect results.

In recent years, a number of judicial decisions have upheld the right of borrowers to sue lending institutions on the basis of various evolving legal theories, collectively termed “lender liability”. Generally, lender liability is founded on the premise that a lender has either violated a duty, whether implied or contractual, of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. There can be no assurance that such claims will not arise or that the Trust will not be subject to significant liability if a claim of this type does arise.

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We will be subject to corporate-level income tax if we are unable to qualify or maintain our qualification as a RIC under Subchapter M of the Internal Revenue Code.

We will incur corporate-level U.S. federal income tax costs if we are unable to maintain our qualification as a RIC for U.S. federal income tax purposes, including as a result of our failure to satisfy the RIC distribution requirements. Although we intend to elect to be treated as a RIC for U.S. federal income tax purposes, we cannot assure you that we will be able to qualify for and maintain RIC status. To maintain RIC status under the Code and to avoid corporate-level U.S. federal income tax, we must meet the following annual distribution, income source and asset diversification requirements:

•	We must distribute (or be treated as distributing) dividends for tax purposes in each taxable year equal to at least 90% of each of:

•	the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, or “investment company taxable income”, if any, for that taxable year; and

•	our net tax-exempt income for that taxable year.

The asset coverage ratio requirements under the 1940 Act and financial covenants to which the Trust may become subject could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. In addition, as discussed in more detail herein, our income for tax purposes may exceed our available cash flow. If we are unable to obtain cash from other sources, we could fail to satisfy the distribution requirements that apply to a RIC. As a result, we could lose our RIC status and become subject to corporate-level U.S. federal income tax.

•	We must derive at least 90% of our gross income for each taxable year from dividends, interest, gains from the sale of or other disposition of stock or securities or similar sources.

•	We must meet specified asset diversification requirements at the end of each quarter of our taxable year. The need to satisfy these requirements to prevent the loss of RIC status may result in our having to dispose of certain investments quickly on unfavorable terms. Because our investments may be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to maintain our qualification for tax treatment as a RIC for any reason, the resulting U.S. federal income tax liability could substantially reduce our net assets, the amount of income available for distribution, and the amount of our distributions. See “Tax Considerations” in this Prospectus and “Taxes” in the accompanying SAI.

The Trust may be subject to excise tax if we fail to make the distributions required as a RIC.

A RIC that fails to satisfy an additional calendar year distribution requirement is subject to a nondeductible 4% U.S. federal excise tax. To avoid this tax, we must distribute (or be treated as distributing) during each calendar year an amount at least equal to the sum of:

•	98.0% of our net ordinary income excluding certain ordinary gains or losses for that calendar year;

•	98.2 % of our capital gain net income, adjusted for certain ordinary gains and losses, recognized for the twelve-month period ending on October 31 of that calendar year; and

•	100% of any income or gains recognized, but not distributed, in preceding years.

While we intend to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% U.S. federal excise tax, sufficient amounts of our taxable income and capital gains may not be distributed to avoid entirely the imposition of this tax. In that event, we will be liable for this tax only on the amount by which we do not meet the foregoing distribution requirement. See “Tax Considerations” in this Prospectus and “Taxes” in the accompanying SAI.

If we are not treated as a publicly offered regulated investment company for purposes of the RIC rules, certain U.S. shareholders will be treated as having received a dividend from us in the amount of such U.S. shareholders’ allocable share of the Advisory Fees paid to our investment adviser and certain of our other expenses, and these fees and expenses will be treated as miscellaneous itemized deductions of such U.S. shareholders.

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Special tax rules will apply to certain shareholders if we are not treated as a “publicly offered regulated investment company.” In general, a publicly offered regulated investment company is one that, with respect to any particular taxable year, is either (1) continuously offered pursuant to a public offering (within the meaning of Section 4 of the Securities Act); (2) regularly traded on an established securities market; or (3) held by no fewer than 500 persons at all times during such taxable year. We expect to be treated as a “publicly offered regulated investment company” as a result of our Shares being continuously offered pursuant to a public offering. While it is our intention that we will satisfy the criteria to be treated as a publicly offered regulated investment company in each year, we cannot assure you that we will be treated as a publicly offered regulated investment company for all years. If we are not treated as a publicly offered regulated investment company for any calendar year, each U.S. shareholder that is an individual, trust or estate will be treated as having received a dividend from us in the amount of such U.S. shareholder’s allocable share of the Advisory Fees paid to our Adviser and certain of our other expenses for the calendar year, and these fees and expenses will be treated as miscellaneous itemized deductions of such U.S. shareholder. Miscellaneous itemized deductions generally are deductible by a U.S. shareholder that is an individual, trust or estate only to the extent that the aggregate of such U.S. shareholder’s miscellaneous itemized deductions exceeds 2% of such U.S. shareholder’s adjusted gross income for U.S. federal income tax purposes, are not deductible for purposes of the alternative minimum tax and are subject to the overall limitation on itemized deductions under the Code. See “Tax Considerations” in this Prospectus and “Taxes” in the accompanying SAI.

The Trust is dependent on third-party service providers and the failure of any such provider to effectively satisfy their obligations may materially adversely affect our operations.

The Trust is dependent on third-party service providers in connection with their respective operations. To the extent any such service providers fail to effectively satisfy their obligations to the Trust, there may be a material adverse impact on the Trust’s operations. In addition, the Trust may be required to indemnify such service providers for liabilities incurred in connection with the affairs of the Trust. Such liabilities may be material and have an adverse effect on our returns to shareholders. The indemnification obligation of the Trust would be payable from the assets of the Trust.

The Trust may engage in Risk Management Transactions for risk management purposes.

The Trust may engage in various Risk Management Transactions for hedging and other risk management purposes, including to attempt to protect against possible changes in the market value of the Trust’s portfolio resulting from changes in interest rates or to protect the Trust’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes and to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any Risk Management Transaction involves risks, including the imperfect correlation between the price or value of the derivative instruments and the assets being hedged, the possible default of the other party to the transaction, the possible illiquidity of the derivative instruments and the fact that a hedging party may not participate fully in a rise in the market value of the underlying security. Furthermore, the Trust’s ability to successfully use Risk Management Transactions depends on the Advisor’ ability to predict pertinent market movements, which cannot be assured. The use of Risk Management Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment or may cause the Trust to hold a security that it might otherwise sell. Additionally, segregated liquid assets, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Risk Management Transactions are not otherwise available to the Trust for investment purposes.

The Trust may be subject to derivative transactions risks.

The Trust may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income and interest rate indices and other financial instruments. The Trust also may purchase derivative instruments that combine features of these instruments. The Trust may do so in seeking to achieve its investment objective or for other reasons, such as for cash management, financing activities and hedging and risk management purposes. Some investments in derivatives are negotiated over-the-counter with a counterparty and as a result are subject to credit risks related to the counterparty’s ability to perform its obligations and that any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. The Advisor will monitor, evaluate and assess the creditworthiness of these counterparties on an ongoing basis.

The Trust may depart from its principal investment strategies in response to adverse market, economic or political conditions.

The Trust may take a temporary defensive position and invest all or a substantial portion of its total assets in cash or cash equivalents, government securities or similar investments. The Trust would not be pursuing its investment objective in these circumstances and could miss favorable market developments. It is impossible to predict when or for how long, the Trust may use such alternative strategies. There can be no assurance that such strategies will be successful. Further, to the extent that the Trust invests defensively, it may not achieve its investment objective.

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Risks Related to Specific Investments

Lower-quality loan or debt instruments, commonly known as “junk” or high yield/high risk, present a significant risk of loss of principal and interest.

Lower-quality loan or debt instruments, commonly known as “junk” or high yield/high risk, offer the potential for higher returns, but also involve greater risk than instruments of higher quality, including an increased possibility that the issuer, obligor or guarantor may not be able to make its payments of interest and principal. In addition, issuers of such instruments are considered by rating agencies and others to face a higher possibility of defaulting on their obligations and entering bankruptcy than issuers of higher-rated instruments. If any of the foregoing occurs, the value of the instruments will decrease, the Trust’s Share value may decrease and the Trust’s income may be reduced. In addition, an economic downturn or period of rising interest rates could adversely affect the operations of the issuers of these instruments and increase the risk of default and adversely affect the market for these instruments and reduce the Trust’s ability to sell them. Also, such securities are often issued privately under the SEC’s Rule 144A and such “Rule 144A securities’ are subject to resale restrictions. The lack of a liquid market for these instruments could decrease the Trust’s ability to resell them and ultimately decrease the value of the Trust’s Shares. In all events, the Advisor’s assessment of the credit quality of an issuer of “junk” or high yield/high risk instruments (or any other issuer) could prove incorrect and the Trust could suffer losses as a result.

When the Trust invests in Fixed Income Securities, the value of your investment in the Trust will fluctuate with changes in interest rates.

Typically, a rise in interest rates causes a decline in the value of Fixed Income Securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments) and extension risk (the debtor may pay its obligation later than expected, lengthening the maturity of a security). These risks could affect the value of a particular investment, possibly causing the Trust’s Share value and total return to be reduced and fluctuate more than other types of investments.

During periods of declining interest rates, the issuer of a security or the borrower under a loan may exercise its option to prepay principal earlier than scheduled, possibly forcing the Trust to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Trust’s return. Debt investments frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met. An issuer may choose to redeem a debt security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. In addition, the market price of the Trust’s investments will change in response to changes in interest rates and other factors. During periods of declining interest rates, the market price of fixed-rate debt investments generally rises. Conversely, during periods of rising interest rates, the market price of such investments generally declines. The magnitude of these fluctuations in the market price of debt investments is generally greater for securities with longer maturities. Additionally, such risk may be greater during the current period of historically low interest rates.

The risks associated with Senior Loans are similar to the risks of below investment grade securities, although Senior Loans are typically senior and secured in contrast to below investment grade securities, which are often subordinated and unsecured.

Senior Loans’ higher standing in an issuer’s capital structure historically has resulted in generally higher recoveries than for below investment grade securities in the event of a corporate reorganization or other restructuring. Senior Loans and other debt securities are subject to the risk of price declines and to increases in prevailing interest rates; however, because their interest rates are adjusted for changes in short-term interest rates, Senior Loans generally have less interest rate risk than other high yield investments, which typically pay fixed rates of interest. The Trust’s investments in Senior Loans should typically be considered speculative because of the credit risk of their issuers.

Second Lien Loans generally are subject to similar risks as those associated with investments in Senior Loans.

Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure for the holders of such loans. Second Lien Loans also share many of the same risks as other below investment grade securities.

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Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, support by letters of credit, surety bonds or other credit enhancements.

Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables and any entities providing the credit enhancement. In addition, the underlying assets are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return.

The Trust’s investments in preferred securities carry special risks, including:

Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Trust owns a preferred security that is deferring its distributions, the Trust may be required to report income for tax purposes although it has not yet received such income.

Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, including in terms of corporate income and liquidation payments and therefore will be subject to greater credit risk than such debt instruments.

Limited Voting Rights. Generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. In the case of trust-preferred securities, holders generally have no voting rights, except if (i) the issuer fails to pay dividends for a specified period of time or (ii) a declaration of default occurs and is continuing.

Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by certain changes in U.S. federal income tax or securities laws. As with call provisions, a special redemption by the issuer may negatively affect the return of the security held by the Trust.

Our portfolio will be concentrated in a single industry sector and may be invested in only a limited number of companies or other issuers, which will subject us to a risk of significant loss if the industry sector experiences a downturn or the business or market position of any one or a small number of these companies or other issuers deteriorates.

We will concentrate our investments in a single industry sector, the short-term business credit institution industry. In addition, we may invest in a limited number of companies and other issuers. Consequently, the aggregate returns we realize may be significantly adversely affected if there is a downturn in the short-term business credit institution industry, if a small number of the companies or other issuers in which we invest perform poorly or if we need to write down the value of any one or a small number of investments. Beyond our income tax asset diversification requirements, we do not have fixed guidelines for diversification and our investments could be limited to relatively few issuers.

As a non-diversified investment company under the 1940 Act, the Trust may invest a greater portion of its assets in a more limited number of issuers than a diversified investment company. While the Trust intends to comply with the diversification requirements of the Code applicable to regulated investment companies, the Trust’s investment program may nonetheless present greater risk to an investor than an investment in a diversified investment company due to the impact that changes in the industries and markets related to short-term business credit institutions may have on the value of our Shares.

Investments in foreign companies may involve significant risks in addition to the risks inherent in U.S. investments.

While we expect to invest principally in U.S. issuers, we may invest on an opportunistic basis in certain non-U.S. companies, including those located in emerging markets, that otherwise meet our investment criteria, subject to the requirements of the 1940 Act. Investing in foreign companies, particularly those in emerging markets, may expose us to additional risks not typically associated with investing in U.S. issuers. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets, less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Further, we may have difficulty enforcing our rights as security holders in foreign jurisdictions. In addition, to the extent we invest in non-U.S. companies, we may face greater exposure to foreign economic developments.

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The Trust may invest in securities denominated or quoted in currencies other than the U.S. dollar and changes in foreign currency exchange rates may affect the value of securities in the Trust and the unrealized appreciation or depreciation of investments.

Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Trust’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Advisor may, but is not required to, seek to protect the Trust from changes in currency exchange rates through hedging transactions, depending on market conditions. In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the transferability, repatriation or convertibility of currency.

We may expose ourselves to risks if we engage in hedging transactions.

If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. Hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions increase. It may not be possible to hedge against a market change that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price. Moreover, for a variety of reasons, we may not be able to establish an effective correlation between such hedging instruments and the portfolio holdings being hedged.

The Trust will not have control over the issuers that underlie the Trust’s investments, which may negatively affect the Trust’s interests in such issuer.

The Trust will generally not have a right to vote or to make decisions with respect to the operation of the issuers that underlie the Trust’s investments. Investment decisions pertaining to issuers of underlying loans will generally be made by the owners of such issuers, in the case of underlying loans. Any decision made by one of those parties may not be in the best interest of the Trust and, even if that decision is determined to be in the Trust’s best interests by that party, may be contrary to the decision that the Trust would have made and may negatively affect the Trust’s interests.

The Trust’s due diligence review of issuers may not uncover all relevant facts, which may adversely impact the Trust’s ability to assess the investment.

Before making any investments, the Advisor will assess the factors that it believes will determine the success of that investment. This process is particularly important and subjective because there may be little information publicly available about the investments, other than what is available in the prospectuses, offering memoranda or similar disclosure documentation associated with the investments and information obtained from the issuer. The Trust cannot provide any assurances that these due diligence processes will uncover all relevant facts of the underlying investments or that any investment will be successful.

The Advisor may find it necessary to foreclose on certain loans the Trust extends or acquires, which may reduce the net proceeds to the Trust and also increase potential loss.

The Advisor may find it necessary or desirable to foreclose on certain loans or enforce its security interests with respect to collateral underlying certain loans and the enforcement process may be lengthy and expensive. The protection of the terms of the applicable loan, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests, may not be adequate. Claims may be asserted by lenders or borrowers that might interfere with enforcement of the Trust’s rights. Borrowers may resist enforcement actions by asserting numerous claims, counterclaims and defenses against us, including, without limitation, lender liability claims and defenses, even when the assertions may have no basis in fact, in an effort to prolong the enforcement action and seek to force us into a modification of the loan or a favorable buyout of the borrower’s position in the loan. In some states, enforcement actions can take several years or more to litigate. At any time prior to or during the enforcement proceedings, the borrower may file for bankruptcy, which would have the effect of staying the enforcement actions and further delaying the enforcement process and potentially result in a reduction or discharge of a borrower’s debt. Enforcement may create a negative public perception of the related collateral, if any or the issuer, resulting in a diminution of the value of the collateral or the issuer and in the event of any such enforcement proceeding the Trust may become the subject to various risks associated with direct ownership of the collateral. Even if the Trust is successful in enforcing a loan, the liquidation proceeds upon sale of the underlying collateral, if any, may not be sufficient to recover our cost basis in the loan, resulting in a loss to us. Furthermore, any costs or delays involved in the enforcement of a security interest related to a loan or a liquidation of the underlying collateral, if any, will further reduce the net proceeds and, thus, increase the loss.

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MANAGEMENT OF THE TRUST

Board of Trustees

The Trust has a Board of Trustees consisting of five individuals. The Board of the Trust has overall responsibility for monitoring the Trust’s investment program and its management and operations. Any vacancy on the Board may be filled by the remaining Trustees, except to the extent the 1940 Act requires the election of Trustees by shareholders. A majority of the Trustees are independent Trustees (the “Independent Trustees”), in that they are not “interested persons” (as defined in the 1940 Act) of the Trust or the Advisor. The Trust’s Trustees and officers are subject to removal or replacement in accordance with Delaware law and the Trust’s Declaration of Trust. The initial Trustees serving on the Board have been elected by the organizational shareholder of the Trust. For further information on the Board of Trustees, please see “Management—Board of Trustees” in the SAI.

Advisor

Forefront Capital Advisors, LLC (the “Advisor”) is the investment adviser to the Trust. The Advisor is located at 590 Madison Avenue, 34th Floor, New York, New York 10022.The Advisor is newly formed, and is solely owned by Bradley Reifler, who is also the chairman of the Trust’s Board of Trustees. Additional biographical information concerning Mr. Reifler is set forth below and in the section entitled Management—Biographical Information—Interested Trustees” in the SAI. The Advisor was formed for the sole purpose of advising the Trust and its sole business will be to advise the Trust. The Advisor has no investing history; however, its principal officers and portfolio managers, Bradley Reifler and David Wasitowski, have had years of experience providing investment advice and managing private funds, investment vehicles and client accounts, including through affiliates of the Forefront Capital group, a diversified financial services business. Biographies of Messrs. Reifler and Wasitowski are set forth below.

Bradley Reifler . Mr. Reifler founded and since 2009 has served as Chief Executive Officer of the Forefront Capital group, a diversified financial services business consisting of Forefront Capital Management LLC, Forefront Capital Markets, LLC, and Forefront Capital Investments, LLC (collectively “Forefront Capital”). Mr. Reifler also serves as Chief Executive Officer of Forefront Capital Management LLC. He is responsible for Forefront Capital’s daily operations, strategic vision and origination of alternative investment products. Prior to founding Forefront Capital, Mr. Reifler founded and from 1995 to 2008 served as the Chief Executive Officer of Pali Capital Inc., a full-service investment bank and FINRA member firm that employed over 200 people in offices in the United States, the United Kingdom, Austria, Singapore and Latin America. Prior to founding Pali Capital, from 1995 to 2000, Mr. Reifler managed Refco, Inc.’s institutional sales desk, where he was responsible for the sale and execution of global derivatives and foreign exchange and for creating custom investment programs for institutional and high net-worth clients. In 1982, Mr. Reifler founded Reifler Trading Corporation, a firm engaged in the execution of global derivatives, which was sold to Refco, Inc. in 2000. He holds a B.A. from Bowdoin College.

David Wasitowski. Since 2009, Mr. Wasitowski has served as the President and Chief Financial Officer of Forefront Capital Markets, LLC, as well as Chief Operating Officer and Chief Financial Officer of Forefront Capital Management LLC. In this role, Mr. Wasitowski directs the financial and operational aspects of the firm, including accounting, financial analysis, operations and performance monitoring. From 2003 to 2008 Mr. Wasitowski was a key member of Pali Capital’s executive management team, and managed the financial and operational aspects of the firm during a rapid growth phase that included expansion to Europe and Asia. Prior to joining Pali Capital, Mr. Wasitowski was a Business Unit Controller and Chief Financial Officer of Pershing Trading Co. from 2000 to 2002. Mr. Wasitowski was Vice President of Treasury Operations of Refco, Inc. from 1993 to 1999, and was a senior auditor for the Bank of New York from 1988 to 1993. Mr. Wasitowski holds a B.A. in International Finance from Rutgers University School of Business.

Investment Advisory Agreement

The Trust has retained the Advisor to manage the investment of the Trust’s assets and place orders for the purchase and sale of its portfolio securities. Under the investment advisory agreement between the Advisor and the Trust (the “Investment Advisory Agreement”), the Advisor receives no management fee, but does receive an ongoing Advisory Fee as described below.

The Advisor furnishes the offices, facilities and equipment that it uses to provide its services, and pays the compensation of its personnel. The Trust pays all charges and expenses of its own day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and mailings to shareholders, the compensation of the Trustees (other than those who are affiliated persons of the Advisor) and all other ordinary business expenses not specifically assumed by the Advisor.

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A further discussion of the Board’s review and approval of the Investment Advisory Agreement will be available in the Trust’s initial Semi-Annual Report.

The following individuals at the Advisor have principal responsibility for the day-to-day management of the Trust’s portfolio:

Bradley Reifler is the Advisor’s Chief Executive Officer and is responsible for the Advisor’s day-to-day operations. Please see Mr. Reifler’s biographical information earlier in this section and under “Management—Board of Trustees” in the SAI.

David Wasitowski serves as the Advisor’s Chief Operating Officer. Please Mr. Wasitowski’s biographical information earlier in this section and under “Management—Board of Trustees” in the SAI.

For more information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities in the Trust, please refer to the SAI.

Advisory Fee

The Trust will not pay the Advisor a management fee. Instead, the Trust will pay the Advisor an Advisory Fee, annually in arrears for the Trust’s fiscal year then ended. The Trust’s fiscal year runs from October 1 to September 30 (“Fiscal Year”). The Trust will pay the Advisory Fee for the Fiscal Year then ended after the close of such Fiscal Year and in the first quarter following the close of such Fiscal Year, subject to the Trust having achieved an increase in its Pre-Advisory Fee Net Investment Income (as defined below) in that Fiscal Year then ended of 8.00%. We refer to this 8.00% amount as the Hurdle. The Advisor will receive no compensation until after the Hurdle is passed. Thereafter, the Advisory Fee will be equal to (i) 80% of the portion (if any) of the Trust’s Pre-Advisory Fee Net Investment Income that exceeds the 8.00% Hurdle but is less than or equal to an 18.00% return, plus (ii) 20% of the portion (if any) of the Trust’s Pre-Advisory Fee Net Investment Income that exceeds an 18.00% return. For purposes of calculating the Advisory Fee, “Pre-Advisory Fee Net Investment Income” shall mean, with respect to any Fiscal Year, interest income, dividend income and all other income including (i) all fees such as commitment and origination fees received by the Trust; (ii) all structuring, diligence, consulting and other fees received by the Trust, or received by the Advisor and accruing to the Trust, in connection with a Trust investment; and (iii) any income received from investments with a deferred interest feature (such as original interest discount, pay-in-kind interest and zero coupon securities), less expenses other than the Advisory Fee. Pre-Advisory Fee Net Investment Income will not include any realized or unrealized capital gains. For the purposes of calculating Pre-Advisory Fee Net Investment Income, neither the liquidation preference of any preferred shares issued by the Trust nor the aggregate amount of any borrowings for investment purposes will be deducted from the Trust’s total assets. Pre-Advisory Fee Net Investment Income includes accrued income that we have not yet received in cash, such as the amount of any market discount we may accrue on debt instruments we purchase below par value. The amount of the Advisory Fee will not be affected by any realized or unrealized losses we may suffer.

In other words, we will determine the Advisory Fee as follows:

•	no Advisory Fee is payable with respect to a Fiscal Year in which our Pre-Advisory Fee Net Investment Income does not exceed the Hurdle of 8.00%; and

•	with respect to a Fiscal Year in which our Pre-Advisory Fee Net Investment Income exceeds the Hurdle of 8.00% but does not exceed an 18.00% return, an 80% share of the amount of the Pre-Advisory Fee Net Investment Income that exceeds 8.00% is payable to the Advisor (and the remaining 20% of the amount of the Pre-Advisory Fee Net Investment Income that exceeds 8.00% is for the account of the Trust’s shareholders); and

•	with respect to a Fiscal Year in which our Pre-Advisory Fee Net Investment Income exceeds the Hurdle of 8.00% and also exceeds an 18.00% return, in addition to the amounts payable above, a 20% share of the amount of the Pre-Advisory Fee Net Investment Income that exceeds 18.00% is payable to the Advisor (and the remaining 80% of the amount of Pre-Advisory Fee Net Investment Income that exceeds 18.00% is for the account of the Trust’s shareholders).

To the extent the Trust invests in PIK securities that make in-kind interest payments, the Trust’s investment income, and as a result the Advisory Fee payable to the Advisor, will increase at a compounding rate. To the extent the Trust invests in PIK securities, OID securities or zero coupon securities, the Advisory Fee will be paid based on non-cash accruals that ultimately may not be realized through cash payments. If those cash payments are ultimately not received, the Advisor will be under no obligation to reimburse the Trust for those portions of its Advisory Fee that were based on the non-cash accruals that never resulted in the receipt of cash. In addition, the Advisory Fee presents certain risks that are not present in the case of investment companies that do not pay such a fee. See “Risk Factors”.

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Set forth below are examples of the Advisory Fee calculation, with amounts expressed as a percentage of NAV.

Alternative 1

Assumptions:

Investment income (including interest, dividends, fees, etc.) = 6.75%

Total annual expenses (excluding Advisory Fee) (*) = 1.75%

Hurdle = 8.00%

Calculation:

Pre-Advisory Fee Net Investment Income (investment income – total annual expenses) = 5.00%

Pre-Advisory Fee Net Investment Income does not exceed the Hurdle, so there is no Advisory Fee.

Alternative 2

Assumptions:

Investment income (including interest, dividends, fees, etc.) = 11.75%

Total annual expenses (excluding Advisory Fee) (*) = 1.75%

Hurdle = 8.00%

Calculation:

Pre-Advisory Fee Net Investment Income (investment income – total annual expenses) = 10.00%

Total distributions to shareholders = 8.00% + (20% x (10.00% – 8.00%)) = 8.40%

Advisory Fee = 80% × Pre-Advisory Fee Net Investment Income in excess of Hurdle =

80% × (10.00% – 8.00%) = 1.60%

Alternative 3

Assumptions:

Investment income (including interest, dividends, fees, etc.) = 15.75%

Total annual expenses (excluding Advisory Fee) (*) = 1.75%

Hurdle = 8.00%

Calculation:

Pre-Advisory Fee Net Investment Income (investment income – total annual expenses) = 14.00%

Total distributions to shareholders = 8.00% + (20% x (14.00% – 8.00%)) = 9.20%

Advisory fee = 80% × Pre-Advisory Fee Net Investment Income in excess of Hurdle =

80% × (14.00% – 8.00%) = 4.80%

Alternative 4

Assumptions:

Investment income (including interest, dividends, fees, etc.) = 20.75%

Total annual expenses (excluding Advisory Fee) (*) = 1.75%

Hurdle = 8.00%

Calculation:

Pre-Advisory Fee Net Investment Income (investment income – total annual expenses) = 19.00%

Total distributions to shareholders = 8.00% + (20% x (18.00% – 8.00%)) + (80% x (19.00% – 18.00%)) = 10.80%

Advisory fee = (80% × Pre-Advisory Fee Net Investment Income in excess of Hurdle and up to and including 18.00%) + (20% × (Pre-Advisory Fee Net Investment Income in excess of 18.00%) =

(80% × (18.00% – 8.00%)) + (20% x (19.00% – 18.00%)) = 8.20%

(*) See “Summary of Fees and Expenses”.

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The Trust will accrue a projected Advisory Fee amount payable on a daily basis, based on the Trust’s then-projected annualized Pre-Advisory Fee Net Investment Income. Reconciliations will be made monthly with reference to the prior month’s Pre-Advisory Fee Net Investment Income. As a result of the foregoing, the Trust’s NAV and the value of Trust Shares will always reflect a projected Advisory Fee accrual, even though it will only be after the close of the Trust’s then-current Fiscal Year that the Trust will be able to determine conclusively whether an Advisory Fee has been earned for that Fiscal Year and (if earned) what its size is, and will only then be obligated to pay it to the Advisor.

Reimbursement of Certain Expenses Borne by Advisor

The Trust estimates that its expenses during the initial offering period, other than the 3.00% sales load, will be approximately $400,000. These expenses will initially be paid by the Advisor. The Trust will reimburse the Advisor for these expenses after the end of the initial offering period, up to the actual amounts incurred by the Advisor.

The Advisor has entered into an Expenses Limitation Agreement (the “Expenses Limitation Agreement”) with the Trust, in which the Advisor has contractually agreed to reduce its fees, absorb expenses of the Trust or both, in order to ensure that the Trust’s expenses (excluding the Advisory Fee, taxes, interest on borrowings, brokerage commissions, acquired fund fees and expenses, shareholder services fees, extraordinary expenses such as litigation or reorganizational costs and organizational costs incurred prior to commencement of the Trust’s operations) will not exceed the annual rate of 1.75% of the Trust’s net assets attributable to Shares. The Expenses Limitation Agreement will allow the Advisor to receive reimbursement of any excess expense payments made by it on a rolling three-year basis, if such reimbursement can be achieved within the 1.75% expense ratio. The Expenses Limitation Agreement shall remain in effect until at least two years from the commencement of Trust operations (unless terminated by, or with the consent of, the Trustees of the Trust or in the event the Investment Advisory Agreement is terminated), and shall continue in effect for successive twelve-month periods, provided that such each continuance is specifically approved at least annually by a majority of the Trustees of the Trust.

Other Service Providers

The Administrator. The Trust has appointed Gemini Fund Services, LLC (the “Administrator”) to serve as its administrator pursuant to a fund services agreement between the Administrator and the Trust (the “Fund Services Agreement”). Under the Fund Services Agreement, the Administrator is responsible for certain matters pertaining to the administration of the Trust, including: (a) maintaining corporate and financial books and records, (b) providing administration services and (c) performing other accounting and clerical services. The Administrator is permitted to delegate any or all of its duties to its affiliated entities.

Under the Fund Services Agreement, the Administrator will not, in the absence of negligence, willful misconduct or fraud on the part of the Administrator (or its affiliates) or a material breach by the Administrator (or its affiliates) of a material provision of the Fund Services Agreement (provided such breach is not caused by actions or omissions of the Trust or any other agent of the Trust), be liable to the Trust or to any Trust shareholder for any act or omission, in the course of or in connection with, the providing of services to the Trust or for any loss or damage which the Trust may sustain or suffer as the result of or in the course of, the discharge by the Administrator (or its affiliates) of its duties pursuant to the Fund Services Agreement.

The Trust will indemnify the Administrator, its affiliates and its and their directors, officers, employees, representatives, delegates and agents from and against any and all claims, demands, actions and suits and from and against any and all judgments, liabilities, losses, damages, costs, charges, reasonable attorneys’ fees and other expenses of every nature and character (collectively, “Liabilities”) arising out of or in any way relating to the Administrator’s performance of its obligations and duties under the Fund Services Agreement (or the performance by any affiliate to whom services are delegated), provided that this indemnification shall not apply to the extent any such Liabilities result from the Administrator’s (or such affiliates’) negligence, willful misconduct or fraud or from a material breach by the Administrator (or its affiliates) of a material provision of the Fund Services Agreement (provided such breach is not caused by actions or omissions of the Trust or any other agent of the Trust).

The Administrator’s principal business address is 80 Arkay Drive, Suite 110, Hauppauge NY 11788. The Administrator is a third party service provider to the Trust and is not responsible for the preparation of this Prospectus.

The Distributor. The Distributor, Northern Lights Distributors, LLC, serves as the principal underwriter of the Trust, on a reasonable efforts basis. Pursuant to the underwriting agreement between Northern Lights Distributors, LLC and the Trust (the “Underwriting Agreement”), the Distributor is solely responsible for the costs and expenses incurred in connection with (i) its qualification as a broker-dealer under state and federal laws and (ii) the advertising or promotion of the offering of the Shares. The Underwriting Agreement also provides that the Trust will indemnify the Distributor and its affiliates and certain other persons against certain liabilities, including certain liabilities arising under the Securities Act.

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Following the commencement of investment operations, the Trust will pay the Distributor an ongoing service fee (the “Shareholder Service Fee”) at an annualized rate of 0.25% of the average net assets of the Trust, to be used to compensate brokers, dealers and other financial intermediaries for providing services to shareholders, including for the maintenance of shareholder accounts. Payment of the Shareholder Service Fee is governed by the Trust’s Shareholder Service Plan. See “Plan of Distribution—Shareholder Service Fee”.

Consistent with SEC rules, the Advisor or its affiliates may pay additional compensation, out of their own assets and not as an additional charge to the Trust, to the Distributor, Selling Agents and other broker-dealers, in connection with the sale and distribution of Shares and the retention or servicing of shareholder accounts.

The Distributor’s principal business address is 17605 Wright Street, Omaha, NE 68130.

The Transfer Agent. Gemini Fund Services, LLC serves as the Transfer Agent for the Trust. The Transfer Agent’s principal business address is 17605 Wright Street, Suite 2, Omaha, NE 68130.

The Custodian. MUFG Union Bank, N.A. serves as the Custodian of the assets of the Trust pursuant to a global custody agreement between the Custodian and the Trust, and may maintain custody of such assets with U.S. subcustodians and foreign custody managers (which may be banks, trust companies, securities depositories and clearing agencies), subject to policies and procedures approved by the Trust’s Board of Trustees. The Custodian’s principal business address is 400 California Street, San Francisco, CA 94104.

The Compliance Services Provider. The Trust has appointed Blue River Partners LLC to serve as an outside provider of certain compliance services pursuant to a services agreement between the Compliance Services Provider and the Trust (the “Compliance Services Agreement”). The Compliance Services Provider’s principal business address is 1909 Woodall Rodgers, Suite 560, Dallas, TX 75201.

Independent Registered Public Accounting Firm. The Trust’s independent registered public accounting firm is Marcum LLP. The firm will conduct an annual audit of the Trust’s financial statements. Marcum LLP’s principal business address is 750 3rd Ave, New York, NY 10017. The firm also prepares the Trust’s tax returns.

Legal Counsel. Certain legal matters in connection with the Shares will be passed upon for the Trust by Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, New York, NY 10105. DLA Piper LLP (US), 1251 Avenue of the Americas, New York, NY 10020 also acts as a legal counsel to the Trust.

CONFLICTS OF INTEREST

The Trust may be subject to a number of actual and potential conflicts of interest.

Trading by Personnel of the Trust or the Advisor

Each of the Trust and the Advisor has adopted a code of ethics (collectively, the “Codes of Ethics”) pursuant to the requirements of the 1940 Act. Each of these Codes of Ethics prohibit personnel subject to such code to invest directly or indirectly in securities purchased or held by the Trust, except to the extent such personnel invest in the Trust. Please refer to the copies of the Codes of Ethics that have been filed as exhibits to the Trust’s registration statement on Form N-2 of which this Prospectus is a part, on file with the SEC, the contents of which are incorporated herein by reference.

The Advisor and its Affiliates

Policies and Procedures

Specified policies and procedures implemented by the Advisor and its affiliates (“Forefront”) to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions may reduce the synergies across Forefront’s various businesses that the Trust will seek to draw on for purposes of pursuing attractive investment opportunities, and may from time to time limit the Trust’s ability to acquire or dispose of certain investments. Because Forefront has many different asset management and advisory businesses, it is subject to a number of potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would otherwise be subject if the Trust were its one line of business. In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses, Forefront has implemented certain policies and procedures (e.g., information walls). For example, Forefront may come into possession of material non-public information with respect to companies in which its other businesses may be considering making an investment, or companies that are Forefront advisory clients. As a consequence, that information, which could be of benefit to the Trust, might become restricted to those respective other businesses and be unavailable to the Trust. In addition, to the extent that Forefront is in possession of material non-public information or is otherwise restricted from trading in certain securities, the Trust and the Advisor may also be deemed to be in possession of such information or otherwise restricted. This could reduce the investment opportunities or limit sales opportunities otherwise available to the Trust and adversely affect the investment flexibility of the Trust, by precluding it from taking certain actions. Additionally, the terms of confidentiality or other agreements with or related to companies in which any Forefront entity has or has considered making an investment or which is otherwise an advisory client of Forefront may restrict or otherwise limit the ability of the Trust to make investments or sales, or otherwise engage in businesses or activities competitive with such companies. Forefront may enter into one or more strategic relationships in certain regions or with respect to certain types of investments that, although they may be intended to provide greater opportunities for the Trust, may require the Trust to share such opportunities or otherwise limit the amount of an opportunity of which it can take advantage.

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Other Forefront Businesses and Activities

As part of its regular business, Forefront provides a broad range of advisory and other services. In addition, Forefront and its affiliates may in the future provide services beyond those currently provided. Shareholders will not receive a benefit from fees generated in connection with any such services that are not provided to the Trust. Forefront may have relationships with, render services to or engage in transactions with, government agencies, issuers, owners of securities or other entities, where such entities represent, or may represent, Trust investment opportunities. As a result, employees of Forefront may possess information relating to such entities not known to the Trust or the Advisor. Those employees of Forefront will not be obligated to share any such information with the Trust or the Advisor and may be prohibited by law or contract from doing so.

In the regular course of its advisory businesses, Forefront represents potential purchasers, sellers and other parties, including corporations, financial buyers, management personnel, shareholders and institutions, with respect to assets that may be suitable investments for the Trust. In such a case, Forefront’s client would typically require Forefront to act exclusively on its behalf, thereby precluding the Trust from acquiring such assets. Additionally, there may be circumstances in which one or more individuals associated with Forefront will be precluded from providing services to the Trust or the Advisor because of certain confidential information available to those individuals or others within Forefront. Forefront is under no obligation to decline any engagements or investments in order to make an investment opportunity available to the Trust. The Trust may be forced to sell or hold existing investments as a result of investment banking relationships or other relationships that Forefront may have or transactions or investments Forefront and its affiliates may make or may have made.

Subject to certain limitations, the Trust may invest in securities of the same issuers as other investment vehicles, accounts and clients of Forefront and its affiliates (including the Advisor). To the extent that the Trust holds interests that are different (or more senior) than those held by such other vehicles, accounts and clients, the Advisor may be presented with decisions involving circumstances where the interests of such vehicles, accounts and clients are in conflict with those of the Trust. Furthermore, it is possible that the Trust’s interests may be subordinated or otherwise adversely affected by virtue of such other vehicle’s, account’s or client’s involvement and actions relating to its investment.

Forefront employees, including employees of the Advisor, may invest in private equity funds, hedge funds or other investment vehicles, including potential competitors of the Trust. Shareholders will not receive any benefit from any such investments.

Other present and future activities of Forefront and its affiliates (including the Advisor) may also give rise to additional conflicts of interest relating to the Trust and its investment activities. In the event that any such conflict of interest arises, the Advisor will attempt to resolve such conflict in a fair and equitable manner. Investors should be aware that conflicts will not necessarily be resolved in favor of the Trust’s interests.

Other Forefront Funds and Vehicles; Allocation of Investment Opportunities

To the extent any other Forefront vehicles, whether now in existence or subsequently established or acquired, have investment objectives or guidelines that overlap with those of the Trust, in whole or in part, investment opportunities that fall within such common objectives or guidelines will generally be allocated among one or more of the Trust and such other Forefront vehicles on a basis that the Advisor determines to be “fair and reasonable” in its sole discretion, subject to (i) any applicable investment limitations of the Trust and such other Forefront vehicles, (ii) the Trust and such other Forefront vehicles having available capital with respect thereto and (iii) legal, tax, accounting, regulatory and other considerations deemed relevant by the Advisor (including without limitation Section 17 of the 1940 Act). As a result, in certain circumstances, investment opportunities suitable for the Trust may not be presented to or pursued by the Trust and may be allocated in whole or in part to any such other Forefront vehicles.

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Independent Investment-Related Decisions

From time to time the Trust may own securities that are identical, similar or related to one or more other Forefront vehicles. In such circumstances, the investment and portfolio management decisions of the Trust will generally be made independently of and without regard to the activities or positions of such other Forefront vehicles, which may create circumstances where different actions are taken or investment decisions made with respect to the Trust relative to such other Forefront vehicles. For example, there may be circumstances where one or more such other Forefront vehicles determines to dispose of an investment that is also held by the Trust but where the Trust continues to hold such investment, or where one or more such other Forefront vehicles elects to purchase investments with respect to which the Trust does not participate (or vice versa) or where the Trust and one or more of such other Forefront vehicles may participate in the same investment at different times or on different terms.

Activities of Personnel

Certain of the personnel of the Advisor may be subject to a variety of conflicts of interest relating to their responsibilities to the Trust and the management of the Trust’s investment portfolio. Such individuals may have responsibilities with respect to other Forefront vehicles or as members of an investment or advisory committee or a board of directors (or similar such capacity) for one or more investment trusts, corporations, foundations or other organizations. Such positions may create a conflict between the services and advice provided to such entities and the responsibilities owed to the Trust. The other Forefront vehicles or investment funds in which such individuals may become involved may have investment objectives that overlap with the Trust. Furthermore, certain personnel of the Advisor may have a greater financial interest in the performance of such other Forefront vehicles or accounts than the performance of the Trust. Such involvement may create conflicts of interest in making investments on behalf of the Trust and such other vehicles or accounts. Such personnel will seek to limit any such conflicts in a manner that is in accordance with their fiduciary duties to the Trust and such other Forefront vehicles. Investors should be aware that conflicts will not necessarily be resolved in favor of the Trust’s interests.

Service Providers

Certain advisers and other service providers to the Trust (including accountants, administrators, lenders, bankers, brokers, attorneys, consultants and investment or commercial banking firms) and other entities may also provide goods or services to or have business, personal, financial or other relationships with Forefront. Such advisers and service providers may be investors in the Trust, affiliates of the Advisor, sources of investment opportunities or co-investors or commercial counterparties. These relationships may influence the Advisor in deciding whether to select or recommend such a service provider to perform services for the Trust (the cost of which will generally be borne directly or indirectly by the Trust). In certain circumstances, advisers and service providers or their affiliates may charge different rates or have different arrangements for services provided to the Advisor or its affiliates as compared to services provided to the Trust, which in certain circumstances may result in more favorable rates or arrangements than those provided to the Trust.

Trading by Forefront Personnel

The officers, directors, members, managers and employees of the Advisor may trade in securities for their own accounts, subject to restrictions (including in the Advisor’s Code of Ethics, referred to above) and reporting requirements as may be required by law, including those required by the 1940 Act and Forefront policies or otherwise determined from time to time by the Advisor.

Other Trading and Investing Activities

Certain other Forefront vehicles may invest in securities of publicly traded companies in which the Trust has made or will make investments. The trading activities of those vehicles may differ from or be inconsistent with activities that are undertaken for the account of the Trust.

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DESCRIPTION OF SHARES

Common Shares

The Trust is authorized to issue an unlimited number of common shares. Each common share has one vote. Each Share, when issued and paid for in accordance with the terms of this offering, will be fully paid and nonassessable. The holders of the Shares will not be entitled to receive any distributions from the Trust unless all accrued interest, fees and distributions, if any, with respect to the Trust’s leverage have been paid, unless certain asset coverage tests employed by the Trust are satisfied and unless any other requirements imposed by any rating agencies rating any preferred shares issued by the Trust have been met. See “—Preferred Shares” below. All Shares have equal rights as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Trust will send annual and semi-annual reports, including financial statements, when available, to all holders of its Shares.

If you purchase Shares in the Trust, you will become bound by the applicable terms and conditions in the Trust’s Declaration of Trust.

Any additional offerings of Shares will require approval by the Trust’s Board. Any additional offerings of Shares will be subject to, among other legal requirements, the requirements of the 1940 Act, which provides in respect of the Trust that Shares may not be issued at a price below the then current NAV, exclusive of sales load, of the Trust, except in connection with an offering to existing holders of Shares or with the consent of a majority of the Trust’s outstanding voting securities.

The Trust’s NAV will be reduced following the offering of the Shares by the amount of the sales load and the amount of expenses paid by the Trust. Please see “Summary of Fees and Expenses”.

The Shares are intended principally for long-term investors, and you should not purchase Shares if you intend to sell them soon after purchase.

Preferred Shares

The Trust’s Declaration of Trust provides that the Board may authorize and issue preferred shares, with rights as determined by the Board, without the approval of the holders of the Shares. Holders of the Shares have no preemptive rights to purchase any preferred shares that might be issued.

The Trust has no current intention to issue any preferred securities, including within the next 12 months. However, were it to issue preferred securities, such issuance would constitute leverage. The use of leverage by the Trust can create risks. See “Risk Factors”. The terms of any preferred shares that might be issued, including distribution rate, liquidation preference, redemption provisions, restrictions on the declaration of distributions, maintenance of asset ratios and restrictions while distributions are in arrears, would be determined by the Board, subject to applicable law and the Declaration of Trust. The Trust believes that, in the event it were ever to issue preferred shares, it is likely that the liquidation preference, voting rights and redemption provisions would be similar to those stated below.

The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining Trustees would be elected by holders of the Shares and preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares have the right to elect a majority of the Trustees of the Trust at any time two years’ distributions on any preferred shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the preferred shares and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Trust’s sub-classification as a closed-end investment company or changes in its fundamental investment restrictions. See “Certain Provisions in the Declaration of Trust”. As a result of these voting rights, the Trust’s ability to take any such actions may be impeded to the extent there are any preferred shares outstanding. The Board presently intends that, except as otherwise indicated in this Prospectus and except as otherwise required by applicable law, holders of preferred shares would have equal voting rights with holders of the Shares (one vote per share) and would vote together with holders of the Shares as a single class.

The discussion above describes the possible offering of preferred shares by the Trust. If the Board were to determine to proceed with any such offering, the terms of the preferred shares might be the same as or different from the terms described above, subject to applicable law and the terms of the Declaration of Trust. The Board, without the approval of the holders of the Shares, may authorize an offering of preferred shares and may fix the terms of any preferred shares to be offered and the offering, or may determine not to authorize any such offering.

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In the event that the Trust was to issue preferred shares, any investor would become bound by the applicable terms and conditions in the Trust’s Declaration of Trust.

DETERMINATION OF NET ASSET VALUE

The net asset value (“NAV”) of the Trust will be computed based upon the value of the Trust’s portfolio securities and other assets. NAV per Share will be determined daily, on each day that the New York Stock Exchange is open for business, as of the close of the regular trading session on that exchange. The Trust calculates NAV per Share by subtracting liabilities (including accrued expenses and dividends) from total assets (the value of the Trust’s portfolio securities plus cash and other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding Shares.

Exchange-traded securities for which market quotations are readily available will be valued at the last quoted sale price on the principal exchange on which such securities are traded. Securities not traded on any exchange and for which over-the-counter market quotations are readily available will be valued at the last quoted sale price, or in the absence of a sale, will be valued at the mean between the current bid and ask prices on such over-the counter-market. Certain debt securities may be valued at prices supplied by independent third party pricing sources based on broker or dealer quotations or model or matrix pricing that references the value of other securities with similar characteristics. Short-term debt securities having a remaining maturity of 60 days or less when purchased, and debt instruments originally purchased with maturities in excess of 60 days but which currently have maturities of 60 days or less, may be valued at cost, adjusted for amortization of premiums and accretion of discounts. Listed options will be valued at the last quoted sale price or, in the absence of a sale, at the mean between the current bid and ask prices. Unlisted options for which over-the-counter quotations are readily available will be valued at the mean between the current bid and ask prices.

Securities and other assets for which current market quotations are not readily available, or which are valued by an independent third party pricing source but where such prices are deemed unreliable or not reflective of fair value, will be valued at fair value (“Fair Valued Assets”), as determined in good faith under valuation policies and procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. Most of the Trust’s portfolio securities are expected to be valued at fair value, using the fair value policies and methodologies set forth in the Trust’s valuation policies and procedures.

The fair values determined for all Fair Valued Assets shall be subsequently reported to the Board of Trustees. The Board will regularly review the appropriateness and accuracy of the fair value methodologies used to make such determinations and make any necessary adjustments.

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SHARE REPURCHASES

No Right of Redemption

The Trust is a closed-end, “interval” management investment company. Closed-end management investment companies differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end management investment companies do not typically redeem their Shares at the option of the shareholder. Rather, the Shares of a closed-end management investment company typically trade in the secondary market via a stock exchange. Unlike many closed-end management investment companies, however, the Trust’s Shares will not be listed on a stock exchange. Instead, liquidity will be available through the share repurchases described below. As an interval management investment company, the Trust is similar to a mutual fund in that it continuously offers its shares and thereby is subject to asset inflows. However, as a closed-end management investment company, the Trust is not subject to continuous outflows and only provides limited liquidity through the share repurchases described below. An investment in the Trust is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares, and should be viewed as a long-term investment.

Repurchase Offers by the Trust

No investor will have the right to require the Trust to redeem Shares. However, in order to provide shareholders with liquidity and the opportunity to receive NAV on the disposition of their Shares, the Trust, as a matter of fundamental policy, which cannot be changed without shareholder approval, will make quarterly offers to repurchase its Shares. The Trust is authorized to repurchase up to between 5% and 25% of its Shares outstanding on the quarterly repurchase request deadline, and it currently expects to offer to repurchase up to 5% of its Shares outstanding on the quarterly repurchase request deadline.

Shares tendered for repurchase within 180 days from the date of the original issuance of the Shares will be subject to a repurchase fee of 2%. Additionally, the Trust may in the future determine to charge a repurchase fee payable to the Trust, reasonably to compensate it for its expenses directly related to the repurchase. These fees could be used to compensate the Trust for, among other things, its costs incurred in disposing of portfolio securities or in borrowing in order to pay for the repurchased Shares. Any repurchase fees will not exceed 2% of the proceeds of the repurchase. The Board of Trustees may implement repurchase fees without a shareholder vote.

The Trust is not required to make its first repurchase offer until, and does not expect to make its first repurchase offer earlier than, the second calendar quarter of 2015. Thereafter, the Trust will make repurchase offers quarterly.

The Trust’s Fundamental Policies with respect to Repurchase Offers

The Trust has adopted the following fundamental policies in relation to its repurchase offers, which cannot be changed without the approval of the holders of a majority (defined as the lesser of (i) 67% or more of the voting securities present at a meeting of shareholders, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy at such meeting, or (ii) more than 50% of the outstanding voting securities) of the Trust’s outstanding Shares:

•	The Trust has a policy of making periodic repurchase offers (“Repurchase Offers”) for the Trust’s common shares of beneficial interest, $0.01 par value, pursuant to Rule 23c-3(b) under the 1940 Act;

•	Repurchase Offers will be made at periodic quarterly intervals;

•	The repurchase request deadline will be the third Friday (or the preceding business day if such third Friday is not a business day) of each month in which a Repurchase Offer ends (the “Repurchase Request Deadline”); and

•	The repurchase pricing date for a Repurchase Offer shall occur no later than the fourteenth calendar day after such Repurchase Offer’s Repurchase Request Deadline (or the next business day after such fourteenth calendar day if the fourteenth calendar day is not a business day).

Aspects of the Trust’s repurchase offers that are not fundamental policies may be modified by the Trust without meeting the shareholder approval requirements applicable to fundamental policies.

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How Repurchase Offers will be Conducted

The Trust’s quarterly repurchase offers will end on the third Friday (or the preceding business day if such third Friday is not a business day) of each month in which a repurchase offer ends. When a repurchase offer commences, the Trust will send to shareholders a notification of the offer specifying, among other things:

•	That the Trust is offering to repurchase Shares at NAV.

•	The percentage of outstanding Shares that the Trust is offering to repurchase, and how the Trust will purchase Shares on a pro rata basis if the offer is oversubscribed. The percentage of outstanding Shares that the Trust will offer to repurchase in each quarterly repurchase offer is generally anticipated to be 5%.

•	The date on which a shareholder’s repurchase request is due (the “repurchase request deadline”). This will be the third Friday (or the preceding business day if such third Friday is not a business day) of each month in which a repurchase offer ends.

•	The date that will be used to determine the Trust’s NAV applicable to the repurchase offer (the “repurchase pricing date”). This is generally expected to be the repurchase request deadline, and in any event shall occur no later than the 14th calendar day after the repurchase request deadline (or the next business day after the 14th calendar day if the 14th calendar day is not a business day). The notice will discuss the risk of fluctuation in NAV that could occur if there is a difference between the repurchase request deadline and the repurchase pricing date.

•	The date by which the Trust will pay to shareholders the proceeds from their Shares accepted for repurchase (the “repurchase payment deadline”). This is generally expected to be the third business day after the repurchase pricing date, and in any event will be within seven days of the repurchase pricing date.

•	The NAV of the Shares of the Trust as of a date no more than seven days prior to the date of the notification, and the means by which shareholders may ascertain NAV on other dates.

•	The procedures by which shareholders may tender their Shares and the right of shareholders to withdraw or modify their tenders prior to the repurchase request deadline.

•	The circumstances in which the Trust may suspend or postpone a repurchase offer.

•	Any fees applicable to the repurchase offer.

For quarterly repurchase offers, the Trust will send the notification of the offer not less than 21 days or more than 42 days in advance of the repurchase request deadline.

The repurchase request deadline will be strictly observed. If your intermediary fails to submit your repurchase request in good order by the repurchase request deadline, you will be unable to tender your Shares until a subsequent repurchase offer is made, and you will have to resubmit your request in such subsequent repurchase offer. You should be sure to advise your intermediary in a timely manner of your intention to tender in respect of a repurchase offer, and to take, in a timely manner, any other steps you may need to take in order to meet the repurchase request deadline. You may withdraw or change your repurchase request at any point before the repurchase request deadline.

Suspension or Postponement of a Repurchase Offer

The Trust may suspend or postpone a repurchase offer in limited circumstances, as more fully described below, but only with the approval of a majority of the Trust’s Board of Trustees, including a majority of Independent Trustees (such Trustees not being “interested persons” of the Trust as defined by the 1940 Act).

The Trust may suspend or postpone a repurchase offer only: (A) if making or effecting the repurchase offer would cause the Trust to lose its status as a RIC under Subchapter M of the Internal Revenue Code; (B) for any period during which any market on which any securities owned by the Trust are principally traded is closed, other than customary weekend and holiday closings, or during which trading in any such market is restricted; (C) for any period during which an emergency exists as a result of which disposal by the Trust of securities it owns is not reasonably practicable, or during which it is not reasonably practicable for the Trust fairly to determine the value of its net assets; or (D) for such other periods as the SEC may by order permit or require for the protection of shareholders of the Trust.

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Oversubscribed Repurchase Offers

There is no minimum number of Shares that must be tendered before the Trust honors repurchase requests. However, for each repurchase offer, the Board will set a maximum percentage of Shares that may be purchased. In the event a repurchase offer is oversubscribed, the Trust may, but is not required to, repurchase additional Shares up to a maximum amount of 2% of all the Shares outstanding on the repurchase request deadline. If the Trust determines not to repurchase additional Shares beyond the repurchase offer amount, or if shareholders tender an amount of Shares greater than that which the Trust is entitled to purchase plus 2% of all the Shares outstanding on the repurchase request deadline, the Trust will repurchase the Shares tendered on a pro rata basis. However, the Trust may decide to diverge from a purely pro rata repurchase in two situations, as follows:

1)	The Trust may accept all Shares tendered by persons who own in the aggregate not more than a specified number of Shares (not to exceed 100 Shares) and who tender all of their Shares; or

2)	The Trust may accept by lot Shares tendered by shareholders who tender all their Shares and who, when tendering, elect to have either all or none, or at least a minimum amount or none, accepted; however, the Trust must first accept all Shares tendered by shareholders who do not make such an election.

If proration is necessary, the number of Shares each shareholder asks to have repurchased will generally be reduced by the same percentage, subject to the exceptions described above. If any Shares that you tender are not repurchased because of proration, you will have to wait until a subsequent repurchase offer to tender those Shares, and resubmit your repurchase request, which will not be given any priority over other shareholders’ requests. Thus, there is a risk that the Trust may not purchase all of the Shares you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In addition, in anticipation of the possibility of proration, some shareholders may tender more Shares than they wish to have repurchased in a particular repurchase offer, thereby increasing the likelihood of proration. There is no assurance that you will be able to tender as many of your Shares, in one repurchase offer or in multiple repurchase offers, as you desire to sell.

If any Shares that you tender are not repurchased, you will have to wait until a subsequent repurchase offer to tender those Shares, and resubmit your repurchase request, which will not be given any priority over other shareholders’ requests. Thus, there is a risk that the Trust may not purchase all of the Shares you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In addition, in anticipation of the possibility of proration, some shareholders may tender more Shares than they might otherwise have tendered in a particular repurchase offer, thereby increasing the likelihood of proration. There is no assurance that you will be able to tender as many of your Shares, in one repurchase offer or in multiple repurchase offers, as you desire to sell.

Determination of Repurchase Price and Payment

The repurchase price payable in respect of a tendered Share will be equal to the Share’s NAV as determined after the close of business on the repurchase pricing date. The Trust’s NAV per Share may change materially between the date a repurchase offer is sent to shareholders and the repurchase pricing date, and it may also change materially after the repurchase request deadline, including without limitation if the repurchase pricing date is not the same as the repurchase request deadline. The method by which the Trust calculates NAV is discussed in “Determination of Net Asset Value”. The Trust will generally pay repurchase proceeds on the third business day after the repurchase pricing date. In any event, the Trust pays repurchase proceeds no later than seven days after such repurchase pricing date.

Impact of Repurchase Policies on the Liquidity of the Trust

From the time the Trust distributes each repurchase offer notification until the repurchase pricing date, the Trust must maintain a percentage of liquid assets at least equal to the repurchase offer amount. For this purpose, liquid assets means assets that may be sold or disposed of in the ordinary course of business at approximately the price at which they are valued within the period between a repurchase request deadline and the repurchase payment deadline or which mature by the repurchase payment deadline. In supervising the Trust’s operations and portfolio management by the Advisor, the Trust’s Board has adopted written procedures that are reasonably designed to ensure that the Trust’s portfolio assets are sufficiently liquid so that the Trust can comply with its fundamental policy on repurchases, and comply with the liquidity requirements noted above. The Board will review the overall composition of the Trust’s portfolio and make and approve such changes to the procedures noted above as the Board deems necessary. If, at any time, the Trust falls out of compliance with the liquidity requirements noted above, the Board will cause the Trust to take whatever action it deems appropriate in furtherance of compliance. The Trust is also generally permitted to borrow up to 33 1/3% of its total assets, including in order to meet repurchase requests. See “Investment Objective and Principal Investment Strategies—Leverage”.

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Consequences of Repurchase Offers

The Trust believes that repurchase offers will generally be beneficial to the Trust’s shareholders, and will generally be funded from available cash and the liquidation of securities holdings. However, to pay for repurchased Shares by liquidating securities may require the Advisor to sell securities it would prefer to hold, or to sell greater amounts or at different times than it would prefer. Such liquidation could potentially result in losses, and may increase our portfolio turnover. Also, to the extent the Trust finances Share repurchases by selling securities, its remaining assets will tend to be in less liquid securities. In addition, the sale of portfolio securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Trust’s NAV. The Advisor intends to take measures to attempt to avoid or minimize such potential losses and other effects, and instead of liquidating portfolio holdings may have the Trust borrow money to finance repurchases of Shares. But if we borrow to finance repurchases, interest on any such borrowings will disproportionately affect shareholders who do not tender their Shares in a repurchase offer by increasing Trust expenses and reducing net investment income. Furthermore, repurchases of Shares will tend to reduce the amount of outstanding Shares and, depending upon the Trust’s investment performance, its net assets. A reduction in the Trust’s net assets may increase the Trust’s expense ratio, to the extent that additional Shares are not sold.

If a repurchase offer is oversubscribed, the Trust will repurchase the Shares tendered on a pro rata basis and shareholders will have to wait until the next repurchase offer to make another repurchase request. Thus, there is also a risk that some shareholders, in anticipation of proration, may tender more Shares than they would otherwise have tendered in a particular repurchase offer, thereby increasing both the likelihood that proration will occur and the likelihood the Trust will repurchase more Shares than it is able to sell.

The repurchase of Shares by the Trust will be a taxable event to the tendering shareholders. For a discussion of the tax consequences of holding and disposing of Shares, see “Tax Considerations”.

Costs associated with repurchase offers will be charged against capital.

DISTRIBUTION AND DIVIDEND REINVESTMENT POLICIES

Distribution Policy

The Trust intends to make distributions to its shareholders of its net investment income, after expenses and provisions, at least annually, and may make them as often as quarterly.

We intend to elect and qualify to be treated for U.S. federal income tax purposes as a RIC under subchapter M of the Code. To maintain our RIC status, we must distribute (or be treated as distributing) in each taxable year dividends for tax purposes equal to at least 90 percent of the sum of our:

•	investment company taxable income (which is generally our ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses), determined without regard to the deduction for dividends paid, for such taxable year; and

•	net tax-exempt interest income (which is the excess of our gross tax exempt interest income over certain disallowed deductions) for such taxable year.

As a RIC, we (but not our shareholders) generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gains that we distribute to our shareholders.

We intend to distribute annually all or substantially all of such income. To the extent that we retain our net capital gains or any investment company taxable income, we generally will be subject to corporate-level U.S. federal income tax. We may choose to retain our net capital gains or any investment company taxable income, and pay the U.S. federal excise tax described below.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax payable by us. To avoid this tax, we must distribute (or be treated as distributing) during each calendar year an amount at least equal to the sum of:

•	98.0% of our net ordinary income excluding certain ordinary gains or losses for that calendar year;

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•	98.2 % of our capital gain net income, adjusted for certain ordinary gains and losses, recognized for the twelve-month period ending on October 31 of that calendar year; and

•	100% of any income or gains recognized, but not distributed, in preceding years.

While we intend to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% U.S. federal excise tax, sufficient amounts of our taxable income and capital gains may not be distributed to avoid entirely the imposition of this tax. In that event, we will be liable for this tax only on the amount by which we do not meet the foregoing distribution requirement.

Unless the registered owner of Shares elects to receive cash, all distributions declared on Shares will be automatically reinvested in additional Shares of the Trust. See “—Automatic Dividend Reinvestment Plan,” below.

Section 19(a) of the 1940 Act and Rule19a-1 thereunder require the Trust to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of a dividend or other distribution were the original capital contribution of the shareholder and the payment amounted to a return of capital, the Trust would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any distribution from the Trust is net profit.

The Board reserves the right to change the distribution policy from time to time.

Automatic Dividend Reinvestment Plan

Pursuant to the Trust’s Automatic Dividend Reinvestment Plan (the “Plan”), unless a shareholder is ineligible or otherwise elects, all distributions of dividends (including capital gain dividends), net of any applicable U.S. withholding tax, will be automatically reinvested by the Trust in additional Shares of the Trust. Election not to participate in the Plan and to receive all dividends and capital gain distributions in cash may be made by indicating that choice on the subscription documents or by contacting the Transfer Agent, which is the entity that will administer the Plan.

After the Trust declares a dividend (including a capital gain dividend) or determines to make a capital gain distribution, participants will be issued additional Shares at the Trust NAV as of the dividend or distribution date. Notice of each such Share transaction will be furnished as soon as practicable but no later than seven days after the Trust’s NAV is determined and the shareholder transactions are settled. Information relevant for personal and tax records will be sent with the notice. There is no sales load or other charge for reinvestment; however, the Trust reserves the right to amend the dividend reinvestment policy to include a service charge payable by the participants. The Trust reserves the right to suspend or limit at any time the reinvestment of distributions, or to change the policies and procedures of the Plan.

Shareholders who receive distributions in the form of Shares are generally subject to the same U.S. federal, state and local tax consequences as are shareholders who elect to receive their distributions in cash. However, since a participating shareholder’s cash distributions will be reinvested, such shareholder will not receive cash with which to pay any applicable taxes on reinvested distributions. A shareholder’s basis in the Shares received in a distribution from us will generally be equal to the amount of the reinvested distribution. Any Shares received in a distribution will be subject to a new holding period, for U.S. federal income tax purposes, commencing on the day following the day on which the Shares are credited to the U.S. shareholder’s account.

Neither the Trust nor the Transfer Agent, which is the entity that will administer the Plan, shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the dividend reinvestment policy, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which Shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

In the case of persons, such as brokers or nominees, who hold Shares for other persons who are the beneficial owners of the Shares, the Plan will be administered on the basis of the number of Shares registered in the record holder’s name. Shareholders who intend to hold their Shares through a broker or nominee should contact such broker or nominee to determine how the broker or nominee will credit such shareholders with their beneficial interests in the additional Shares issued as a result of dividend reinvestments.

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PLAN OF DISTRIBUTION

The Offering

The Shares will be offered during an initial offering period at the initial offering price, which is $10 per Share. The initial offering period will terminate when the Trust closes on its first Share subscriptions. This is expected to be three business days after the date (“T+3”) on which the Trust first confirms orders for Shares based on non-binding indications of interest received. The Trust will not commence investment operations until after the initial offering period terminates. After the initial offering period terminates, the Trust will continuously offer Shares at a price per Share equal to the Trust’s NAV per Share plus the applicable sales load.

During the initial offering period, subscriptions for Shares will be accepted as determined by the Distributor. After the termination of the initial offering period, subscriptions will be accepted on a continuous basis on each day that the New York Stock Exchange is open for business (or if it is closed, on its next succeeding business day). In order for a purchase of Shares to be completed, the Distributor must receive the full subscription amount for such Shares, in federal funds, and the executed subscription documents by the date determined for settlement. Purchases are generally expected to settle on a T+3 basis.

During and after the initial offering period, the minimum required initial investment for each investor is $2,500.

Subscriptions for Shares will not be accepted until the Trust’s registration statement, of which this Prospectus forms a part, is declared effective. The Board will have the sole right to accept orders to purchase Shares and reserves the right to reject any order in whole or in part.

Suitability of Investment

An investment in the Trust involves a considerable amount of risk. It is possible that you will lose some or all of your money. An investment in the Trust is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares, and should be viewed as a long-term investment. Other than in very limited circumstances, if any, you should not expect to be able to sell your Shares other than through repurchase offers that the Trust expects to make to its shareholders on a quarterly basis. See “Share Repurchases”. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs. An investor should only invest in the Trust money that it can afford to lose, and it should not invest money to which it may need access in the short-term, on any particular date or on a frequent basis. In addition, all investors should be aware of how the Trust’s investment strategies fit into their overall investment portfolios, because the Trust is not designed to be, by itself, a well-balanced investment for any particular investor. See “Risk Factors”.

Distributor, Selling Agents

Northern Lights Distributors, LLC will serve as the Distributor of the Shares on a reasonable efforts basis, subject to various conditions, for which it will be paid an annual fee, as set forth in the Underwriting Agreement. A total of 3.00% of the gross proceeds from all Shares sold shall be paid to Selling Agents who have entered into selling agreements with the Distributor. Forefront Capital Markets, LLC, a broker-dealer affiliate of the Trust, is expected to serve as a Selling Agent.

During and after the initial offering period, the actual sales load paid by a particular shareholder may vary depending on the financial intermediaries involved in the shareholder’s purchase transaction. Prospective shareholders should consult their financial intermediaries about the charges they may impose.

Neither the Distributor nor any other broker or dealer is obligated to buy any of the Shares from the Trust. The Distributor does not intend to make a market in the Shares. To the extent consistent with applicable law, the Trust has agreed to indemnify the Distributor against certain liabilities under the Securities Act.

Shareholder Service Fee

Following the commencement of investment operations, the Trust will pay the Distributor an ongoing service fee (the “Shareholder Service Fee”) at an annualized rate of 0.25% of the average net assets of the Trust, to be used to compensate brokers, dealers and other financial intermediaries for providing services to shareholders, including for the maintenance of shareholder accounts. Payment of the Shareholder Service Fee is governed by the Trust’s Shareholder Service Plan, which the Trust has adopted, and under which the Trust may compensate selected brokers, dealers and financial industry professionals that sell Trust Shares with the Shareholder Service Fee for providing ongoing services to the shareholders to whom they sold Trust Shares. Such services may include assistance with the processing of client orders and fund transfers, account maintenance and reconciliations, delivery of Trust reports, prospectuses and other materials and the provision of such other information and administrative services as may be reasonably requested by the Trust or the Advisor. After the end of the initial offering period and following commencement of the Trust’s operations, the Trust will pay the Shareholder Service Fee through the Distributor to the Selling Agents that sell Shares after the end of the initial offering period.

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Additional Compensation

Consistent with SEC rules, the Advisor or its affiliates may pay additional compensation, out of their own assets and not as an additional charge to the Trust, to brokers or dealers (including the Distributor and Selling Agents) in connection with the sale and distribution of Shares and the retention or servicing of shareholder accounts. In return for such compensation, the Trust may receive access to a broker’s or dealer’s registered representatives and sales personnel or placement on the sales platform or list of investment options offered by such broker or dealer. Such compensation may vary among different brokers or dealers and may comprise a fixed dollar amount, or be based on the aggregate value of outstanding Trust shares held by shareholders introduced by the broker or dealer, or be determined in some other manner. The receipt of such additional compensation by a selling broker or dealer may create potential conflicts of interest between an investor and the broker or dealer who is recommending the Trust to the investor over other potential investments.

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HOW TO SUBSCRIBE FOR SHARES

Investors may purchase shares directly from the Trust in accordance with the instructions below. Investors will be assessed fees for returned checks and stop payment orders at prevailing rates charged by Gemini Fund Services, LLC, the Trust’s administrator. The returned check and stop payment fee is currently $25. Investors may buy shares of the Trust through financial intermediaries and their agents that have made arrangements with the Trust and are authorized to buy shares of the Trust (collectively, “Financial Intermediaries”). Orders will be priced at the appropriate price next computed after it is received by a Financial Intermediary and accepted by the Trust. A Financial Intermediary may hold shares in an omnibus account in the Financial Intermediary’s name or the Financial Intermediary may maintain individual ownership records. The Trust may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial intermediaries may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor’s account with them. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Trust, forwarding payment promptly. Orders transmitted with a Financial Intermediary before the close of regular trading (generally 4:00 P.M., Eastern time) on a day that the NYSE is open for business, will be priced based on the Trust’s NAV next computed after it is received by the Financial Intermediary.

By Internet - Transactions through www.investinfit.com

You may purchase the Trust’s shares through the website www.investinfit.com. To establish Internet transaction privileges, you must enroll through the website. You automatically have the ability to establish Internet transaction privileges unless you decline the privileges on your New Account Application or IRA Application. You will be required to enter into a user’s agreement through the website in order to enroll in these privileges. In order to conduct Internet transactions, you must have telephone transaction privileges. To purchase shares through the website, you must also have Automated Clearing House (ACH) instructions on your account. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the website. Transactions through the website are subject to the same minimums as other transaction methods.

You should be aware that the Internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use the website for transactions is dependent upon the Internet and equipment, software, systems, data and services provided by various vendors and third parties. While the Trust and its service providers have established certain security procedures, the Trust, its distributor and its transfer agent cannot assure you that trading information will be completely secure. There may also be delays, malfunctions, or other inconveniences generally associated with this medium. There also may be times when the website is unavailable for Trust transactions or other purposes. Should this happen, you should consider purchasing shares by another method. None of the Trust, its Transfer Agent, its Distributor or its Advisor will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.

By Mail

To make an initial purchase by mail, complete an account application and mail the application, together with a check made payable to Forefront Income Trust to:

via Regular Mail:	or Overnight Mail:
Forefront Income Trust c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, Nebraska 68154	Forefront Income Trust c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130

All checks must be in US Dollars drawn on a domestic bank. The Trust will not accept payment in cash or money orders. The Trust also does not accept cashier’s checks in amounts of less than $2,500. To prevent check fraud, the Trust will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares, nor post-dated checks, post-dated on-line bill pay checks, or any conditional purchase order or payment.

The transfer agent will charge a $25.00 fee against an investor’s account, in addition to any loss sustained by the Trust, for any payment that is returned. It is the policy of the Trust not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Trust reserves the right to reject any application.

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By Wire — Initial Investment

To make an initial investment in the Trust, the transfer agent must receive a completed account application before an investor wires funds. Investors may mail or overnight deliver an account application to the transfer agent. Upon receipt of the completed account application, the transfer agent will establish an account. The account number assigned will be required as part of the instruction that should be provided to an investor’s bank to send the wire. An investor’s bank must include the name of the Trust, the account number, and the investor’s name so that monies can be correctly applied. If you wish to wire money to make an investment in the Trust, please call the Trust at 1-844-GET-FITX (1-844-438-3489) for wiring instructions and to notify the Trust that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Trust will normally accept wired funds for investment on the day received if they are received by the Trust’s designated bank before the close of regular trading on the New York Stock Exchange. Your bank may charge you a fee for wiring same-day funds. The bank should transmit funds by wire to:

ABA #: (number provided by calling toll-free number above)
Credit: Gemini Fund Services, LLC
Account #: (number provided by calling toll-free number above)
Further Credit:

Forefront Income Trust
(shareholder registration)
(shareholder account number)

By Wire — Subsequent Investments

Before sending a wire, investors must contact Gemini Fund Services, LLC to advise them of the intent to wire funds. This will ensure prompt and accurate credit upon receipt of the wire. Wired funds must be received prior to 4:00 P.M. Eastern time to be eligible for same day pricing. The Trust, and its agents, including the transfer agent and custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Automatic Investment Plan — Subsequent Investments

You may participate in the Trust’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Trust through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100, on specified days of each month into your established Trust account. Please contact the Trust at 1-844-GET-FITX (1-844-438-3489) or visit www.investinfit.com for more information about the Trust’s Automatic Investment Plan.

By Telephone

Investors may purchase additional shares of the Trust by calling 1-844-GET-FITX (1-844-438-3489). If an investor elected this option on the account application, and the account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the ACH network. Banking information must be established on the account prior to making a purchase. Orders for shares received prior to 4 P.M. Eastern time will be purchased at the appropriate price calculated on that day.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

Anti-Money Laundering Program

The USA PATRIOT Act requires financial institutions, including the Trust, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Trust in verifying your identity. Until such verification is made, the Trust may temporarily limit additional share purchases. In addition, the Trust may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Trust may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

In order to ensure compliance with these laws, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

•	full name;
•	date of birth (individuals only);

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•	Social Security or taxpayer identification number; and
•	permanent street address (P.O. Box only is not acceptable).

Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts, will require additional documentation.

Please note that if any information listed above is missing, your Account Application will be returned and your account will not be opened. In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, the Transfer Agent will verify the information on your application as part of the Program. The Trust reserves the right to request additional clarifying information and may close your account if such clarifying information is not received by the Trust within a reasonable time of the request or if the Trust cannot form a reasonable belief as to the true identity of a customer. If you require additional assistance when completing your Account Application, please contact the Trust at 1-844-GET-FITX (1-844-438-3489).

Purchase Terms

The minimum initial purchase by an investor is $2,500 for regular accounts. The Trust’s shares are offered for sale through its Distributor at NAV plus the applicable sales load. The price of the shares during the Trust’s continuous offering will fluctuate over time with the Trust’s NAV. Investors in the Trust will pay a sales load based on the amount of their investment in the Trust. The sales load payable by each investor depends upon the amount invested by such investor in the Trust. For investments of $5,000,000 and up, the Trust will reduce the sales load to 1.50%. The Trust reserves the right to waive sales loads.

You may be able to buy shares without a sales load (i.e. “load-waived”) when you are:

•	reinvesting dividends or distributions;
•	participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services;
•	a current or former director or Trustee of the Trust;
•	an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings, and any dependent of the employee, as defined in section 152 of the Internal Revenue Code) of the Trust’s Advisor or its affiliates or of a broker-dealer authorized to sell shares of the Trust; or
•	purchasing shares through a financial services firm (such as a broker-dealer, investment adviser or financial institution) that has a special arrangement with the Trust.

It is the investor’s responsibility to determine whether a reduced sales load would apply. The Trust is not responsible for making such determination. To receive a reduced sales load, notification must be provided at the time of the purchase order. If you purchase shares directly from the Trust, you must notify the Trust in writing. Otherwise, notice should be provided to the Financial Intermediary through whom the purchase is made so they can notify the Trust.

Right of Accumulation

In addition, concurrent purchases by related accounts may be combined to determine the application of the sales load. For the purposes of determining the applicable reduced sales load, the right of accumulation allows you to include prior purchases of shares of the Trust as part of your current investment as well as reinvested dividends. To qualify for this option, you must be either:

•	an individual;
•	an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or
•	a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Internal Revenue Code, including related plans of the same employer.

If you plan to rely on this right of accumulation, you must notify the Distributor at the time of your purchase. You will need to give the Distributor your account numbers. Existing holdings of family members or other related accounts of a shareholder may be combined for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

It is the investor’s responsibility to determine whether a reduced sales load would apply. The Trust is not responsible for making such determination. To receive a reduced sales load, notification must be provided at the time of the purchase order. If you purchase shares directly from the Trust, you must notify the Trust in writing. Otherwise, notice should be provided to the Financial Intermediary through whom the purchase is made so they can notify the Trust.

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CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust requires the affirmative vote or consent of at least seventy-five percent (75%) of the Trustees and holders of at least seventy-five percent (75%) of the Trust’s Shares (including common and any preferred shares) to authorize certain transactions not in the ordinary course of business, including a merger or consolidation, certain issuances or transfers of Shares by the Trust (except as may be pursuant to a public offering, the Trust’s automatic dividend reinvestment plan or upon exercise of any share subscription rights), certain sales, transfers or other dispositions of a majority of the Trustees (in which case no shareholder authorization would be required by the Declaration of Trust, but may be required in certain cases under the 1940 Act). The Declaration of Trust also requires the affirmative vote or consent of holders of a majority of the Trustees and of holders of a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act) to authorize a conversion of the Trust from a closed-end to an open-end investment company. Also, the Declaration of Trust provides that the Trust may dissolve upon the vote of a majority of the Trustees and two-thirds of the Trust’s Shares.

The Trustees may from time to time grant other voting rights to shareholders with respect to these and other matters, certain of which are required by the 1940 Act.

The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. These provisions also provide, however, the advantage of potentially requiring persons seeking control of the Trust to negotiate with its management regarding the price to be paid and facilitating the continuity of the Trust’s investment objective and policies. The provisions of the Declaration of Trust described above could have the effect of discouraging a third party from seeking to obtain control of the Trust in a repurchase offer or similar transaction. The Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Trust and its shareholders.

The Declaration of Trust provides that shareholders will have the same limitation of personal liability extended to shareholders of private, for-profit corporations incorporated under the Delaware General Corporation Law.

For the purposes of calculating “a majority of the outstanding voting securities” under the Declaration of Trust, each class and series of the Trust will vote together as a single class, except to the extent required otherwise by the 1940 Act or the Declaration of Trust, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration of Trust, which is on file with the SEC.

The Board has determined that provisions with respect to the Board and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law (which does not mandate that shareholders have any particular right to vote upon) or the 1940 Act, are in the best interests of shareholders.

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TAX CONSIDERATIONS

The following discussion is a summary of the material U.S. federal income tax considerations applicable to us and to an investment in our Shares. This discussion is based on the provisions of the Code and the regulations of the U.S. Department of Treasury promulgated thereunder or “Treasury regulations,” each as in effect as of the date of this Prospectus. These provisions are subject to differing interpretations and change by legislative or administrative action and any change may be retroactive. This discussion does not constitute a detailed explanation of all U.S. federal income tax aspects affecting us and our shareholders and does not purport to deal with the U.S. federal income tax consequences that may be important to particular shareholders in light of their individual investment circumstances or to some types of shareholders subject to special tax rules, such as financial institutions, broker dealers, insurance companies, tax-exempt organizations, partnerships or other pass-through entities, persons holding our Shares in connection with a hedging, straddle, conversion or other integrated transaction, shareholders subject to the alternative minimum tax, shareholders who received our Shares as compensation, non-U.S. shareholders (as defined below) engaged in a trade or business in the United States, persons who have ceased to be U.S. citizens or to be taxed as resident aliens or individual non-U.S. shareholders present in the United States for 183 days or more during a taxable year. This discussion also does not address any tax laws other than the U.S. federal income tax laws, such as U.S. federal estate or gift tax or foreign, state or local tax. This discussion assumes that our shareholders hold their Shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). No ruling has been or will be sought from the IRS regarding any matter discussed herein.

A “U.S. shareholder” is a beneficial owner of Shares of that is for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;
•	a corporation created or organized in or under the laws of the United States, any state therein or the District of Columbia;
•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•	a trust if a court within the United States is able to exercise primary jurisdiction over the administration of the trust and one or more U.S. persons have authority to control all substantial decisions of the trust.

A “non-U.S. shareholder” means a beneficial owner of Shares that is for U.S. federal income tax purposes not a U.S. shareholder and not an entity taxed as a partnership.

If a partnership or other entity classified as a partnership, for U.S. federal income tax purposes, holds our Shares, the U.S. tax treatment of the partnership and each partner generally will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. A partnership considering an investment in our Shares should consult its own tax advisors regarding the U.S. federal income tax consequences of the acquisition, ownership and disposition of Shares by the partnership.

Taxation of the Trust

We intend to elect to be treated and to qualify each year as a RIC under the Code. Our status as a RIC enables us to deduct qualifying distributions to our shareholders, so that we will be subject to corporate-level U.S. federal income taxation only in respect of income and gains that we retain and do not distribute.

To maintain our status as a RIC, we must, among other things:

•	derive in each taxable year at least 90% of our gross income from dividends, interest, gains from the sale or other disposition of stock or securities and other specified categories of investment income, or the “90% Gross Income Test”; and
•	maintain diversified holdings (or the “Diversification Tests”) so that, subject to certain exceptions and cure periods, at the end of each quarter of our taxable year:
•	at least 50% of the value of our total gross assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and “other securities,” provided that such “other securities” shall not include any amount of any one issuer, if our holdings of such issuer are greater in value than 5% of our total assets or greater than 10% of the outstanding voting securities of such issuer, and
•	no more than 25% of the value of our assets may be invested in securities of any one issuer, the securities of any two or more issuers that are controlled by us and are engaged in the same or similar or related trades or businesses (excluding U.S. government securities and securities of other RICs), or the securities of one or more “qualified publicly traded partnerships.”

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To maintain our status as a RIC, we must distribute (or be treated as distributing) in each taxable year dividends for tax purposes of an amount equal to at least 90% of our investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gains over net long-term capital losses, as well as other taxable income, excluding any net capital gains reduced by deductible expenses) and 90% of our net tax-exempt income for that taxable year, or the “Annual Distribution Requirement”. As a RIC, we generally will not be subject to corporate-level U.S. federal income tax on our investment company taxable income and net capital gains that we distribute to shareholders. In addition, to avoid the imposition of a nondeductible 4% U.S. federal excise tax, we must distribute (or be treated as distributing) in each calendar year an amount at least equal to the sum of:

•	98% of our net ordinary income, excluding certain ordinary gains and losses, recognized during a calendar year;

•	98.2% of our capital gain net income, adjusted for certain ordinary gains and losses, recognized for the twelve-month period ending on October 31 of such calendar year; and

•	100% of any income or gains recognized, but not distributed, in preceding years.

While we intend to make distributions in sufficient amounts to avoid imposition of this 4% U.S. federal excise tax, we may not be successful in avoiding entirely the imposition of this tax. In that case, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

We are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the nature of our portfolio and/or (2) requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or to avoid the 4% U.S. federal excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally ordinary income plus the excess of net short-term capital gains over net long-term capital losses). If our expenses in a given year exceed investment company taxable income, we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our shareholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

Trust Investments

Certain of our investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of shares or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% Gross Income Test. We monitor our transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and to prevent disqualification of us as a RIC but there can be no assurance that we will be successful in this regard.

Debt Instruments. In certain circumstances, we may be required to recognize taxable income prior to when we receive cash. For example, if we hold debt instruments that are treated under applicable tax rules as having OID (such as debt instruments with an end-of-term payment and/or PIK interest payment or, in certain cases, increasing interest rates or issued with warrants), we must include in taxable income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any OID accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our shareholders in order to satisfy the Annual Distribution Requirement and to avoid the 4% U.S. federal excise tax, even though we will not have received any corresponding cash amount.

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Foreign Investments. In the event we invest in foreign securities, we may be subject to withholding and other foreign taxes with respect to those securities. We do not expect to satisfy the requirement to pass through to our shareholders their share of the foreign taxes paid by us.

Foreign Currency Transactions. Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time we accrue income or other receivables or accrue expenses or other liabilities denominated in a foreign currency and the time we actually collect such receivables or pay such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt instruments and certain other instruments denominated in a foreign currency, gains or losses attributable to fluctuations if the value of the foreign currency between the date of acquisition of the instrument and the date of disposition also are treated as ordinary gain or loss. These currency fluctuations related gains and losses may increase or decrease the amount of our investment company taxable income to be distributed to our shareholders as ordinary income.

Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC and if certain cure provisions described below are not available, we would be subject to tax on all of our taxable income (including our net capital gains) at regular corporate rates. We would not be able to deduct distributions to shareholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to our shareholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate shareholders would be eligible to claim a dividend received deduction with respect to such dividend; non-corporate shareholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s tax basis and any remaining distributions would be treated as a capital gain. If we fail to qualify as a RIC for a period greater than two consecutive taxable years, to qualify as a RIC in a subsequent year we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next ten years.

The remainder of this discussion assumes that we will qualify as a RIC for each taxable year.

Taxation of U.S. Shareholders

Distributions by us generally are taxable to U.S. shareholders as ordinary income or capital gains. Distributions from our investment company taxable income (consisting generally of net ordinary income, net short-term capital gain, and net gains from certain foreign currency transactions) generally will be taxable to U.S. shareholders as ordinary income to the extent made out of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional Shares. To the extent such distributions paid by us to noncorporate shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations and if certain holding period requirements are met, such distributions generally will be treated as qualified dividend income and eligible for a reduced maximum U.S. federal tax rate of 20%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum U.S. federal tax rate. Distributions generally will not be eligible for the dividends received deduction allowed to corporate shareholders.

Distributions of our net capital gain (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. shareholder as long-term capital gains (currently at a maximum U.S. federal tax rate of 20%) in the case of individuals, trusts or estates, regardless of the U.S. shareholder’s holding period for his, her or its Shares and regardless of whether paid in cash or reinvested in additional Shares. Distributions in excess of our earnings and profits first will reduce a U.S. shareholder’s adjusted tax basis in such shareholder’s Shares and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. shareholder. Shareholders receiving dividends in newly issued Shares will be treated as receiving a distribution equal to the value of the Shares received and should have a cost basis of such amount.

Although we currently intend to distribute any net long-term capital gains at least annually, we may in the future decide to retain some or all of our net long-term capital gains but designate the retained amount as a “deemed distribution”. In that case, among other consequences, we will pay tax on the retained amount, each U.S. shareholder will be required to include their share of the deemed distribution in income as if it had been distributed to the U.S. shareholder and the U.S. shareholder will be entitled to claim a credit equal to their allocable share of the tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. shareholder’s tax basis for their Shares. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual shareholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. shareholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a shareholder’s liability for U.S. federal income tax. A shareholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our shareholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution”.

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Any dividends declared by us in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month, which are actually paid during January of the following calendar year, will be treated as if paid by us and received by such shareholders on December 31 of the previous calendar year. In addition, we may elect to relate any undistributed investment company taxable income or net capital gains eligible for distribution as a dividend back to our immediately prior taxable year if we:

•	declare such dividend prior to the earlier of the 15th day of the ninth month following the close of that taxable year, or any applicable extended due date of our U.S. federal corporate income tax return for such prior taxable year;

•	distribute such amount in the 12-month period following the close of such prior taxable year; and

•	make an election in our U.S. federal corporate income tax return for the taxable year in which such undistributed investment company taxable income or net capital gains were recognized.

Any such election will not alter the general rule that a U.S. shareholder will be treated as receiving a dividend in the taxable year in which the dividend is distributed, subject to the October, November or December dividend declaration rule discussed immediately above. If an investor purchases Shares shortly before the record date of a distribution, the price of the Shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of its investment.

Dividend Reinvestment Plan. Under the dividend reinvestment plan, if a U.S. shareholder owns Shares registered in its own name, the U.S. shareholder will have all cash distributions automatically reinvested in additional Shares unless the U.S. shareholder opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan”. Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. shareholder. The U.S. shareholder will have an adjusted basis in the additional Shares purchased through the plan equal to the amount of the reinvested distribution. The additional Shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. shareholder’s account.

Dispositions. A U.S. shareholder generally will recognize gain or loss on the sale, exchange or other taxable disposition of Shares in an amount equal to the difference between the U.S. shareholder’s adjusted basis in the Shares disposed of and the amount realized on their disposition. Generally, gain recognized by a U.S. shareholder on the disposition of Shares will result in capital gain or loss to a U.S. shareholder and will be a long-term capital gain or loss if the Shares have been held for more than one year at the time of sale. Any loss recognized by a U.S. shareholder upon the disposition of Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by the U.S. shareholder. A loss recognized by a U.S. shareholder on a disposition of Shares will be disallowed as a deduction if the U.S. shareholder acquires additional Shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the Shares are disposed. In this case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss.

Repurchase or Tender Offers. In the event that a U.S. shareholder of Shares elects to tender the holder’s Shares and receive cash, the amount received on any such tender of Shares generally will be treated for U.S. federal income tax purposes as a payment in consideration for the sale of the Shares, rather than as a distribution. Any recognized gain or loss will generally be long-term capital gain or loss if the U.S. shareholder’s holding period with respect to the Shares exchanged for cash is more than one year at the time the redemption is consummated. Amounts received in connection with any such tender, however, will be treated as a distribution for U.S. federal income tax purposes if (i) the tender is “substantially equivalent to a dividend” (meaning that the U.S. shareholder’s percentage ownership in the Trust (including Shares the U.S. shareholder is deemed to own under certain constructive ownership rules) after the tender is not meaningfully reduced from what its percentage ownership in the Trust (including constructive ownership) was prior to the tender), (ii) the tender is not “substantially disproportionate” as to that U.S. shareholder (“substantially disproportionate” meaning, among other requirements, that the percentage of the Trust’s outstanding voting shares owned (including constructive ownership) immediately following the redemption is less than 80% of that percentage owned (including constructive ownership) by such holder immediately before the redemption) and (iii) the redemption does not result in a “complete termination” of the U.S. shareholder’s interest in the Trust (taking into account certain constructive ownership rules). If the U.S. shareholder had a relatively minimal interest in Shares and, taking into account the effect of tenders by other holders, its percentage ownership (including constructive ownership) in the Trust is reduced as a result of the redemption, such holder generally should be regarded as having a meaningful reduction in interest. For example, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction”. A U.S. shareholder should consult with its own tax advisors as to the tax consequences to it of any tender of its Shares.

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Tax Shelter Reporting Regulations. Under applicable Treasury regulations, if a U.S. shareholder recognizes a loss with respect to shares of $2 million or more for a non-corporate U.S. shareholder or $10 million or more for a corporate U.S. shareholder in any single taxable year (or a greater loss over a combination of years), the U.S. shareholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, U.S. shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. U.S. shareholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding. We are required in certain circumstances to backup withhold on taxable dividends or distributions paid to non-corporate U.S. shareholders who do not furnish us or the dividend-paying agent with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

Potential Limitation With Respect to Certain U.S. Shareholders on Deductions for Certain Fees and Expenses. Special tax rules will apply to certain shareholders if we are not treated as a “publicly offered regulated investment company.” In general, a publicly offered regulated investment company is one that, with respect to any particular taxable year, is either (1) continuously offered pursuant to a public offering (within the meaning of Section 4 of the Securities Act); (2) regularly traded on an established securities market; or (3) held by no fewer than 500 persons at all times during such taxable year. We expect to be treated as a “publicly offered regulated investment company” as a result of our Shares being continuously offered pursuant to a public offering. However, we cannot assure you that we will be treated as a publicly offered regulated investment company for all years. If we are not treated as a publicly offered regulated investment company for any calendar year, each U.S. shareholder that is an individual, trust or estate will be treated as having received a dividend from us in the amount of such U.S. shareholder’s allocable share of the Advisory Fees paid to our Adviser and certain of our other expenses for the calendar year, and these fees and expenses will be treated as miscellaneous itemized deductions of such U.S. shareholder. Miscellaneous itemized deductions generally are deductible by a U.S. shareholder that is an individual, trust or estate only to the extent that the aggregate of such U.S. shareholder’s miscellaneous itemized deductions exceeds 2% of such U.S. shareholder’s adjusted gross income for U.S. federal income tax purposes, are not deductible for purposes of the alternative minimum tax and are subject to the overall limitation on itemized deductions under the Code.

Taxation of Non-U.S. Shareholders

Whether an investment in Shares is appropriate for a non-U.S. shareholder will depend upon that person’s particular circumstances. An investment in Shares by a non-U.S. shareholder may have adverse tax consequences. Non-U.S. shareholders should consult their own tax advisors before investing in Shares.

Actual and Deemed Distributions; Dispositions. Distributions of our investment company taxable income to non-U.S. shareholders will generally be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current or accumulated earnings and profits even if they are funded by income or gains (such as portfolio interest, short-term capital gains or foreign-source dividend and interest income) that, if paid to a non-U.S. shareholder directly, would not be subject to withholding.

Non-U.S. shareholders generally are not subject to U.S. federal income tax on capital gains realized on the sale of our Shares or on actual or deemed distributions of our net capital gains. If we distribute our net capital gains in the form of deemed rather than actual distributions, a non-U.S. shareholder will be entitled to a federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. shareholder is not otherwise required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate non-U.S. shareholder, distributions (both actual and deemed) and gains realized upon the sale of our Shares that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable tax treaty). Accordingly, investment in Shares may not be appropriate for certain non-U.S. shareholders.

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Dividend Reinvestment Plan. Under our dividend reinvestment plan, if a non-U.S. shareholder owns Shares registered in its own name, the non-U.S. shareholder will have all cash distributions automatically reinvested in additional Shares unless it opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan”. If the distribution is a distribution of our investment company taxable income, is not designated by us as a short-term capital gains dividend or interest-related dividend and it is not effectively connected with a U.S. trade or business of the non-U.S. shareholder (or, if required by an applicable income tax treaty, is not attributable to a U.S. permanent establishment of the non-U.S. shareholder), the amount distributed (to the extent of our current or accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in Shares. The non-U.S. shareholder will have an adjusted basis in the additional Shares purchased through the plan equal to the amount reinvested. The additional Shares will have a new holding period commencing on the day following the day on which the Shares are credited to the non-U.S. shareholder’s account.

Backup Withholding. A non-U.S. shareholder who is a nonresident alien individual and who is otherwise subject to withholding of federal income tax, will be subject to information reporting, but may not be subject to backup withholding of federal income tax on taxable dividends or distributions if the non-U.S. shareholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form). Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

Foreign Account Tax Compliance

Under the Foreign Account Tax Compliance provisions of the U.S. Hiring Incentives to Restore Employment Act or “FATCA,” (i) beginning July 1, 2014, certain payments of U.S. source interest, dividends and other fixed or determinable annual or periodical gains, profits and income and (ii) beginning January 1, 2017, gross proceeds from the sale or disposition of property of a type that can produce U.S. source interest or dividends, together, “withholdable payments,” made to or through certain foreign entities may be subject to a 30% withholding tax. The 30% withholding tax will apply if withholdable payments are made (i) to or through “foreign financial institutions” (that are not otherwise exempt) that do not enter into an agreement with the IRS to report information with respect to accounts held by U.S. persons or (ii) to certain other foreign entities that do not provide information regarding whether their direct and indirect owners are U.S. persons.

Each prospective investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Fiscal Year and Tax Year

The Trust’s fiscal year will end on September 30. The Trust anticipates sending to shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made or as otherwise required by the 1940 Act.

The Trust’s tax year will end on September 30. After the end of each tax year of the Trust, each shareholder will receive a Form 1099 reporting income or gain.

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The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion, dated December 1, 2014

Preliminary Statement of Additional Information

FOREFRONT INCOME TRUST

COMMON SHARES OF BENEFICIAL INTEREST

The prospectus of Forefront Income Trust (the “Trust”), dated        , 2014 (the “Prospectus”) provides the basic information investors should know before investing. This Statement of Additional Information (“SAI”), which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with the Prospectus. You may request a copy of the Prospectus, this SAI and the Trust’s annual and semi-annual reports (when they become available) without charge by writing to the Trust, c/o Gemini Fund Services, LLC, the Trust’s transfer agent (the “Transfer Agent”), at 17605 Wright Street, Suite 2, Omaha, NE 68130, or calling 1-844-GET-FITX (1-844-438-3489). Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in the Prospectus.

This Statement of Additional Information is dated      , 2014.

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STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

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INVESTMENT RESTRICTIONS

The following are fundamental and non-fundamental policies of the Trust.

Fundamental Policies

The Trust has adopted the following policies as fundamental policies (unless otherwise noted), which may not be changed without the affirmative vote of the holders of a majority of the Trust’s outstanding voting securities. Under the 1940 Act, the “vote of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the Shares of the Trust represented at a meeting at which the holders of more than 50% of the Trust’s outstanding Shares are represented or (ii) more than 50% of the outstanding Shares of the Trust.

1.	The Trust may make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder and any applicable exemption therefrom, as amended or interpreted from time to time.

2.	The Trust may borrow money, except as prohibited under the 1940 Act, the rules and regulations thereunder and any applicable exemption therefrom, as amended or interpreted from time to time.

3.	The Trust may not issue senior securities, as such term is defined under the 1940 Act, the rules and regulations thereunder and any applicable exemption therefrom, as amended or interpreted from time to time, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemption therefrom, as amended or interpreted from time to time.

4.	The Trust will not concentrate its investments in any particular industry, other than the short-term business credit institution industry, as concentration is defined under the 1940 Act, the rules and regulations thereunder and any applicable exemption therefrom, as amended or interpreted from time to time, except that the Trust may invest without limitation in: (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (ii) tax-exempt obligations of state or municipal governments and their political subdivisions. For purposes of this fundamental policy, investments in securities of other investment companies are not deemed to be “investments in any particular industry.”

5.	The Trust may purchase or sell commodities and real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder and any applicable exemption therefrom, as amended or interpreted from time to time.

6.	The Trust may underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder and any applicable exemption therefrom, as amended or interpreted from time to time.

7.	The Trust shall make periodic repurchase offers for the Trust’s common shares of beneficial interest, $0.01 par value, pursuant to Rule 23c-3(b) under the 1940 Act; such repurchase offers will be made at periodic quarterly intervals; the repurchase request deadline will be the third Friday (or the preceding business day if such third Friday is not a business day) of each month in which such a repurchase offer ends; and the repurchase pricing date for such a repurchase offer shall occur no later than the fourteenth calendar day after such repurchase offer’s repurchase request deadline (or the next business day after such fourteenth calendar day if the fourteenth calendar day is not a business day).

The following descriptions of 1940 Act provisions may assist shareholders in understanding the above polices.

LENDING. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

BORROWING. The 1940 Act restricts an investment company from borrowing in excess of 33-1/3% of its total assets (including the amount borrowed, but excluding temporary borrowings not in excess of 5% of its total assets). Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a “senior security” within the meaning of Section 18(f) of the 1940 Act shall not be regarded as borrowings for the purposes of the Trust’s fundamental policies.

SENIOR SECURITIES. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. The 1940 Act generally prohibits a fund from issuing senior securities, although it provides allowances for certain borrowings and issuances of preferred shares and certain other investments, such as short sales, derivatives transactions, reverse repurchase agreements and firm commitment agreements, when such investments are collateralized or covered or with appropriate earmarking or segregation of assets to cover such obligations.

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CONCENTRATION. The SEC has defined concentration as investing 25% or more of an investment company’s total assets in any particular industry or group of industries, with certain exceptions such as with respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities or tax-exempt obligations of state or municipal governments and their political subdivisions. For purposes of the Trust’s concentration policy, the Trust may classify and re-classify companies in a particular industry and define and re-define industries, in any reasonable manner.

REAL ESTATE. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate, but does require that every investment company have a fundamental policy governing such investments. The Trust has adopted a fundamental policy that would permit direct investment in real estate. However, the Trust has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed by the Board without a shareholder vote. See “Investment Restrictions—Non-Fundamental Policies”.

Non-Fundamental Policies

The Trust observes the following policies, which are not deemed fundamental and which may be changed by the Board without a shareholder vote.

1.	The Trust may not borrow money (i) in an amount exceeding 33-1/3% of the value of its total assets (including the amount borrowed, but excluding temporary borrowings not in excess of 5% of its total assets) and (ii) other than from a bank, provided that investment strategies that require the Trust to cover a position by segregating assets or entering into an offsetting position shall not be subject to this limitation.

2.	The Trust may not lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

3.	The Trust may not invest in unmarketable interests in real estate limited partnerships. The Trust may not purchase or sell or invest directly in, real estate unless acquired as a result of its ownership in securities or other investments or except pursuant to the exercise of its rights under loan agreements related to its investments or to the extent that its investments in Senior Loans or bank loans may be considered to be investments in real estate. For the avoidance of doubt, the foregoing policy does not prevent the Trust from, among other things, purchasing marketable securities of companies that deal in real estate or interests therein (including REITs).

4.	The Trust may purchase or sell financial and physical commodities, commodity contracts based on (or relating to) financial or physical commodities and securities and derivative instruments whose values are derived from (in whole or in part) financial or physical commodities.

INVESTMENT OBJECTIVE, STRATEGIES AND TECHNIQUES

The following information supplements the discussion of the Trust’s investment objective, policies and approach that are described in the Prospectus.

Investment Objective

The Trust’s investment objective is to seek current income, primarily by investing in Fixed Income Securities. The Trust’s investment objective is not fundamental and can be changed by the Board without shareholder approval. There can be no assurance that the Trust will achieve its investment objective.

Investment Strategies

The Trust will invest substantially all of its assets in a portfolio of unrated or below-investment-grade-rated (commonly referred to as “junk” or high yield/high risk) loans and debt instruments with maturities of generally not more than three years, as well as, to a lesser extent, dividend yielding preferred securities, all of which will represent what the Advisor believes to be deep value opportunities, in that they will offer prospective returns that are high in proportion to their risks as assessed by the Advisor based on its fundamental analysis. A security may be sold if, in the opinion of the Advisor, there has been a change in the position’s fundamentals or relative value, or the risk and return profile has deteriorated, or the Advisor may wish to pursue more attractive investment alternatives.

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We expect to find investment opportunities in a variety of different industries, but we will concentrate at least 25% of our investments in the short-term business credit institution industry. We expect a substantial portion of our investments to take the form of individually sourced business loans, which will be individually and privately sourced, negotiated by the Trust’s Advisor and made directly by the Trust to the borrowing business. If there is an attractive opportunity, we may invest in smaller or larger companies.

The Trust expects its investments to be non-correlated to the equity markets and structured to have certain terms, protections and features that the Advisor believes may help mitigate the risks of the investment. Some of these features may include, but need not be limited to: senior secured investments, the collateralization of specific assets, personal guarantees, insurance guarantees, default penalties, restrictions concerning change in control, provisions based on financial performance and certain controls on mechanisms affecting operations.

A significant portion of the Trust’s investments will not trade on any exchange or in any dealer market and therefore will be considered illiquid, and any liquidity will generally only be available upon the maturity of a particular investment. By investing in Fixed Income Securities with maturities of generally not more than three years, and often with more frequent interest payments (e.g., monthly or quarterly) as compared to many other available investments, the Advisor believes that the Trust may be able to enhance the overall liquidity of the Trust’s portfolio.

The following is a brief summary of certain key aspects of the investment process that the Advisor intends to apply on behalf of the Trust:

•	Fundamental Analysis: The Advisor uses an asset-by-asset valuation approach to evaluate potential investments, with a focus on underlying cash flow projections, replacement costs and market-by-market supply/demand trends.

•	Opportunistic Value-Orientation Philosophy: The Advisor allocates capital to various Fixed Income Securities in various positions in the issuers’ and borrowers’ capital structures, seeking to provide the most attractive risk-adjusted returns.

•	Disciplined Investment Approach: The Advisor employs an extensive due diligence process with respect to each investment, while assessing the impact of certain potential downside scenarios.

•	Focused Investment Approach: The Advisor uses extensive research and operating knowledge to take positions that are focused on selected investments.

•	Analysis of Market and Business Cycles: The Advisor engages in ongoing analysis of world market and business cycles, as well as the underlying business fundamentals and investment environment relevant to each opportunity. The timing of the investment and its disposition may prove to be crucial factors in the ultimate success of a transaction.

Portfolio Composition

Under normal market conditions, the Trust’s investment policies will include investments in any combination of the following securities:

Asset-Backed Securities. The Trust may invest in debt obligations that are asset-backed securities. Asset-backed securities are a form of structured debt obligation. The collateral for these securities may include, but need not be limited to, such assets as: accounts receivable; contracts; hard assets such as property, plant and equipment; leases; loans; and intellectual property. Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities and certain asset-backed securities may not have the benefit of any security interest in the related assets. Additionally, there is the possibility that, in some cases, recoveries on the underlying collateral may not be available to support payments on the securities.

Senior Loans. Senior Loans hold the most senior position in the capital structure of a business entity or share the senior position with other senior debt securities of the borrower, are typically secured with specific collateral and have a claim on the assets and/or shares of the borrower that is senior to that held by subordinated debt holders and shareholders of the borrower. The Trust, as a direct lender to the borrower, assumes the credit risk of the borrower directly. Interest rates on Senior Loans are based on a base rate plus a premium spread over the base rate and the interest rates adjust periodically over set periods of time such as monthly, quarterly, semiannually or annually. Senior Loans may have certain protective contractual provisions that limit the activities of the borrower in order to protect lenders such as maintenance of minimum financial ratios, mandatory prepayments out of excess cash flows or restrictive covenants that limit dividend payments or borrower indebtedness. Senior Loans involve investment risk and certain borrowers will default on their Senior Loan payments. The risk of default may increase in the event of an economic downturn or a substantial increase in interest rates, all of which may have a negative effect on the Trust’s NAV. Senior Loans do not trade on any national securities exchange or automated quotation system and no active trading market exists for many Senior Loans. As a result, many Senior Loans are illiquid and the Trust may have more difficulty in certain cases of disposing of Senior Loans than it would have for other types of investments.

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Second Lien or Subordinated Loans. The Trust may invest in Second Lien or Subordinated Loans, which have many of the same general characteristics as Senior Loans except that such loans are second or third in lien priority rather than first. Second Lien Loans are second in priority of payment to one or more Senior Loans of the borrower and are typically secured by a second priority security interest or lien to or on specific collateral securing the borrower’s obligation under the loan interest. In the event of default on a Second Lien Loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Trust. Subordinated Loans or debt generally will rank lower in priority of payment to one or more Senior Loans and Second Lien Loans. Subordinated Loans typically are secured by a lower priority security interest or lien to or on specified collateral and the rights and protections under the loan are subordinate to the rights of the Senior Loan and Second Lien Loan holders. The cash flow of the borrower or collateral, if any, securing a Subordinated Loan may be insufficient to meet payments after giving effect to the Senior Loan and Second Lien Loan obligations of the borrower and the risk of loss to the Trust is greater than for higher priority loans. Because of the higher degree of investment risk, Subordinated Loans often pay interest at higher rates reflecting this additional risk.

Dividend Yielding Preferred Securities. The Trust may invest in dividend yielding preferred securities, sometimes referred to as traditional preferred securities, consisting of preferred shares issued by an entity taxable as a corporation. Traditional preferred securities generally pay fixed or adjustable rate dividends to investors and generally have “preference” over common shares in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on such preferred securities before paying any dividends on its common shares. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Preferred shareholders usually have no right to vote for corporate directors or on other matters. Shares of such preferred securities typically have a liquidation value that usually equals the original purchase price at the date of issuance. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case all accumulated dividends must be paid before any dividend on the common shares can be paid. The Trust does not envision investing in non-cumulative preferred securities. There is no assurance that dividends or distributions on the preferred securities in which the Trust invests will be declared or otherwise made payable.

The market value of preferred securities may be affected by favorable and unfavorable changes affecting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates. Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Trust’s holdings of higher rate-paying fixed rate preferred securities may be reduced and the Trust would be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Shares of Other Investment Companies. The Trust will take expenses into account when evaluating the merits of an investment in another investment company. The securities of other investment companies may be leveraged, in which case, if the Trust invests in such securities, any leverage risks to which the Trust would already be subject would be augmented by the leverage risks to which those securities were subject. As described in the Prospectus in the sections entitled “Investment Objective and Principal Investment Strategies—Leverage” and “Risk Factors,” the NAV and market value of leveraged securities will usually be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Other investment companies may have investment policies that differ from those of the Trust. To the extent the Trust invests in other investment companies, the Trust will be dependent upon the investment and research abilities of persons other than those employed by the Advisor.

Fixed Income Securities are subject to the risk of non-payment of interest, dividends and principal. Such non-payment would result in a reduction of income to the Trust, a reduction in the value of the investment and a potential decrease in the NAV of the Trust. There can be no assurance that the liquidation of any collateral securing any Fixed Income Securities would satisfy the debtor’s obligation in the event of non-payment of interest, dividends or principal, or that such collateral could be readily liquidated if at all. In the event of the default or bankruptcy of a debtor, the Trust could experience delays or limitations with respect to its ability to realize the benefits, if any, of the collateral securing the debtor’s Fixed Income Securities. The collateral securing Fixed Income Securities may lose all or substantially all of its value, including in the event of the default or bankruptcy of the debtor.

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Because a substantial portion of the Trust’s investments will be individually sourced and privately negotiated business loans, active trading markets are unlikely to exist for some or all of the Fixed Income Securities. The Trust anticipates that many of the Fixed Income Securities will not be rated by a rating agency, will not be registered with the SEC or any state securities commission and will not be listed on any securities exchange. The amount of public information available with respect to the Fixed Income Securities will generally be less extensive than that available for registered or exchange-listed securities. In the event the Fixed Income Securities are rated, they are likely to be rated below investment grade (commonly referred to as “junk” or high yield/high risk securities). In the event they are not rated, they are likely to be of a credit quality equivalent to below investment grade. The Advisor does not view ratings to be the determinative factor in their investment decisions and rely more upon their own investment analyses.

Fixed Income Securities that are rated below investment grade, or that are unrated but of an equivalent credit quality, involve greater risks of default and are more volatile than investment grade securities. Lower-rated securities are defined as securities rated below the fourth highest rating category used by a nationally recognized rating agency. Fixed income securities rated below investment grade (junk bonds) involve greater risks of default and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Lower-rated securities are more likely to react to developments affecting market and credit risk than more highly rated securities. When economic conditions appear to be deteriorating, lower quality securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Adverse economic developments can disrupt the market for high yield securities and severely affect the ability of issuers to service their debt obligations or to repay their obligations upon maturity, which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities. As a result, it may be more difficult for the Trust to sell these securities, or the Trust may only be able to sell the securities at prices lower than if the securities were highly liquid. Furthermore, the Trust may experience difficulty in valuing certain securities at certain times. Under these circumstances, prices realized upon the sale of such lower-rated securities may be less than the prices used in calculating the Trust’s NAV.

Other Investment Policies

The Trust may invest in U.S. dollar and non-U.S. dollar denominated securities of issuers located anywhere in the world outside the United States (“Non-U.S. Securities”). Such investments could result in the Trust incurring losses as a result of the imposition of exchange controls, the suspension of settlements or the inability of the Trust to deliver or receive a specified currency on a specified date. Non-U.S. Securities may be less liquid and more volatile than securities of comparable U.S. issuers. Similarly, there is generally less liquidity in many foreign securities markets than in the United States markets and, at times, greater price volatility than in the United States markets. The U.S. dollar may appreciate against the non-U.S. currencies in which the Trust’s Non-U.S. Securities are denominated. Additional risks to which the Trust may be subject if it invests in Non-U.S. Securities include possible adverse political, social and economic developments, seizure or nationalization of foreign deposits and the adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest, including to investors located outside the country, whether from currency blockage or otherwise.

The Trust may also invest in emerging market issuers, which may involve additional risks compared to investing in the securities of U.S. issuers or in the Non-U.S. Securities of issuers in developed foreign countries. These emerging market securities may include, without limitation, the securities of: (a) supranational entities; (b) foreign corporate or similar issuers; and (c) businesses that generate significant profits from emerging market countries. Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. There will be no minimum rating criteria for the Trust’s investments in such securities. Issuers of these securities may be subject to risks that do not apply to issuers in more developed countries. Less information about the issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices. The economies of emerging market countries may grow at slower rates than expected or may be more prone to downturns or recessions.

The Trust may depart from its principal investment strategies in response to adverse market, economic or political conditions. The Trust may take a temporary defensive position and invest all or a substantial portion of its total assets in cash or cash equivalents, government securities or similar investments. The Trust would not be pursuing its investment objective in these circumstances, could miss favorable market developments and may not achieve its investment objective.

Pending the investment of assets in accordance with the Trust’s principal investment strategies, or in order to maintain a certain degree of liquidity, including in connection with the Trust’s repurchase offers, the Trust may invest its assets in liquid, investment grade debt securities, listed preferred stock, money market funds, U.S. Treasury and agency securities, municipal bonds, bank accounts and similar investments.

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Many of the considerations entering into the investment recommendations and decisions of the Advisor are subjective.

Risk Management Techniques

In addition to the investment strategies described above, the Trust may, but is not required to, engage in various other “Risk Management Transactions” described below, including without limitation derivatives transactions, for hedging and risk management purposes. Such Risk Management Transactions are commonly used in modern portfolio management and are regularly used by many mutual funds, closed-end funds and other institutional investors. Although the purpose of engaging in Risk Management Transactions would be to further the Trust’s investment objective, no assurance can be given that this will be successful.

The Trust may purchase and sell derivative instruments, such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income and interest rate indices and other financial instruments (see “Risk Factors” below). The Trust may use Risk Management Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the value of securities held in or to be purchased for the Trust’s portfolio, protect the value of the Trust’s portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Trust, protect against changes in currency exchange rates or manage the effective maturity or duration of the Trust’s portfolio.

Risk Management Transactions have risks, including the imperfect correlation between the value of the instruments invested in and the underlying assets, the possible default of other parties to the transactions and the illiquidity of the instruments.

Furthermore, the ability to successfully use Risk Management Transactions depends on the Advisor’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of Risk Management Transactions may result in losses that would not have been experienced if the transactions had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment or may cause the Trust to hold a security that it might otherwise sell. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Risk Management Transactions will not otherwise be available to the Trust for investment purposes.

Use of Options

The Trust may purchase and write (i.e., sell) put and call options on securities, securities indices, interest rates and currencies, as the Advisor determines to be appropriate, for hedging and risk management purposes. For example, the Trust may purchase or write options on particular securities to protect against a decline in the market value of those securities, which it holds in its portfolio, or to anticipate an increase in the market value of securities that it may purchase in the future; and the Trust may purchase and write put and call options on foreign currencies to manage its exposure to foreign currency exchange rates.

A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. Options on interest rates and currencies operate in a similar manner. Options on indices also operate similarly, except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is (in the case of call options) greater than or (in the case of put options) less than the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. In addition, in the case of options on indices, settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

The market value of an option generally reflects the market price of the underlying asset. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying asset and the time remaining until the expiration date of the option.

A purchaser of put and call options pays a premium for such options. When a party writes an option, if the underlying securities do not increase or decrease, as applicable, to a price level that would make the exercise of the option profitable to the holder thereof, the option will generally expire without being exercised and the party will realize as profit the premium received for such option. When a call option of which a party is the writer is exercised, the writer will be required to sell the underlying securities to the option holder at the strike price and will not participate in any increase in the price of such securities above the strike price. When a put option of which a party is the writer is exercised, the party will be required to purchase the underlying securities at a price in excess of the market value of such securities. If price movements in the underlying assets are such that exercise of the options would not be profitable, loss of the premium paid may be offset by an increase in the value of the securities or by a decrease in the cost of acquisition of securities.

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At the time of writing a call option, a party may cover the option by owning, among other things: (i) the underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate or currency; (ii) a call option on the same security or index with the same or lesser exercise price; (iii) a call option on the same security, index or currency with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; (iv) cash or liquid securities equal to at least the market value of the optioned securities, interest rate or foreign currency; or (v) in the case of an index, the portfolio of securities that corresponds to the index. At the time of writing a put option, the party may cover the put option by, among other things: (i) entering into a short position in the underlying security; (ii) purchasing a put option on the same security, index, interest rate or foreign currency with the same or greater exercise price; (iii) purchasing a put option on the same security, index, interest rate or foreign currency with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or (iv) maintaining the entire exercise price in liquid securities.

The initial purchase (or sale) of an option contract is an “opening transaction”. In order to close out an option position, the transacting party may enter into a “closing transaction,” which is simply the sale (or purchase) of an option contract on the same asset with the same exercise price and expiration date as the option contract originally opened. If a transacting party is unable to effect a closing purchase transaction with respect to an option it has written, it will be unable to sell the underlying asset until the option expires or the asset is delivered upon exercise.

Options may be purchased and written on an exchange or over-the-counter. Over-the-counter options (“OTC options”) differ from exchange-traded options in several respects. First, OTC options are transacted directly with dealers and not with a clearing corporation and therefore entail the risk of non-performance by the dealer. In addition, OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.

A party may write “covered” call options on securities in an attempt to provide a partial hedge to another of the party’s positions. The writing of covered call options is a more conservative investment technique than writing of naked or uncovered options. When the party writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the party retains the risk of loss from a decline in the value of the underlying security during the option period. Although the party may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the party. If such an option expires unexercised, the party realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the party.

Leverage

The Trust will not borrow money (except for temporary purposes only in compliance with Section 18 of the 1940 Act, meaning in an amount not exceeding 5% of total assets, repaid within 60 days and not extended or renewed) or issue debt or preferred securities during its first 12 months of operations and currently does not foresee doing any of the foregoing at any time; however, subject to the limitations imposed by the 1940 Act, the Trust is authorized to borrow from banks, issue debt and preferred securities and enter into certain portfolio transactions that may give rise to leverage.

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The Declaration of Trust authorizes the Trust, without the prior approval of shareholders, to incur leverage up to the limitations imposed by the 1940 Act. As a result, the Trust may borrow money from a bank or issue debt securities in amounts of up to 33-1/3% of the value of its total assets at the time of such borrowings. In this connection, the Trust would issue notes or other evidence of indebtedness (including in respect of bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting the Trust’s assets to security interests. In connection with such borrowings, the Trust may be required to maintain minimum average balances with the lender or pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, immediately after any such borrowings, the Trust must have an “asset coverage” of at least 300%. With respect to such borrowings, asset coverage means the ratio which the value of the total assets of the Trust, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of indebtedness represented by senior securities issued by the Trust. The Trust may also engage in certain portfolio transactions and investment strategies and techniques that may give rise to a form of leverage. Such transactions will not be considered borrowings so long as they are collateralized or covered by entering into offsetting transactions or segregating or earmarking liquid securities on the books of the Trust as required by the 1940 Act. To the extent that the Trust does not segregate liquid assets or otherwise collateralize or cover its obligations under such transactions, such transactions will be treated as senior securities representing indebtedness for purposes of the requirement that the Trust have an asset coverage of at least 300%. The Trust may also incur leverage through the issuance of preferred shares, provided it maintains an asset coverage of at least 200% under the applicable terms of the 1940 Act. However, the Trust has no current intention of issuing any preferred securities.

The Trust may borrow money to purchase portfolio securities and for portfolio management purposes. The Trust may also borrow money for other lawful purposes, including administrative purposes, such as (a) repurchasing Shares of the Trust in the event the Trust has no available cash or immediately available liquid investments as the time of a repurchase, (b) paying fees and expenses and (c) meeting distribution requirements for eligibility to be treated as a RIC under circumstances that would otherwise result in the liquidation of investments. The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of distributions and the settlement of securities transactions when timing might otherwise require detrimental dispositions of Trust securities.

The Advisor and the Trust’s Board will regularly review the Trust’s use of leverage.

Any leverage incurred by the Trust would generally have complete priority over the Trust’s Shares upon the distribution of assets. The timing of any leverage and the terms of the leverage would be determined by the Advisor. The terms of any leverage may contain provisions that limit certain activities of the Trust, including the payment of distributions to common shareholders or others in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant lenders and holders of preferred shares certain voting rights in the event of a default in the payment of interest on or repayment of principal. In the event that any such provisions would impair the Trust’s status as a RIC under Subchapter M of the Internal Revue Code, the Trust intends to repay the leverage.

Certain types of borrowings may result in the Trust being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Generally, covenants to which the Trust may be subject include affirmative covenants, negative covenants, financial covenants and investment covenants. An example of an affirmative covenant would be one that requires the Trust to send its annual audited financial reports to the lender. An example of a negative covenant would be one that prohibits the Trust from making any amendments to its fundamental policies. An example of a financial covenant would be one that would require the Trust to maintain a 3:1 asset coverage ratio. An example of an investment covenant would be one that would require the Trust to limit its investment in a particular asset class. The Trust may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for any debt securities or preferred shares issued by the Trust. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Advisor from managing the Trust’s portfolio in accordance with the Trust’s investment objective and policies.

Leverage creates risks for common shareholders, including the likelihood of greater volatility of NAV and the market price of the Shares and the risk that fluctuations in interest rates on borrowings and debt or in the dividend rates on any preferred shares may affect the return to the common shareholders or result in fluctuations in the distributions paid on the Shares. To the extent total return exceeds the cost of leverage, the Trust’s return will be greater than if leverage had not been used. Conversely, if the total return derived from securities purchased with Trusts received from the use of leverage is less than the cost of leverage, the Trust’s return will be less than if leverage had not been used and therefore the amount available for distribution to common shareholders as distributions and other distributions will be reduced. In the latter case, the Advisor in its best judgment nevertheless may determine to maintain the Trust’s leveraged position if it expects that the benefits to the common shareholders of maintaining the leveraged position will outweigh the current reduced return. Under normal market conditions, the Trust anticipates that it will be able to invest the proceeds from leverage at a higher rate of return than the costs of leverage, which would enhance returns to common shareholders. However, this cannot be assured.

Section 18 of the 1940 Act requires certain actions by the Trust if its asset coverage falls below certain levels. Under the 1940 Act (and as more specifically set forth in the 1940 Act), the Trust is not permitted to issue indebtedness represented by senior securities (as defined in the 1940 Act) unless immediately after such issuance the value of the Trust’s total assets, less all liabilities and indebtedness of the Trust not represented by senior securities, is at least 300% of the amount of senior securities representing indebtedness. In addition, the Trust is not permitted to declare any cash dividend or other distribution on its Shares unless, at the time of such declaration, the Trust’s asset coverage is at least 300% of such indebtedness. If it issues indebtedness represented by senior securities, the Trust intends, to the extent possible, to purchase or redeem such securities from time to time to the extent necessary in order to maintain the asset coverage described above. In addition, as a condition to obtaining ratings on any such securities, the terms of any such securities would likely have to include more stringent asset coverage provisions, which would require the redemption of any such securities in the event of noncompliance by the Trust and might also prohibit distributions on the Shares in such circumstances. In order to make any such purchases or redemptions, the Trust may have to liquidate portfolio securities. Such purchases, redemptions and liquidations would cause the Trust to incur transaction costs and could result in capital losses to the Trust. Prohibitions on distributions on the Shares could impair the Trust’s ability to qualify as a RIC under Subchapter M of the Internal Revenue Code. In the event that, twelve months after the issue of indebtedness represented by senior securities, the Trust fails to have an asset coverage of at least 100%, holders of any such securities would be entitled to elect a majority of the Trustees of the Trust. In the event that, twenty-four months after the issue of indebtedness represented by senior securities, the Trust fails to have an asset coverage of at least 100%, an event of default would be deemed to have occurred.

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In addition, under Section 18 of the 1940 Act (and as more specifically set forth in the 1940 Act), the Trust is not permitted to issue preferred shares unless immediately after such issuance the value of the Trust’s total assets, less all liabilities and indebtedness of the Trust not represented by senior securities, is at least 200% of the involuntary liquidation preference of the Trust’s preferred shares plus the amount of senior securities representing indebtedness. In addition, the Trust is not permitted to declare any cash dividend or other distribution on its Shares unless, at the time of such declaration, the Trust’s asset coverage is at least 200% of such liquidation value plus such indebtedness. If it issues preferred shares, the Trust intends, to the extent possible, to purchase or redeem preferred shares from time to time to the extent necessary in order to maintain the asset coverage described above. In addition, as a condition to obtaining ratings on any preferred shares, the terms of any such preferred shares would likely have to include more stringent asset coverage provisions, which would require the redemption of any such preferred shares in the event of noncompliance by the Trust and might also prohibit distributions on the Shares in such circumstances. In order to make any such purchases or redemptions, the Trust may have to liquidate portfolio securities. Such purchases, redemptions and liquidations would cause the Trust to incur transaction costs and could result in capital losses to the Trust. Prohibitions on distributions on the Shares could impair the Trust’s ability to qualify as a RIC under the Code. If the Trust has any preferred shares outstanding, two of the Trust’s Trustees will be elected by the holders of any such preferred shares as a class. The remaining Trustees of the Trust will be elected by common shareholders and any holders of preferred shares voting together as a single class. In the event the Trust fails to pay distributions on any preferred shares for two years, holders of any such preferred shares would be entitled to elect a majority of the Trustees of the Trust.

There can be no assurance that any leveraging strategy pursued by the Trust will successfully contribute to the Trust’s investment objective or that any such strategy will not reduce returns and degrade Trust performance.

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MANAGEMENT

Board of Trustees

The Board of the Trust has overall responsibility for monitoring the Trust’s investment program and its management and operations. Each member of the Board shall hold office until the next meeting of shareholders called for the purpose of considering the election of Trustees.

Biographical Information

Interested Trustees

Our interested Trustees are Trustees who are “Interested Persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Trust.

Name, Age, Address(a)	Positions with Company	Term of Office, Length of Service	Principal Occupations, Past Five Years	Number of Funds in the Fund Complex(b) Overseen by Trustee	Other Public Directorships Held by Trustee , Past Five Years
Bradley Reifler, 54	Interested Trustee(c), Chairman of the Board of Trustees, President, Chief Executive Officer(d), Portfolio Manager	Commenced August 2014 for an indefinite term of office.	Since 2009, founder and Chief Executive Officer, Forefront Capital group, and Chief Executive Officer, Forefront Capital Management LLC. From 1995 to 2008, founder and Chief Executive Officer, Pali Capital Inc.	1	None
David Wasitowski, 49	Interested Trustee(c) Chief Financial Officer, Chief Accounting Officer, Chief Compliance Officer(d), Treasurer, Portfolio Manager	Commenced August 2014 for an indefinite term of office.	Since 2009, President and Chief Financial Officer, Forefront Capital Markets, LLC, and Chief Operating Officer and Chief Financial Officer, Forefront Capital Management LLC. From 2003 to 2008, member of Pali Capital Inc.’s executive management team.	1	None

(a) The address of each Trustee and officer is in care of the Trust at 590 Madison Ave, 34th Floor, New York, NY 10022.

(b) The term “Fund Complex” refers to the Trust and no other funds.

(c) Each of Messrs. Reifler and Wasitowski is an “Interested Person” by virtue of his position as an officer of the Trust.

(d) Each of Messrs. Reifler and Wasitowski is also an officer of the Advisor and a member of the Advisor’s Investment Committee and Valuation Committee.

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Independent Trustees

Our independent Trustees are Trustees who are not “Interested Persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Trust.

Name, Age, Address(a)	Positions with Company	Term of Office, Length of Service	Principal Occupations, Past Five Years	Number of Funds in the Fund Complex(b) Overseen by Trustee	Other Public Trusteeships Held by Trustee, Past Five Years
Vikram Kuriyan, Ph.D., CFA, 49	Independent Trustee, Chairman of the Audit Committee	Commenced August 2014 for an indefinite term of office.	Since 2010, various positions at the Indian School of Business, including Director of the Investment Laboratory and faculty member; from 2000-2009, various positions at Bank of America, including Chairman of the Global Asset Allocation Committee and global head of Quantitative Strategies for the bank’s asset management division; from 1998-1999, managing director of Simplex Capital, an arbitrage and principal investing fund in Tokyo; and from 1996-1997, global head of complex derivatives in the commodities group at Merrill Lynch.	1	Independent director, TVS Capital Funds; member of the China-India advisory council of the CFA Institute.
James McKay, 61	Independent Trustee	Commenced August 2014 for an indefinite term of office.	Since 2014, Trustee, and from 2009-2013, General Partner of and director of commercial credit lending, Imperium Partners Group; from 2006-2008, group President, New Stream Commercial Finance, LLC; from 2003-2004, President, Banc of America Leasing; from 1981-2003, various positions at General Electric, including President, GE Capital Business Credit and Managing Director, GE’s Capital Commercial Finance Group.	1	Board member and past chairman, Work First Foundation.

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Nicholas Mitsakos, 55	Independent Trustee, Lead Independent Trustee	Commenced August 2014 for an indefinite term of office.	Since 1989, Trustee, Chairman and Chief Executive Officer, Arcadia Holdings, Inc., a global, diversified holding company that owns public securities, majority-owned subsidiaries, and minority interests in various businesses. Since 2002, advisor to and Managing Director of London-based Sardis Capital. Since 1995 advisor to Templeton International, Franklin Templeton and Janus.	1	Has served on the boards of over twenty five companies; currently, Board member, Center for Cerebral Palsy, UCLA Medical School; board member, Rehabilitation Hospital, Honolulu, HI.

(a) The address of each Trustee and officer is in care of the Trust at 590 Madison Ave, 34th Floor, New York, NY 10022.

(b) The term “Fund Complex” refers to the Trust and no other funds.

The Trustees were selected to join the Board based upon the following, as to each Trustee: such person’s character and integrity; such person’s service as a member of other boards of directors; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Messrs. Reifler and Wasitowski, his status as not being an “interested person” as defined in the 1940 Act; and, as to each of Messrs. Reifler and Wasitowski, his role with the Advisor and its affiliates. No factor, by itself, was controlling. References to the qualifications, attributes and skills of the Trustees are pursuant to requirements of the SEC, do not constitute the holding out of the Board or any Trustee as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Responsibilities of the Board of Trustees

The Board is responsible for directing the management of the business and affairs of the Trust. The Trustees oversee the Trust’s operations by, among other things, meeting at its regularly scheduled meetings and as otherwise needed with the Trust’s management and evaluating the performance of the Trust’s service providers including without limitation the Advisor, the Distributor, the Administrator, the Compliance Services Provider, the Custodian and the Transfer Agent. As part of this process, the Trustees consult with the Trust’s independent auditors and with the Trust’s legal counsel.

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The Trustees review the Trust’s financial statements and performance, as well as the quality of the services being provided to the Trust. As part of this process, the Trustees review the Trust’s fees and expenses in light of the nature, quality and scope of the services being received while also seeking to ensure that the Trust continues to have access to high quality services in the future.

The Board anticipates that it will hold four regularly scheduled meetings each year; additional meetings may be scheduled as needed. The Board has an Audit Committee that meets periodically and whose responsibilities are described below. The Board may in its discretion from time to time establish additional committees, including ad hoc committees.

Each Trustee expects to attend at least 75% of the aggregate number of meetings of the Board and the committees on which he or she serves. The Trust does not have a formal policy regarding attendance by Trustees at meetings of shareholders.

Bradley Reifler serves as Chairman of the Board. Nicholas Mitsakos serves as Lead Independent Trustee. The Chairman develops agendas for Board meetings in consultation with the Lead Independent Trustee and presides at all meetings of the Board. The Lead Independent Trustee, among other things, chairs executive sessions of the Independent Trustees, serves as a spokesperson for the Independent Trustees and serves as a liaison between the Independent Trustees and the Trust’s management between Board meetings. The Independent Trustees regularly meet outside the presence of management and if, and when they consider it necessary and appropriate to the exercise of their duties may be advised by independent legal counsel.

The Board has determined that its leadership structure, as described above, is appropriate in light of the size and complexity of the Trust, the number of Independent Trustees (who constitute a majority of the Board’s membership) and the Board’s general oversight responsibility. The Board also believes that its leadership structure not only facilitates the orderly and efficient flow of information to the Independent Trustees from management, including the Advisor, but also enhances the ability of the Independent Trustees to exercise their responsibilities in an orderly and efficient manner.

Audit Committee

The Trust’s Audit Committee is composed entirely of all of the Independent Trustees. The members of the Audit Committee are Vikram Kuriyan, James McKay and Nicholas Mitsakos. Mr. Kuriyan serves as the Chair of the Audit Committee. The Audit Committee has, as its primary purpose, oversight responsibility with respect to: (a) the adequacy of the Trust’s accounting and financial reporting processes, policies and practices; (b) the integrity of the Trust’s financial statements and the independent audit thereof; (c) the adequacy of the Trust’s overall system of internal controls and, as appropriate, the internal controls of certain service providers; (d) the Trust’s compliance with certain legal and regulatory requirements; (e) determining the qualification and independence of the Trust’s independent auditors; and (f) the Trust’s internal audit function, if any. The Trust’s Board of Trustees adopted an Audit Committee Charter at its organizational meeting.

Risk Oversight

The Board’s role in risk oversight of the Trust reflects its responsibility under applicable state law to oversee generally, rather than to manage, the business and affairs of the Trust. In line with this oversight responsibility, the Board receives reports and makes inquiry at its regular meetings and as needed regarding the nature and extent of significant Trust risks (including investment, compliance, valuation and other risks) that potentially could have a materially adverse impact on the business operations, investment performance or reputation of the Trust, but relies upon the Trust’s management (including the Trust’s Advisor) and Chief Compliance Officer, who reports directly to the Board, to assist it in identifying and understanding the nature and extent of such risks and determining whether and to what extent, such risks may be eliminated or mitigated. In addition to reports and other information received from Trust management and the Advisor regarding the Trust’s investment program and activities, the Board as part of its risk oversight efforts meets at its regular meetings and as needed with the Trust’s Chief Compliance Officer to discuss, among other things, risk issues and issues regarding the policies, procedures and controls of the Trust. The Board may be assisted in performing aspects of its role in risk oversight by the Audit Committee and such other standing or special committees as may be established from time to time by the Board. For example, the Audit Committee of the Board regularly meets with the Trust’s independent public accounting firm to review, among other things, reports on the Trust’s internal controls for financial reporting.

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The Board believes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of relevant information and may be inaccurate or incomplete. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Officers

The day-to-day operations of the Trust will be conducted through or under the direction of its officers: Bradley Reifler, President and Chief Executive Officer and one of the Trust’s portfolio managers, and David Wasitowski, Chief Financial Officer, Chief Accounting Officer, Chief Compliance Officer, Treasurer and one of the Trust’s portfolio managers. Messrs. Reifler and Wasitowski are both also interested members of the Board of Trustees, as well as officers of the Advisor. For more information regarding Messrs. Reifler and Wasitowski, see the table under “Management—Interested Trustees”.

The Trust does not have any other officers or employees. The Trust expects Messrs. Reifler and Wasitowski to be assisted in managing the day-to-day operations of the Trust and providing Board secretary and other similar functions by the Administrator and employees of the Advisor and its affiliates (without remuneration therefor other than, for the Administrator, under the terms of the Fund Services Agreement and, for the Advisor, through its fees; see “Management of the Trust—Advisor” in the Prospectus).

Compensation

The Trust intends to pay annual compensation to its Trustees as set forth in the following table. The Trust does not intend to pay compensation to its officers in respect of their roles as officers.

Name of Person and Position with the Trust	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Directors
Bradley Reifler, Interested Trustee and Chairman of the Board	0	0	0	0
David Wasitowski, Interested Trustee	0	0	0	0
Vikram Kuriyan, Independent Trustee	$20,000	0	0	$20,000
James McKay, Independent Trustee	$20,000	0	0	$20,000
Nicholas Mitsakos, Independent Trustee	$20,000	0	0	$20,000

Security Ownership of Management

The following table shows the dollar range of equity securities owned by the Trustees in the Trust and in other investment companies overseen by the Trustees within the same family of investment companies as of December 1, 2014. Investment companies are considered to be in the same family if they share the same investment Advisor or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services.

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Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies (1)
Interested Trustees:
Bradley Reifler	0	0
David Wasitowski	0	0
Independent Trustees:
Vikram Kuriyan	0	0
James McKay	0	0
Nicholas Mitsakos	0	0

(1)	The term “family of investment companies” means any two or more registered investment companies that share the same investment Advisor or principal underwriter or hold themselves out to investors as related companies for purposes of investment and investor services.

As of December 1, 2014, none of the Independent Trustees or their family members owned beneficially or of record securities issued by, or any other direct or indirect interest in, the Advisor or the principal underwriter of the Trust or any person directly or indirectly controlling, controlled by or under common control with the Advisor or principal underwriter of the Trust.

Trustees who are not “interested persons,” as defined in the 1940 Act, receive a fee for each Board and committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Trustees who are “interested persons,” as defined in the 1940 Act, and the Trust’s officers do not receive compensation from the Trust or any affiliate of the Trust that is a U.S. registered investment company, but are reimbursed for all out-of-pocket expenses relating to attendance at Board and committee meetings.

CODES OF ETHICS

Each of the Trust and the Advisor has adopted a code of ethics (collectively, the “Codes of Ethics”) pursuant to the requirements of the 1940 Act. Each of these Codes of Ethics is designed to prevent unlawful practices in the purchase and sale of securities by covered personnel or “access persons” of the Trust and Advisor, respectively. Each of these Codes of Ethics prohibits personnel subject to such code to invest directly or indirectly in securities purchased or held by the Trust, except to the extent such personnel invest in the Trust.

Each of these Codes of Ethics is included as an exhibit to the Trust’s registration statement on Form N-2 filed with the SEC. They are available on the EDGAR database on the SEC’s Internet site at www.sec.gov. They may also be reviewed and copied, after paying a duplicating fee, at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090, sending an email to publicinfo@sec.gov or writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns, either of record or beneficially, 5% or more of the outstanding shares of a fund. A control person is any person who owns, either directly or indirectly, more than 25% of the voting securities of a fund. As of the date of this SAI, the Trust’s single, founding shareholder, Forefront Partners, LLC, owns 100% of the Trust’s outstanding Shares, which are the Trust’s voting securities, and as a result may be deemed to be the principal shareholder and a control person of the Trust. Following the termination of the initial offering period and the commencement of the Trust’s investment operations, it is anticipated that no single shareholder will own more than 5% of the outstanding Shares of the Trust.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Advisor

As detailed in the Prospectus, Forefront Capital Advisors, LLC (the “Advisor”) is the investment adviser of the Trust and, as such, has responsibility for the management of the Trust’s affairs under the supervision of the Board of Trustees. The Advisor is newly formed, and is solely owned by Bradley Reifler, who is also the chairman of the Trust’s Board of Trustees. Additional biographical information concerning Mr. Reifler is set forth above and in the section entitled “Management of the Trust—Advisor” in the Prospectus.

The Trust will not pay the Advisor a management fee. Instead, the Trust will pay the Advisor an Advisory Fee. The method of calculating the Advisory Fee is described in the Prospectus under “Management of the Trust—Advisor—Advisory Fee”.

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The Administrator

The Trust has appointed Gemini Fund Services, LLC (the “Administrator”) to serve as its administrator pursuant to a fund services agreement between the Trust and the Administrator (the “Fund Services Agreement”). Under the Fund Services Agreement, the Administrator is responsible for certain matters pertaining to the administration of the Trust, including: (a) maintaining corporate and financial books and records, (b) providing administration services and (c) performing other accounting and clerical services. The Administrator is permitted to delegate any or all of its duties to its affiliated entities. The Administrator furnishes at its own expense the executive, supervisory and clerical personnel necessary to perform its obligations under the Fund Services Agreement. The Administrator is not required to pay the compensation of any employee of the Trust. The Administrator’s principal business address is 80 Arkay Drive, Suite 110, Hauppauge NY 11788. See the section entitled “Management of the Trust—The Administrator” in the Prospectus.

The Transfer Agent

Gemini Fund Services, LLC serves as the Transfer Agent for the Trust. The Transfer Agent’s principal business address is 17605 Wright Street, Suite 2, Omaha, NE 68130.

The Custodian

MUFG Union Bank, N.A. serves as the Custodian of the assets of the Trust and may maintain custody of such assets with U.S. subcustodians and foreign custody managers (which may be banks, trust companies, securities depositories and clearing agencies), subject to policies and procedures approved by the Trust’s Board of Trustees. See the section entitled “Management of the Trust—Custodian” in the Prospectus.

The Compliance Services Provider

The Trust has appointed Blue River Partners LLC to serve as an outside provider of certain compliance services pursuant to a services agreement between the Compliance Services Provider and the Trust. The Compliance Services Provider’s principal business address is 1909 Woodall Rodgers, Suite 560, Dallas, TX 75201.

Independent Registered Public Accounting Firm

The Trust’s independent registered public accounting firm is Marcum LLP. The firm will conduct an annual audit of the Trust’s financial statements. Marcum LLP’s principal business address is 750 3rd Ave, New York, NY 10017. The firm also prepares the Trust’s tax returns.

Legal Counsel

Certain legal matters in connection with the Shares will be passed upon for the Trust by Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, New York, NY 10105. DLA Piper LLP (US), 1251 Avenue of the Americas, New York, NY 10020 also acts as a legal counsel to the Trust.

Privacy Policy

The Trust comes into possession of nonpublic personal information about shareholders from the information it receives in subscription agreements and information relating to shareholders transactions.

The Trust’s privacy policy set forth below applies to the nonpublic personal information of individual investors, shareholders, prospective investors and former investors in the Trust (“Nonpublic Personal Information”). These policies apply to individuals only, and are subject to change.

The Trust does not disclose any Nonpublic Personal Information to anyone other than (i) Trust employees and service providers as necessary, (ii) the Distributor, in order to determine the shareholder’s eligibility for services offered by the Distributor or its affiliates and (iii) as compelled or permitted by law. It may also be necessary under anti-money laundering and similar laws to disclose information about shareholders in order to accept subscriptions from them.

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A shareholder may limit the extent to which the Trust shares the shareholder’s Nonpublic Personal Information with the Distributor by calling, toll free, 1-844-GET-FITX (1-844-438-3489). However, the Trust may still share such information with its service providers as necessary to service such shareholder’s investment or under other circumstances permitted by law. The Distributor may also market investment services to a shareholder where it has its own relationship with the shareholder. Once a shareholder has informed the Trust about his or her privacy preferences, they will remain in effect until the shareholder notifies the Trust otherwise.

Except as otherwise expressly provided above, the Trust restricts access to Nonpublic Personal Information to its employees and service providers who need to know the information to enable the Trust to serve its shareholders. The Trust and its service providers maintain physical, electronic and procedural safeguards to guard Nonpublic Personal Information.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has delegated proxy-voting responsibilities to the Advisor, subject to the Board’s general oversight. The proxy voting policies and procedures of the Advisor are attached as Appendix A. Information regarding how the Trust voted proxies relating to portfolio securities during the 12-month period ending June 30, 2015 will be available (1) without charge upon request by calling, toll free, 1-844-GET-FITX (1-844-438-3489), and (2) on the SEC’s website at www.sec.gov.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Trust anticipates investing substantially all of its assets in private transactions that will not involve brokerage commissions. The Advisor is responsible for decisions to buy and sell securities for the Trust, the selection of brokers and dealers, if any, to effect the transactions and the negotiation of prices and any brokerage commissions. With respect to fixed income instruments and other types of securities, the Trust may (i) purchase certain money market instruments directly from an issuer, in which case no commissions or discounts will be paid, (ii) purchase and sell securities in the over-the-counter market from or to an underwriter or dealer serving as market maker for the securities, in which case the price will include a fixed amount of compensation to the underwriter or dealer and (iii) purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services. Sales to dealers are effected at bid prices.

Affiliates of the Advisor may participate in the primary and secondary market for fixed income instruments. Because of certain limitations imposed by the 1940 Act, this may restrict the Trust’s ability to acquire some fixed income instruments. The Advisor does not believe that this will have a material effect on the Trust’s ability to acquire fixed income instruments consistent with its investment policies.

Payments of commissions to brokers who are affiliated persons of the Trust (or affiliated persons of such persons) will be made in accordance with Rule 17e-1 under the 1940 Act. Commissions paid on such transactions will be commensurate with the rate of commissions paid on similar transactions to brokers that are not so affiliated.

The Advisor is responsible for making investments and will engage in investment transactions in a manner deemed fair and reasonable to the Trust in and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Advisor considers the firm’s reliability, integrity and financial condition and the firm’s execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order and the best net price. There may be instances when, in the judgment of the Advisor, more than one firm can offer comparable execution services.

Under applicable law, the Advisor, under certain circumstances, may cause the Trust to pay a broker or dealer a commission for effecting a transaction in excess of the amount another broker or dealer would have charged for effecting the same transaction, in recognition of brokerage and research services provided by the broker or dealer. Brokerage and research services include: (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategies and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). The Advisor can pay such a higher commission if the Advisor has determined in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor to the Trust and that the total commissions paid by the Trust will be reasonable in relation to the benefits to the Trust over the long term. While the receipt of the brokerage and research services described above are not expected to reduce the expenses of the Advisor, it is expected that the Advisor will, through the use of such services, avoid incurring additional expenses by trying to develop comparable information on its own. Commission rates for brokerage transactions on foreign stock exchanges are generally fixed.

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While the Trust’s annual portfolio turnover rate is not expected to exceed 300% in normal circumstances, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Trust. Because it is difficult to predict future portfolio turnover rates accurately, actual turnover may be higher or lower than expected. Higher portfolio turnover results in increased costs incurred by the Trust, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

TAXES

The following discussion is a summary of the material U.S. federal income tax considerations applicable to us and to an investment in our Shares. This discussion is based on the provisions of the Code and the regulations of the U.S. Department of Treasury promulgated thereunder or “Treasury regulations,” each as in effect as of the date of this Prospectus. These provisions are subject to differing interpretations and change by legislative or administrative action and any change may be retroactive. This discussion does not constitute a detailed explanation of all U.S. federal income tax aspects affecting us and our shareholders and does not purport to deal with the U.S. federal income tax consequences that may be important to particular shareholders in light of their individual investment circumstances or to some types of shareholders subject to special tax rules, such as financial institutions, broker dealers, insurance companies, tax-exempt organizations, partnerships or other pass-through entities, persons holding our Shares in connection with a hedging, straddle, conversion or other integrated transaction, shareholders subject to the alternative minimum tax, shareholders who received our Shares as compensation, non-U.S. shareholders (as defined below) engaged in a trade or business in the United States, persons who have ceased to be U.S. citizens or to be taxed as resident aliens or individual non-U.S. shareholders present in the United States for 183 days or more during a taxable year. This discussion also does not address any tax laws other than the U.S. federal income tax laws, such as U.S. federal estate or gift tax or foreign, state or local tax. This discussion assumes that our shareholders hold their Shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). No ruling has been or will be sought from the IRS regarding any matter discussed herein.

A “U.S. shareholder” is a beneficial owner of Shares of that is for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;
•	a corporation created or organized in or under the laws of the United States, any state therein or the District of Columbia;
•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•	a trust if a court within the United States is able to exercise primary jurisdiction over the administration of the trust and one or more U.S. persons have authority to control all substantial decisions of the trust.

A “non-U.S. shareholder” means a beneficial owner of Shares that is for U.S. federal income tax purposes not a U.S. shareholder and not an entity taxed as a partnership.

If a partnership or other entity classified as a partnership, for U.S. federal income tax purposes, holds our Shares, the U.S. tax treatment of the partnership and each partner generally will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. A partnership considering an investment in our Shares should consult its own tax advisors regarding the U.S. federal income tax consequences of the acquisition, ownership and disposition of Shares by the partnership.

Taxation of the Trust

We intend to elect to be treated and to qualify each year as a RIC under the Code. Our status as a RIC enables us to deduct qualifying distributions to our shareholders, so that we will be subject to corporate-level U.S. federal income taxation only in respect of income and gains that we retain and do not distribute.

To maintain our status as a RIC, we must, among other things:

•	derive in each taxable year at least 90% of our gross income from dividends, interest, gains from the sale or other disposition of stock or securities and other specified categories of investment income, or the “90% Gross Income Test”; and
•	maintain diversified holdings (or the “Diversification Tests”) so that, subject to certain exceptions and cure periods, at the end of each quarter of our taxable year:
•	at least 50% of the value of our total gross assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and “other securities,” provided that such “other securities” shall not include any amount of any one issuer, if our holdings of such issuer are greater in value than 5% of our total assets or greater than 10% of the outstanding voting securities of such issuer, and
•	no more than 25% of the value of our assets may be invested in securities of any one issuer, the securities of any two or more issuers that are controlled by us and are engaged in the same or similar or related trades or businesses (excluding U.S. government securities and securities of other RICs), or the securities of one or more “qualified publicly traded partnerships.”

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To maintain our status as a RIC, we must distribute (or be treated as distributing) in each taxable year dividends for tax purposes of an amount equal to at least 90% of our investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gains over net long-term capital losses, as well as other taxable income, excluding any net capital gains reduced by deductible expenses) and 90% of our net tax-exempt income for that taxable year, or the “Annual Distribution Requirement”. As a RIC, we generally will not be subject to corporate-level U.S. federal income tax on our investment company taxable income and net capital gains that we distribute to shareholders. In addition, to avoid the imposition of a nondeductible 4% U.S. federal excise tax, we must distribute (or be treated as distributing) in each calendar year an amount at least equal to the sum of:

•	98% of our net ordinary income, excluding certain ordinary gains and losses, recognized during a calendar year;

•	98.2% of our capital gain net income, adjusted for certain ordinary gains and losses, recognized for the twelve-month period ending on October 31 of such calendar year; and

•	100% of any income or gains recognized, but not distributed, in preceding years.

While we intend to make distributions in sufficient amounts to avoid imposition of this 4% U.S. federal excise tax, we may not be successful in avoiding entirely the imposition of this tax. In that case, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

We are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the nature of our portfolio and/or (2) requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or to avoid the 4% U.S. federal excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally ordinary income plus the excess of net short-term capital gains over net long-term capital losses). If our expenses in a given year exceed investment company taxable income, we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our shareholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

Trust Investments

Certain of our investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of shares or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% Gross Income Test. We monitor our transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and to prevent disqualification of us as a RIC but there can be no assurance that we will be successful in this regard.

Debt Instruments. In certain circumstances, we may be required to recognize taxable income prior to when we receive cash. For example, if we hold debt instruments that are treated under applicable tax rules as having OID (such as debt instruments with an end-of-term payment and/or PIK interest payment or, in certain cases, increasing interest rates or issued with warrants), we must include in taxable income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any OID accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our shareholders in order to satisfy the Annual Distribution Requirement and to avoid the 4% U.S. federal excise tax, even though we will not have received any corresponding cash amount.

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Foreign Investments. In the event we invest in foreign securities, we may be subject to withholding and other foreign taxes with respect to those securities. We do not expect to satisfy the requirement to pass through to our shareholders their share of the foreign taxes paid by us.

Foreign Currency Transactions. Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time we accrue income or other receivables or accrue expenses or other liabilities denominated in a foreign currency and the time we actually collect such receivables or pay such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt instruments and certain other instruments denominated in a foreign currency, gains or losses attributable to fluctuations if the value of the foreign currency between the date of acquisition of the instrument and the date of disposition also are treated as ordinary gain or loss. These currency fluctuations related gains and losses may increase or decrease the amount of our investment company taxable income to be distributed to our shareholders as ordinary income.

Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC and if certain cure provisions described below are not available, we would be subject to tax on all of our taxable income (including our net capital gains) at regular corporate rates. We would not be able to deduct distributions to shareholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to our shareholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate shareholders would be eligible to claim a dividend received deduction with respect to such dividend; non-corporate shareholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s tax basis and any remaining distributions would be treated as a capital gain. If we fail to qualify as a RIC for a period greater than two consecutive taxable years, to qualify as a RIC in a subsequent year we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next ten years.

The remainder of this discussion assumes that we will qualify as a RIC for each taxable year.

Taxation of U.S. Shareholders

Distributions by us generally are taxable to U.S. shareholders as ordinary income or capital gains. Distributions from our investment company taxable income (consisting generally of net ordinary income, net short-term capital gain, and net gains from certain foreign currency transactions) generally will be taxable to U.S. shareholders as ordinary income to the extent made out of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional Shares. To the extent such distributions paid by us to noncorporate shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations and if certain holding period requirements are met, such distributions generally will be treated as qualified dividend income and eligible for a reduced maximum U.S. federal tax rate of 20%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum U.S. federal tax rate. Distributions generally will not be eligible for the dividends received deduction allowed to corporate shareholders.

Distributions of our net capital gain (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. shareholder as long-term capital gains (currently at a maximum U.S. federal tax rate of 20%) in the case of individuals, trusts or estates, regardless of the U.S. shareholder’s holding period for his, her or its Shares and regardless of whether paid in cash or reinvested in additional Shares. Distributions in excess of our earnings and profits first will reduce a U.S. shareholder’s adjusted tax basis in such shareholder’s Shares and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. shareholder. Shareholders receiving dividends in newly issued Shares will be treated as receiving a distribution equal to the value of the Shares received and should have a cost basis of such amount.

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Although we currently intend to distribute any net long-term capital gains at least annually, we may in the future decide to retain some or all of our net long-term capital gains but designate the retained amount as a “deemed distribution”. In that case, among other consequences, we will pay tax on the retained amount, each U.S. shareholder will be required to include their share of the deemed distribution in income as if it had been distributed to the U.S. shareholder and the U.S. shareholder will be entitled to claim a credit equal to their allocable share of the tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. shareholder’s tax basis for their Shares. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual shareholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. shareholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a shareholder’s liability for U.S. federal income tax. A shareholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our shareholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution”.

Any dividends declared by us in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month, which are actually paid during January of the following calendar year, will be treated as if paid by us and received by such shareholders on December 31 of the previous calendar year. In addition, we may elect to relate any undistributed investment company taxable income or net capital gains eligible for distribution as a dividend back to our immediately prior taxable year if we:

•	declare such dividend prior to the earlier of the 15th day of the ninth month following the close of that taxable year, or any applicable extended due date of our U.S. federal corporate income tax return for such prior taxable year;

•	distribute such amount in the 12-month period following the close of such prior taxable year; and

•	make an election in our U.S. federal corporate income tax return for the taxable year in which such undistributed investment company taxable income or net capital gains were recognized.

Any such election will not alter the general rule that a U.S. shareholder will be treated as receiving a dividend in the taxable year in which the dividend is distributed, subject to the October, November or December dividend declaration rule discussed immediately above. If an investor purchases Shares shortly before the record date of a distribution, the price of the Shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of its investment.

Dividend Reinvestment Plan. Under the dividend reinvestment plan, if a U.S. shareholder owns Shares registered in its own name, the U.S. shareholder will have all cash distributions automatically reinvested in additional Shares unless the U.S. shareholder opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan”. Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. shareholder. The U.S. shareholder will have an adjusted basis in the additional Shares purchased through the plan equal to the amount of the reinvested distribution. The additional Shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. shareholder’s account.

Dispositions. A U.S. shareholder generally will recognize gain or loss on the sale, exchange or other taxable disposition of Shares in an amount equal to the difference between the U.S. shareholder’s adjusted basis in the Shares disposed of and the amount realized on their disposition. Generally, gain recognized by a U.S. shareholder on the disposition of Shares will result in capital gain or loss to a U.S. shareholder and will be a long-term capital gain or loss if the Shares have been held for more than one year at the time of sale. Any loss recognized by a U.S. shareholder upon the disposition of Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by the U.S. shareholder. A loss recognized by a U.S. shareholder on a disposition of Shares will be disallowed as a deduction if the U.S. shareholder acquires additional Shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the Shares are disposed. In this case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss.

Repurchase or Tender Offers. In the event that a U.S. shareholder of Shares elects to tender the holder’s Shares and receive cash, the amount received on any such tender of Shares generally will be treated for U.S. federal income tax purposes as a payment in consideration for the sale of the Shares, rather than as a distribution. Any recognized gain or loss will generally be long-term capital gain or loss if the U.S. shareholder’s holding period with respect to the Shares exchanged for cash is more than one year at the time the redemption is consummated. Amounts received in connection with any such tender, however, will be treated as a distribution for U.S. federal income tax purposes if (i) the tender is “substantially equivalent to a dividend” (meaning that the U.S. shareholder’s percentage ownership in the Trust (including Shares the U.S. shareholder is deemed to own under certain constructive ownership rules) after the tender is not meaningfully reduced from what its percentage ownership in the Trust (including constructive ownership) was prior to the tender), (ii) the tender is not “substantially disproportionate” as to that U.S. shareholder (“substantially disproportionate” meaning, among other requirements, that the percentage of the Trust’s outstanding voting shares owned (including constructive ownership) immediately following the redemption is less than 80% of that percentage owned (including constructive ownership) by such holder immediately before the redemption) and (iii) the redemption does not result in a “complete termination” of the U.S. shareholder’s interest in the Trust (taking into account certain constructive ownership rules). If the U.S. shareholder had a relatively minimal interest in Shares and, taking into account the effect of tenders by other holders, its percentage ownership (including constructive ownership) in the Trust is reduced as a result of the redemption, such holder generally should be regarded as having a meaningful reduction in interest. For example, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction”. A U.S. shareholder should consult with its own tax advisors as to the tax consequences to it of any tender of its Shares.

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Tax Shelter Reporting Regulations. Under applicable Treasury regulations, if a U.S. shareholder recognizes a loss with respect to shares of $2 million or more for a non-corporate U.S. shareholder or $10 million or more for a corporate U.S. shareholder in any single taxable year (or a greater loss over a combination of years), the U.S. shareholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, U.S. shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. U.S. shareholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding. We are required in certain circumstances to backup withhold on taxable dividends or distributions paid to non-corporate U.S. shareholders who do not furnish us or the dividend-paying agent with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

Potential Limitation With Respect to Certain U.S. Shareholders on Deductions for Certain Fees and Expenses. Special tax rules will apply to certain shareholders if we are not treated as a “publicly offered regulated investment company.” In general, a publicly offered regulated investment company is one that, with respect to any particular taxable year, is either (1) continuously offered pursuant to a public offering (within the meaning of Section 4 of the Securities Act); (2) regularly traded on an established securities market; or (3) held by no fewer than 500 persons at all times during such taxable year. We expect to be treated as a “publicly offered regulated investment company” as a result of our Shares being continuously offered pursuant to a public offering. However, we cannot assure you that we will be treated as a publicly offered regulated investment company for all years. If we are not treated as a publicly offered regulated investment company for any calendar year, each U.S. shareholder that is an individual, trust or estate will be treated as having received a dividend from us in the amount of such U.S. shareholder’s allocable share of the Advisory Fees paid to our Adviser and certain of our other expenses for the calendar year, and these fees and expenses will be treated as miscellaneous itemized deductions of such U.S. shareholder. Miscellaneous itemized deductions generally are deductible by a U.S. shareholder that is an individual, trust or estate only to the extent that the aggregate of such U.S. shareholder’s miscellaneous itemized deductions exceeds 2% of such U.S. shareholder’s adjusted gross income for U.S. federal income tax purposes, are not deductible for purposes of the alternative minimum tax and are subject to the overall limitation on itemized deductions under the Code.

Taxation of Non-U.S. Shareholders

Whether an investment in Shares is appropriate for a non-U.S. shareholder will depend upon that person’s particular circumstances. An investment in Shares by a non-U.S. shareholder may have adverse tax consequences. Non-U.S. shareholders should consult their own tax advisors before investing in Shares.

Actual and Deemed Distributions; Dispositions. Distributions of our investment company taxable income to non-U.S. shareholders will generally be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current or accumulated earnings and profits even if they are funded by income or gains (such as portfolio interest, short-term capital gains or foreign-source dividend and interest income) that, if paid to a non-U.S. shareholder directly, would not be subject to withholding.

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Non-U.S. shareholders generally are not subject to U.S. federal income tax on capital gains realized on the sale of our Shares or on actual or deemed distributions of our net capital gains. If we distribute our net capital gains in the form of deemed rather than actual distributions, a non-U.S. shareholder will be entitled to a federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. shareholder is not otherwise required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate non-U.S. shareholder, distributions (both actual and deemed) and gains realized upon the sale of our Shares that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable tax treaty). Accordingly, investment in Shares may not be appropriate for certain non-U.S. shareholders.

Dividend Reinvestment Plan. Under our dividend reinvestment plan, if a non-U.S. shareholder owns Shares registered in its own name, the non-U.S. shareholder will have all cash distributions automatically reinvested in additional Shares unless it opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan”. If the distribution is a distribution of our investment company taxable income, is not designated by us as a short-term capital gains dividend or interest-related dividend and it is not effectively connected with a U.S. trade or business of the non-U.S. shareholder (or, if required by an applicable income tax treaty, is not attributable to a U.S. permanent establishment of the non-U.S. shareholder), the amount distributed (to the extent of our current or accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in Shares. The non-U.S. shareholder will have an adjusted basis in the additional Shares purchased through the plan equal to the amount reinvested. The additional Shares will have a new holding period commencing on the day following the day on which the Shares are credited to the non-U.S. shareholder’s account.

Backup Withholding. A non-U.S. shareholder who is a nonresident alien individual and who is otherwise subject to withholding of federal income tax, will be subject to information reporting, but may not be subject to backup withholding of federal income tax on taxable dividends or distributions if the non-U.S. shareholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form). Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

Foreign Account Tax Compliance

Under the Foreign Account Tax Compliance provisions of the U.S. Hiring Incentives to Restore Employment Act or “FATCA,” (i) beginning July 1, 2014, certain payments of U.S. source interest, dividends and other fixed or determinable annual or periodical gains, profits and income and (ii) beginning January 1, 2017, gross proceeds from the sale or disposition of property of a type that can produce U.S. source interest or dividends, together, “withholdable payments,” made to or through certain foreign entities may be subject to a 30% withholding tax. The 30% withholding tax will apply if withholdable payments are made (i) to or through “foreign financial institutions” (that are not otherwise exempt) that do not enter into an agreement with the IRS to report information with respect to accounts held by U.S. persons or (ii) to certain other foreign entities that do not provide information regarding whether their direct and indirect owners are U.S. persons.

Each prospective investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Fiscal Year and Tax Year

The Trust’s fiscal year will end on September 30. The Trust anticipates sending to shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made or as otherwise required by the 1940 Act.

The Trust’s tax year will end on September 30. After the end of each tax year of the Trust, each shareholder will receive a Form 1099 reporting income or gain.

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FINANCIAL STATEMENTS

The Trust’s audited statement of assets and liabilities as of September 10, 2014 (the date on which the Trust received its initial capital), its audited statement of operations for the period from March 11, 2014 (the date on which the Trust was organized) through September 10, 2014 and the notes thereto, are set forth below, and are included herein in reliance on the report of Marcum LLP, included below, and upon the authority of such firm as experts in auditing and accounting.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Forefront Income Trust

We have audited the accompanying statement of assets and liabilities of Forefront Income Trust (the “Trust”) as of September 10, 2014, and the related statement of operations for the period March 11, 2014 through September 10, 2014. These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of cash held as of September 10, 2014 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Forefront Income Trust, as of September 10, 2014, and the results of its operations for the period March 11, 2014 through September 10, 2014 in conformity with accounting principles generally accepted in the United States of America.

/s/ Marcum LLP

New York, NY

October 20, 2014

Marcum LLP ■ 750 Third Avenue ■ 11th Floor ■ New York, New York 10017 ■ Phone 212.485.5500 ■ Fax 212.485.5501 ■ marcumllp.com

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FOREFRONT INCOME TRUST

STATEMENT OF ASSETS AND LIABILITIES

As of September 10, 2014

ASSETS
Cash	$100,000
Deferred offering costs	68,684
Due from Advisor	37,500

Total Assets	206,184

LIABILITIES
Accrued expenses	106,184

Total Liabilities	106,184

NET ASSETS	$100,000

At September 10, 2014, the components of net assets were as follows:
Par value of common shares of beneficial interest	$100
Paid-in capital	99,900
$100,000

Common shares of beneficial interest outstanding
(Unlimited authorized common shares, $0.01 par value)	10,000

Net asset value per share	$10.00

Sees notes to financial statements.

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FOREFRONT INCOME TRUST

STATEMENT OF OPERATIONS

For the period from March 11, 2014 through September 10, 2014

EXPENSES
Organizational costs	$37,500
Less: Reimbursement from adviser	(37,500)

NET EXPENSES	$-

NET INCOME	$-

Sees notes to financial statements.

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ForeFRONT INcome TRUST

NOTES TO FINANCIAL STATEMENTS

September 10, 2014

(1)	ORGANIZATION

Forefront Income Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Trust engages in a continuous offering of shares and operates as an interval fund that will offer to make quarterly repurchases of shares at net asset value. The Trust’s investment adviser is Forefront Capital Advisors, LLC (the “Advisor”).

The investment objective is to seek current income, primarily by investing in fixed income securities. The Trust’s investment objective is not fundamental and can be changed by the Board without shareholder approval. There can be no assurance that the Trust will achieve its investment objective.

The Trust was organized as a statutory trust on March 11, 2014 under the laws of the State of Delaware. The Trust has an unlimited number of shares of beneficial interest, $0.01 par value, authorized. The Trust had no operations from that date through September 10, 2014, other than those relating to organizational matters and the registration of its shares under applicable securities laws. Forefront Partners, LLC, an affiliate of the Advisor, purchased the initial shares at $10.00 per share on September 10, 2014 and holds 10,000 shares, which are the only shares outstanding.

The Trust’s shares are offered subject to a sales load of 3.00% of the offering price. Such sales load was waived for the initial shares purchased by Forefront Partners, LLC, an affiliate of the Advisor.

(2)	SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The following is a summary of significant accounting policies used in preparing the financial statements.

Organizational and Offering Costs

All costs incurred by the Trust in connection with its organization and initial offering of shares have been paid by the Advisor and will be subject to recoupment as described in Note 3. Organizational costs were charged to expenses as incurred. Offering costs incurred by the Trust are treated as deferred charges until operations commence and thereafter will be amortized over a 12-month period using the straight line method.

Securities Valuation

Valuation of Securities For Which Independent Pricing Sources Are Not Available

Interests in certain loans and other fixed-income securities, including certain senior loans, held by the Trust will not have readily available market quotations or be priced by an independent pricing source or pricing model. Such loans and fixed-income securities will be valued by the Advisor according to a fair value process set forth in the Trust’s valuation policies and procedures. The fair value methodologies and processes set forth in the Trust’s valuation policies and procedures take into account applicable regulatory and accounting guidance including the fair value measurement standards incorporated in FASB Topic 820 in addition to other factors. “ Fair Value” is generally understood to mean the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date or exit date or according to applicable regulatory guidance, the amount that an arm’s length buyer, under the circumstances would pay for the security. Fair value is a market-based measurement and it aims to measure the assumptions that market participants would use when pricing an asset or liability, including assumptions about risk. Loans and other securities held by the Trust which do not trade in any market, which are not priced by an independent pricing source or pricing model or which are deemed to be illiquid will be valued at fair valued by the Advisor under valuation policies and procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees.

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FOREFRONT INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

September 10, 2014

(2)	SIGNIFICANT ACCOUNTING POLICIES (continued)

Valuation of Securities For Which Independent Pricing Sources Are Available

Securities whose primary market is on an exchange will be valued based on their exchange trading price. Securities not traded on any exchange and for which over-the-counter market quotations are readily available will be valued based on the mean of the bid and asked prices (or a yield equivalent thereof) obtained from independent market makers or brokers (“Independent Pricing Source”). Where possible, more than one market maker or broker may be used. Certain securities may be valued by an outside pricing service that employs a pricing model (“Pricing Model”) that takes into account bids, yield spreads, and/or other market data and specific security characteristics (e.g.; credit quality, maturity and coupon rate).

Securities that are priced by an Independent Pricing Source or valued by a Pricing Model but where such prices or values are deemed unreliable or not reflective of fair value, or where a price or value may not be available at a given point in time, will be fair valued pursuant to the valuation procedures discussed under the preceding sub-heading.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions related to the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates.

Federal Income Taxes

The Trust intends to elect to be treated as a Registered Investment Company (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended for the taxable year ending September 30, 2014. So long as the Trust maintains its status as a RIC, it generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes at least annually to its stockholders as dividends. Rather, any tax liability related to income earned by the Trust represents obligations of the Trust’s investors and will not be reflected in the financial statements of the Trust.

Indemnification

The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on industry experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

(3)	INVESTMENT ADVISORY

The Trust will not pay the Advisor a fixed management fee. Instead, the Trust will pay the Advisor an Advisory Fee, annually in arrears for the previous Fiscal Year after the close of such Fiscal Year and in the first quarter following the close of such Fiscal Year, subject to the Trust having achieved an increase in its pre-Advisory Fee net investment income for that previous Fiscal Year of 8.00% (in other words, subject to the Trust having achieved an 8.00% pre-Advisory Fee net return for its shareholders for that previous Fiscal Year). The Trust refers to this 8.00% amount as the Hurdle. The Advisor will receive no compensation until after the Hurdle is passed. Thereafter, the Advisory Fee will be charged, and will be equal to (i) 80% of the portion (if any) of the Trust’s Pre-Advisory Fee Net Investment Income (as defined below) that exceeds the 8.00% Hurdle but is less than or equal to an 18.00% return, plus (ii) 20% of the portion (if any) of the Trust’s Pre-Advisory Fee Net Investment Income that exceeds an 18.00% return. For purposes of calculating the Advisory Fee, “Pre-Advisory Fee Net Investment Income” shall mean, with respect to any Fiscal Year, interest income, dividend income and any other income including (i) any fees such as commitment and origination fees received by the Trust; (ii) any structuring, diligence, consulting and any other fees received by the Trust, or by the Advisor and accruing to the Trust, in connection with a Trust investment; and (iii) any income received from investments with a deferred interest feature (such as original interest discount, pay in kind interest and zero coupon securities), less other expenses. Pre-Advisory Fee Net Investment Income does not include any realized or unrealized capital gains. For the purposes of calculating Pre-Advisory Fee Net Investment Income, neither the liquidation preference of any preferred shares issued by the Trust nor the aggregate amount of any borrowings for investment purposes will be deducted from the Trust’s total assets. Pre-Advisory Fee Net Investment Income includes accrued income that we have not yet received in cash, such as the amount of any market discount we may accrue on debt instruments we purchase below par value.

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FOREFRONT INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

September 10, 2014

(3)	INVESTMENT ADVISORY (continued)

The Advisor has entered into an Expenses Limitation Agreement (the “Expenses Limitation Agreement”) with the Trust, in which the Advisor has contractually agreed to reduce its fees, absorb expenses of the Trust or both, in order to ensure that the Trust’s expenses (excluding the Advisory Fee, taxes, interest on borrowings, brokerage commissions, acquired fund fees and expenses, shareholder services fees, extraordinary expenses such as litigation or reorganizational costs and organizational costs incurred prior to commencement of the Trust’s operations) will not exceed the annual rate of 1.75% of the Trust’s net assets attributable to Shares. The Expenses Limitation Agreement will allow the Advisor to receive reimbursement of any excess expense payments made by it on a rolling three-year basis, if such reimbursement can be achieved within the 1.75% expense ratio. The Expenses Limitation Agreement shall remain in effect until at least two years from the commencement of Trust operations (unless terminated by, or with the consent of, the Trustees of the Trust or in the event the Investment Advisory Agreement is terminated), and shall continue in effect for successive twelve-month periods, provided that such each continuance is specifically approved at least annually by a majority of the Trustees of the Trust.

(4)	NEW ACCOUNTING PRONOUNCEMENT

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-10, which eliminated certain financial reporting requirements of companies previously identified as “Development Stage Entities” (Topic 915). The amendments in this ASU simplify accounting guidance by removing all incremental financial reporting requirements for development stage entities. The amendments also reduce data maintenance and, for those entities subject to audit, audit costs by eliminating the requirement for development stage entities to present inception-to-date information in the statements of income, cash flows, and shareholders’ equity. Early application of each of the amendments is permitted for any annual reporting period or interim period for which the entity’s financial statements have not been issued (public business entities) or made available for issuance (other entities). Upon adoption, entities will no longer present or disclose any information required by Topic 915. For public business entities, those amendments are effective for annual reporting periods beginning after September 30, 2014, and interim periods therein. The Trust has adopted this ASU.

Management does not believe that any other issued, but not yet effective accounting pronouncements, if currently adopted, would have a material effect on the Trust’s financial statements.

(5)	SUBSEQUENT EVENTS

The Trust is required to recognize in its financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Trust is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

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APPENDIX A

PROXY VOTING POLICIES AND PROCEDURES

Forefront Capital Advisors, LLC (the “Advisor”) has a fiduciary duty to Forefront Income Trust (the “Trust”) to vote proxies in the best interests of the Trust and its shareholders. The Trust invests primarily in certain types of fixed-income securities, and therefore, it is expected that there will be limited circumstances in which the Advisor would be asked to vote the Trust’s securities. In such instances, the Advisor has these adopted policies and procedures for voting the Trust’s securities.

General Policy

In determining how to vote proxy issues, the Advisor will consider the probable consequences of each issue and vote in a manner designed to protect and enhance the interests of the Trust and its shareholders.

Voting Proxies

Each proxy will be reviewed on a case-by-case basis and in general voted in a way intended to maximize the value of the Trust’s particular investment. The Advisor will generally rely on the perspectives of the Trust’s portfolio managers, who have a day-to-day perspective with respect to the companies and issuers in which the Trust invests. Therefore, the Trust’s portfolio managers will generally be responsible for the Advisor’s decisions as to how to cast proxy votes. In certain instances, the Advisor may seek insight and expertise from outside sources as to how a proxy vote may affect the prospects of a particular issuer and vote accordingly.

Certain proxy votes may present a conflict between the interests of the Trust on the one hand and the interests of the Advisor or persons affiliated with the Advisor on the other. In such a case, the Advisor will abstain from making a voting decision and may forward proxy voting materials to a third party or parties in order to enable the Trust to cast a vote.

Voting Guidelines

Accountability. The Advisor will generally endeavor to vote proxies in a manner that will reinforce the notion of management’s accountability to its board of directors and the board’s accountability to its shareholders.

Alignment of Interests. The Advisor believes that each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders and that compensation should be designed to reward management for creating value for the shareholders. The Advisor does not support compensation that may be overly dilutive to existing shareholders.

Mergers, Acquisitions and Other Corporate Actions. The Advisor will analyze these proposals from the perspective of the Advisor’s investment thesis concerning the company and will vote on a case-by-case basis.

Routine Business Matters. Matters which are not deemed to a have a potentially material effect on the Trust’s holdings generally would be left to the discretion of the company’s board of directors. However, proposals where there is insufficient information available with which to make an informed decision on the proposal generally will not be supported.

These voting guidelines provide a framework for making proxy voting decisions. However, the guidelines cannot address all potential proxy issues. Decisions on certain specific issues must be made within the context of these voting guidelines and the investment objective, policies and practices of the Trust.

Recordkeeping

Records of how proxies are voted will be maintained in accordance with the Advisor’s and the Trust’s recordkeeping policies.

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Part C. Other Information

Item 25. Financial Statements and Exhibits

1.	Financial Statements:

Audited statement of assets and liabilities of Forefront Income Trust (the “Registrant”) as of September 10, 2014, audited statement of operations of the Registrant from March 11, 2014 through September 10, 2014, the notes thereto, audit report of Marcum LLP (the “Independent Registered Public Accounting Firm”).

2.	Exhibits
	a.1	Certificate of Trust of the Registrant, dated March 11, 2014.(1)

	a.2	Agreement and Declaration of Trust of the Registrant, dated March 10, 2014.**

	b.	Bylaws of the Registrant.(2)

	c.	None.

	d.	Exhibits a.1, a.2 and b are incorporated herein by reference.

	e.	None.

	f.	None.

	g.1	Investment Advisory Agreement between the Registrant and Forefront Capital Advisors, LLC (the “Advisor”).(2)

	g.2	Expenses Limitation Agreement between the Registrant and the Advisor, as amended.*

	h.1	Underwriting Agreement between the Registrant and Northern Lights Distributors, LLC (the “Distributor”).(2)

	h.2	Form of Selling Agreement between the Distributor and Selling Agents.(2)

	h.3	Shareholder Service Plan of the Registrant.(2)

	i.	None.

	j.	Global Custody Agreement between the Registrant and MUFG Union Bank, N.A. (the “Custodian”).(2)

	k.1	Fund Services Agreement between the Registrant and Gemini Fund Services, LLC (the “Administrator”).(2)

	k.2	Services Agreement between the Registrant and Blue River Partners LLC (the “Compliance Services Provider”).(2)

	l	Opinion and Consent of Ellenoff Grossman and Schole LLP as to the Registrant’s Shares.(2)

	m.	None.

	n.	Consent of the Independent Registered Public Accounting Firm.*

	o.	None.

	p.	Letter from Forefront Partners, LLC to Registrant dated as of September 10, 2014 in respect of initial capital investment by Forefront Partners, LLC in the Registrant.(2)

	q.	None.

	r.1	Code of Ethics of the Registrant, as amended.*

	r.2	Code of Ethics of the Advisor, as amended.*

_______________________
*	Filed herewith.

**	Filed herewith to supersede previously filed version, which contained a typographical error.

(1)	Incorporated by reference to Exhibit a.1 to the Registrant’s Registration Statement on Form N-2 filed with the Commission on April 7, 2014 (File Nos. 333-195106, 811-22956).

(2)	Incorporated by reference to the corresponding exhibit to Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 filed with the Commission on October 21, 2014 (File Nos. 333-195106, 811-22956).

Item 26. Marketing Arrangements

Not applicable.

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Item 27. Other Expenses of Issuance and Distribution

Securities and Exchange Commission fees	$12,880.	00
FINRA fees	$5,000.	00
Blue Sky registration expenses	$9,795.	00
Printing and engraving expenses	$10,000.	00
Legal fees	$350,000.	00
Accounting expenses	$15,000.	00

Item 28. Persons Controlled by or Under Common Control

None.

Item 29. Number of Holders of Securities

As of October 1, 2014, the Registrant had the following number of record holders of each class of its outstanding securities:

Title of Class of Securities	Number of Record Holders

Common shares of beneficial interest, $0.01 par value	1

Item 30. Indemnification

Reference is made to Article 8 (Indemnification) of the Registrant’s Amended and Restated Declaration of Trust, which is incorporated by reference herein.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Registrant’s Declaration of Trust, its Bylaws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Advisor

Forefront Capital Advisors, LLC is the investment adviser to the Registrant, and its business is summarized in Part A and Part B of this Registration Statement under the sections entitled “Management of the Trust” and “Investment Management and Other Services,” respectively. Information as to any other businesses, professions, vocations or employments of a substantial nature engaged in by officers of the Advisor during the last two fiscal years is incorporated by reference to Form ADV filed by the parent company of the Advisor with the SEC under the Investment Advisors Act of 1940.

Item 32. Location of Accounts and Records

The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of the Advisor, Forefront Capital Advisors, LLC, Attention: Secretary – Forefront Income Trust.

Item 33. Management Services

None.

Item 34. Undertakings

1.	The Registrant undertakes to suspend the offering of Shares until the prospectus is amended, if (1) subsequent to the effective date of this registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

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4.	The Registrant undertakes:

a.	to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)	to include any prospectus required by Section 10(a)(3) of the 1933 Act;

(2)	To reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3)	To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

b.	that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

c.	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

d.	each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;

e.	that for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;

(2)	the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.	Not applicable.

6.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two Business Days of receipt of a written or oral request, its Statement of Additional Information.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 1st day of December, 2014.

FOREFRONT INCOME TRUST

By:	/s/ Bradley Reifler
Name: Bradley Reifler
Title: Chairman of the Board of Trustees, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Position	Date

/s/ Bradley Reifler	Chairman of the Board of Trustees, President and Chief Executive Officer (principal executive officer)	December 1, 2014

/s/ David Wasitowski	Trustee, Chief Financial Officer, Chief Accounting Officer, Chief Compliance Officer, Treasurer (principal financial officer and principal accounting officer)	December 1, 2014

/s/ Vikram Kuriyan	Trustee	December 1, 2014

/s/ James McKay	Trustee	December 1, 2014

/s/ Nicholas Mitsakos	Trustee	December 1, 2014

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